UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-00649

Fidelity Puritan Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Low-Priced Stock Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	(4.16)%	9.02%	11.27%
Class K	(4.07)%	9.12%	11.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund, a class of the fund, on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

34,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$29,100	Fidelity® Low-Priced Stock Fund
$27,379	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Co-Lead Managers Sam Chamovitz, Morgen Peck and Joel Tillinghast:  For the fiscal year ending July 31, 2022, the fund's share classes returned about -4%, outperforming the -14.29% result of the benchmark Russell 2000® Index. The primary contributors to performance versus the benchmark were security selection and an underweighting in health care. Strong picks in the consumer discretionary sector, especially within the retailing industry, also helped. Also bolstering performance was an overweighting in energy. UnitedHealth Group, the fund's biggest individual contributor, increased about 33% this period. This was our biggest holding. Our second-largest contributor was AutoZone, which gained roughly 32% the past year. This was among the fund's largest holdings. Another contributor this period was Elevance Health. The fund's shares in Elevance Health gained about 26% the past 12 months. This was among our biggest holdings. All these contributors were non-benchmark positions. Conversely, the primary detractor from performance versus the benchmark was an overweighting in the consumer discretionary sector, especially within the retailing industry. An underweighting and stock picks in industrials and security selection in consumer staples also hampered relative performance. The biggest individual relative detractor was an overweight position in Bed Bath & Beyond (-83%), which was a stake that was not held at the end of this period. The fund's non-benchmark stake in Ross Stores, one of the fund's largest holdings, returned -33%. Another notable relative detractor was an out-of-benchmark stake in Barratt Developments (-34%). Foreign holdings detracted overall, hampered in part by continued U.S. dollar strength. Notable changes in positioning include a higher allocation to the energy and health care sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Joel Tillinghast plans to step down from his portfolio management responsibilities in the fourth quarter of 2023, but will remain at Fidelity as a senior advisor to the Fidelity equity team. On November 16, 2021, Sam Chamovitz and Morgen Peck became co-lead managers of the fund alongside Joel, after having served as co-managers since April 2017 and May 2016, respectively, and will remain co-lead managers following Joel’s retirement from managing the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
UnitedHealth Group, Inc.	5.5
Metro, Inc.	4.2
AutoZone, Inc.	4.0
Elevance Health, Inc.	3.0
Next PLC	2.9
Monster Beverage Corp.	2.3
Ross Stores, Inc.	1.7
Unum Group	1.6
Synchrony Financial	1.5
Murphy Oil Corp.	1.5
28.2

Market Sectors as of July 31, 2022

% of fund's net assets
Consumer Discretionary	18.3
Health Care	14.4
Consumer Staples	13.0
Financials	12.0
Energy	11.6
Information Technology	11.4
Industrials	7.2
Materials	4.9
Utilities	1.2
Communication Services	0.9
Real Estate	0.3

Asset Allocation (% of fund's net assets)

As of July 31, 2022*
Stocks	95.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.8%

Foreign investments - 38.4%

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	61.6%
Japan	8.8%
Canada	6.3%
United Kingdom	5.2%
Korea (South)	2.2%
Taiwan	1.9%
Cayman Islands	1.8%
Netherlands	1.8%
Ireland	1.6%
Other	8.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (000s)
COMMUNICATION SERVICES - 0.9%
Entertainment - 0.5%
GungHo Online Entertainment, Inc.	455,206	$8,882
International Games Systems Co. Ltd.	250,000	2,954
Warner Bros Discovery, Inc. (a)	8,500,413	127,506
		139,342
Interactive Media & Services - 0.1%
Cars.com, Inc. (a)	49,900	587
Dip Corp.	100,228	2,692
New Work SE (b)	2,000	266
Ziff Davis, Inc. (a)	24,898	2,039
ZIGExN Co. Ltd.	3,045,463	7,826
		13,410
Media - 0.3%
AMC Networks, Inc. Class A (a)(b)	362,585	11,066
Cl Holdings, Inc.	30,021	211
Comcast Corp. Class A	76,763	2,880
Corus Entertainment, Inc. Class B (non-vtg.) (b)	911,785	2,677
DMS, Inc.	163,100	1,342
Gray Television, Inc.	123,605	2,295
Hyundai HCN	2,450,079	5,240
Intage Holdings, Inc.	947,868	10,245
Nexstar Broadcasting Group, Inc. Class A	20,744	3,908
Pico Far East Holdings Ltd.	22,538,343	3,187
RKB Mainichi Broadcasting Corp.	39,280	1,919
Saga Communications, Inc. Class A	452,962	10,604
Sky Network Television Ltd. (a)	1,311,521	1,904
TechTarget, Inc. (a)	49,574	3,232
Thryv Holdings, Inc. (a)	450,635	10,968
TOW Co. Ltd. (c)	3,535,308	8,370
Trenders, Inc.	143,453	1,694
TVA Group, Inc. Class B (non-vtg.) (a)	2,983,550	6,291
WOWOW INC.	167,400	1,838
		89,871
Wireless Telecommunication Services - 0.0%
Okinawa Cellular Telephone Co.	49,348	2,009

TOTAL COMMUNICATION SERVICES		244,632

CONSUMER DISCRETIONARY - 18.3%
Auto Components - 1.1%
Akwel	11,534	208
ASTI Corp. (c)	274,626	4,005
Cie Automotive SA	321,829	8,414
Compagnie Plastic Omnium SA	447,432	8,327
DaikyoNishikawa Corp.	246,010	1,033
G-Tekt Corp.	401,823	4,048
Gentex Corp.	600,694	16,952
GUD Holdings Ltd.	99,668	617
Hi-Lex Corp.	1,378,817	11,611
IJTT Co. Ltd.	78,652	311
LCI Industries	100	14
Lear Corp.	349,677	52,850
Linamar Corp.	1,231,882	56,161
Motonic Corp. (c)	2,066,285	13,672
Murakami Corp. (c)	850,680	14,682
Nippon Seiki Co. Ltd.	2,400,864	15,411
Patrick Industries, Inc.	81,479	4,947
Piolax, Inc. (c)	2,229,190	33,332
Sewon Precision Industries Co. Ltd. (c)(d)	500,000	1,537
SJM Co. Ltd. (c)	1,282,000	3,603
SJM Holdings Co. Ltd.	500,470	1,173
SNT Holdings Co. Ltd. (c)	885,108	10,669
Strattec Security Corp. (a)(c)	261,628	7,770
TBK Co. Ltd.	863,598	2,175
Topre Corp.	310,455	2,405
TPR Co. Ltd.	350,510	3,295
Yachiyo Industry Co. Ltd.	890,843	4,561
Yutaka Giken Co. Ltd. (c)	1,213,825	17,184
		300,967
Automobiles - 0.0%
Isuzu Motors Ltd.	99,822	1,095
Kabe Husvagnar AB (B Shares)	246,734	4,856
		5,951
Distributors - 0.1%
Arata Corp.	597,719	18,477
Central Automotive Products Ltd.	306,118	5,609
LKQ Corp.	98,579	5,406
Nakayamafuku Co. Ltd.	191,930	449
SPK Corp.	518,319	5,445
		35,386
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. (a)	23,151	928
Clip Corp. (c)	236,672	1,374
Cross-Harbour Holdings Ltd.	2,382,245	3,308
Frontdoor, Inc. (a)	491,345	13,153
JP-Holdings, Inc.	98,608	190
Kukbo Design Co. Ltd.	162,889	2,142
MegaStudyEdu Co. Ltd.	27,865	1,888
Step Co. Ltd. (c)	1,142,211	15,007
YDUQS Participacoes SA	100,100	256
		38,246
Hotels, Restaurants & Leisure - 0.2%
Betsson AB (B Shares) (a)	3,000,050	20,709
Brinker International, Inc. (a)	42,036	1,166
Everi Holdings, Inc. (a)	167,278	3,213
Fairwood Holdings Ltd.	98,695	168
Flanigans Enterprises, Inc. (b)	10,713	300
Ibersol SGPS SA	1,198,672	7,253
J.D. Wetherspoon PLC (a)	100,248	679
Kindred Group PLC (depositary receipt)	1,087,821	9,548
Ride On Express Holdings Co. Lt	40,315	395
Ruth's Hospitality Group, Inc.	176,842	3,104
The Restaurant Group PLC (a)	14,457,481	8,918
		55,453
Household Durables - 3.8%
Ace Bed Co. Ltd.	10,277	338
Barratt Developments PLC	48,000,572	292,860
Bellway PLC	3,402,032	101,338
Coway Co. Ltd.	35,000	1,720
Cuckoo Holdings Co. Ltd.	410,921	5,447
D.R. Horton, Inc.	871,760	68,023
Emak SpA	4,145,213	5,635
First Juken Co. Ltd. (c)	1,351,648	11,487
FJ Next Co. Ltd.	1,087,752	8,874
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	17,000,837	83,941
Hamilton Beach Brands Holding Co.:
Class A	317,824	3,763
Class B (a)	182,462	2,160
Helen of Troy Ltd. (a)	747,263	99,976
Lennar Corp. Class A	58,099	4,938
LGI Homes, Inc. (a)	997	112
M/I Homes, Inc. (a)	666,262	30,655
Mohawk Industries, Inc. (a)	1,246,073	160,095
Open House Group Co. Ltd.	525,071	22,906
Portmeirion Group PLC	59,506	290
Pressance Corp.	2,101,592	24,793
Q.E.P. Co., Inc.	15,285	277
Sanei Architecture Planning Co. Ltd. (c)	1,684,146	21,081
Taylor Morrison Home Corp. (a)	3,090,554	88,699
Tempur Sealy International, Inc.	99,401	2,732
Token Corp.	589,381	39,361
Toll Brothers, Inc.	78,863	3,878
ZAGG, Inc. rights (a)(d)	448,847	40
		1,085,419
Internet & Direct Marketing Retail - 0.2%
Aucfan Co. Ltd. (a)(b)	49,348	195
Belluna Co. Ltd. (c)	6,143,936	35,910
Ci Medical Co. Ltd.	79,273	3,051
Dustin Group AB (e)	296,415	2,016
Enigmo, Inc.	1,196,767	4,644
Hamee Corp.	274,200	2,177
Papyless Co. Ltd.	83,501	744
Syuppin Co. Ltd.	149,462	1,586
Vipshop Holdings Ltd. ADR (a)	1,039,330	9,520
		59,843
Leisure Products - 0.0%
Mars Group Holdings Corp.	371,715	4,573
Miroku Corp.	133,757	1,580
		6,153
Multiline Retail - 3.1%
Big Lots, Inc. (b)(c)	1,744,938	35,230
Europris ASA (e)	373,774	2,204
Gwangju Shinsegae Co. Ltd.	45,408	1,145
Lifestyle China Group Ltd. (a)	16,442,263	1,655
Lifestyle International Holdings Ltd. (a)	18,736,501	6,444
Max Stock Ltd. (a)	10,652	19
Next PLC (c)	9,850,058	816,407
Ollie's Bargain Outlet Holdings, Inc. (a)	4,096	241
Pan Pacific International Holdings Ltd.	20,008	312
Ryohin Keikaku Co. Ltd.	50,403	500
Seria Co. Ltd.	25,003	498
Treasure Factory Co. Ltd.	48,934	553
		865,208
Specialty Retail - 8.1%
Academy Sports & Outdoors, Inc.	113,891	4,901
Arcland Sakamoto Co. Ltd.	122,760	1,427
AutoZone, Inc. (a)	523,981	1,119,952
Best Buy Co., Inc. (b)	1,030,696	79,353
BMTC Group, Inc. (c)	3,336,486	37,129
Bonia Corp. Bhd	675,810	335
Buffalo Co. Ltd.	89,879	771
Burlington Stores, Inc. (a)	17,608	2,485
Dick's Sporting Goods, Inc.	64,556	6,042
Foot Locker, Inc. (b)(c)	6,300,066	178,733
Formosa Optical Technology Co. Ltd.	1,362,000	2,875
Fuji Corp.	277,157	2,628
Genesco, Inc. (a)(b)	127,442	7,143
Goldlion Holdings Ltd.	21,667,390	3,754
Handsman Co. Ltd.	420,717	2,839
IA Group Corp. (c)	127,727	3,367
International Housewares Retail Co. Ltd.	3,276,879	1,211
JD Sports Fashion PLC	33,401,285	52,696
Jumbo SA (c)	9,446,965	146,277
Kid ASA (e)	44,637	441
Ku Holdings Co. Ltd.	1,430,008	13,242
Leon's Furniture Ltd.	266,998	3,482
Maisons du Monde SA (e)	154,068	1,641
Mr. Bricolage SA (a)	830,768	8,576
Nafco Co. Ltd. (c)	1,870,895	22,497
Nextage Co. Ltd.	315,873	6,987
Nitori Holdings Co. Ltd.	56,988	6,029
Ross Stores, Inc.	5,926,559	481,592
Sally Beauty Holdings, Inc. (a)(c)	6,975,040	89,141
Sleep Number Corp. (a)(b)	997	45
T-Gaia Corp.	34,595	425
The Buckle, Inc. (b)	156,612	4,730
WH Smith PLC (a)	50,180	882
Williams-Sonoma, Inc.	26,633	3,846
		2,297,474
Textiles, Apparel & Luxury Goods - 1.5%
Best Pacific International Holdings Ltd.	24,361,617	5,338
Capri Holdings Ltd. (a)	2,975,569	144,851
Carter's, Inc. (b)	50,000	4,074
Deckers Outdoor Corp. (a)	16,408	5,139
Embry Holdings Ltd.	2,265,844	211
Fossil Group, Inc. (a)(c)	3,994,061	24,084
G-III Apparel Group Ltd. (a)	597,713	13,203
Gildan Activewear, Inc.	4,584,498	134,361
Handsome Co. Ltd. (c)	1,400,000	33,441
JLM Couture, Inc. (a)(c)(d)	154,776	279
Levi Strauss & Co. Class A	100	2
PVH Corp.	39,661	2,456
Samsonite International SA (a)(e)	996,965	2,088
Sun Hing Vision Group Holdings Ltd. (c)	19,144,107	2,683
Tapestry, Inc.	81,020	2,725
Texwinca Holdings Ltd.	47,235,036	8,725
Victory City International Holdings Ltd. (a)(d)	8,388,483	310
Youngone Corp.	250,000	7,751
Youngone Holdings Co. Ltd. (c)	961,000	35,400
		427,121

TOTAL CONSUMER DISCRETIONARY		5,177,221

CONSUMER STAPLES - 13.0%
Beverages - 2.6%
A.G. Barr PLC	1,979,576	13,042
Britvic PLC	5,549,015	58,149
Monster Beverage Corp. (a)	6,427,391	640,297
Muhak Co. Ltd. (c)	1,900,256	10,205
Olvi Oyj (A Shares)	14,594	537
Spritzer Bhd	5,125,400	2,315
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	3,009,936	4,695
		729,240
Food & Staples Retailing - 8.2%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	248,591	11,106
Australasian Foods Holdco Pty Ltd. (a)(d)	3,481,102	0
Belc Co. Ltd. (c)	1,616,016	66,828
BJ's Wholesale Club Holdings, Inc. (a)	142,865	9,672
Corporativo Fragua S.A.B. de CV	236,483	3,714
Cosmos Pharmaceutical Corp.	1,568,331	168,615
Create SD Holdings Co. Ltd. (c)	4,943,841	114,519
Daikokutenbussan Co. Ltd.	296,120	12,158
G-7 Holdings, Inc.	887,392	9,913
Genky DrugStores Co. Ltd. (c)	999,836	24,366
Halows Co. Ltd. (c)	1,637,375	38,573
Kusuri No Aoki Holdings Co. Ltd.	660,868	27,497
MARR SpA	113,187	1,562
Metro, Inc. (b)(c)	21,500,791	1,190,599
Natural Grocers by Vitamin Cottage, Inc.	55,322	917
North West Co., Inc.	83,222	2,241
Qol Holdings Co. Ltd. (c)	2,140,400	24,077
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	9,868	766
Sapporo Clinical Laboratory	28,058	261
Sprouts Farmers Market LLC (a)	3,872,371	107,032
Sugi Holdings Co. Ltd.	49,831	2,248
Sundrug Co. Ltd.	2,700,994	63,358
Tsuruha Holdings, Inc.	149,547	8,520
United Natural Foods, Inc. (a)	477,974	20,319
Valor Holdings Co. Ltd.	241,058	3,399
Walgreens Boots Alliance, Inc. (b)	9,281,996	367,753
YAKUODO Holdings Co. Ltd.	156,679	2,474
Yaoko Co. Ltd.	725,094	35,263
		2,317,750
Food Products - 1.9%
Armanino Foods of Distinction	196,432	699
Axyz Co. Ltd.	21,580	513
Carr's Group PLC (c)	5,743,943	9,233
Cloetta AB	24,885	50
Cranswick PLC	440,120	17,902
Darling Ingredients, Inc. (a)	9,927	688
Dole PLC	993,526	9,309
Food Empire Holdings Ltd. (c)	35,500,125	13,383
Fresh Del Monte Produce, Inc. (c)	4,511,970	134,051
Inghams Group Ltd.	1,051,507	2,180
Ingredion, Inc.	391,259	35,597
Kaveri Seed Co. Ltd.	500,714	3,069
Kri Kri Milk Industry SA	98,769	575
Lassonde Industries, Inc. Class A (sub. vtg.)	15,712	1,485
Mitsui Sugar Co. Ltd.	204,819	2,923
Origin Enterprises PLC (c)	8,693,688	35,186
Ottogi Corp.	3,451	1,189
Pacific Andes International Holdings Ltd. (a)(d)	106,294,500	988
Pacific Andes Resources Development Ltd. (a)(d)	207,064,007	1
Pickles Corp.	197,064	1,690
Prima Meat Packers Ltd.	698,960	11,912
Rocky Mountain Chocolate Factory, Inc. (a)(c)	454,374	3,072
S Foods, Inc.	527,593	12,123
Seaboard Corp.	40,570	164,740
Sunjin Co. Ltd. (c)	2,300,055	19,085
Sunjuice Holdings Co. Ltd.	240,000	2,137
Thai President Foods PCL (For. Reg.)	347,581	1,832
Tyson Foods, Inc. Class A	603,697	53,131
Ulker Biskuvi Sanayi A/S (a)	4,913	4
		538,747
Household Products - 0.0%
Transaction Co. Ltd.	391,230	3,329
Personal Products - 0.2%
Hengan International Group Co. Ltd.	8,240,182	39,837
Herbalife Nutrition Ltd. (a)	44,266	1,081
Sarantis SA (c)	3,865,857	27,263
TCI Co. Ltd.	900,000	4,326
USANA Health Sciences, Inc. (a)	8,103	564
		73,071
Tobacco - 0.1%
KT&G Corp.	50,000	3,140
Scandinavian Tobacco Group A/S (e)	742,625	14,193
Turning Point Brands, Inc.	24,985	600
		17,933

TOTAL CONSUMER STAPLES		3,680,070

ENERGY - 11.6%
Energy Equipment & Services - 0.4%
AKITA Drilling Ltd. Class A (non-vtg.) (a)	1,421,445	2,176
Bristow Group, Inc. (a)	242,811	6,265
Championx Corp.	247,441	5,169
Helix Energy Solutions Group, Inc. (a)(b)	641,035	2,590
John Wood Group PLC (a)	980,336	1,874
KS Energy Services Ltd. (a)(d)	12,911,018	122
Liberty Oilfield Services, Inc. Class A (a)	4,799,664	68,155
Oil States International, Inc. (a)	2,511,606	12,809
PHX Energy Services Corp.	1,321,877	6,070
Total Energy Services, Inc.	1,823,273	10,978
		116,208
Oil, Gas & Consumable Fuels - 11.2%
Adams Resources & Energy, Inc.	173,090	5,885
Antero Resources Corp. (a)	217,596	8,626
APA Corp.	9,959	370
Baytex Energy Corp. (a)	604,341	3,247
Beach Energy Ltd.	9,000,767	11,599
Berry Corp.	3,783,882	32,314
Birchcliff Energy Ltd. (b)	497,975	3,827
Bonterra Energy Corp. (a)	541,410	4,080
Callon Petroleum Co. (a)(b)	1,050,613	48,370
China Petroleum & Chemical Corp.:
(H Shares)	86,378,504	40,724
sponsored ADR (H Shares)	96,675	4,537
Civitas Resources, Inc. (c)	2,825,070	166,566
CNX Resources Corp. (a)(b)	1,600,648	27,643
Denbury, Inc. (a)	138,613	9,968
Diamondback Energy, Inc.	498,195	63,779
Energy Transfer LP	673,470	7,617
Enterprise Products Partners LP	1,519,818	40,625
EQT Corp.	7,275,557	320,343
Exxon Mobil Corp.	43,215	4,189
Genesis Energy LP	148,643	1,485
Hankook Shell Oil Co. Ltd.	42,000	7,992
HF Sinclair Corp.	3,983,797	190,505
Iwatani Corp.	98,729	4,138
Kyungdong Invest Co. Ltd.	99,715	2,753
Laredo Petroleum, Inc. (a)	24,985	2,215
Marathon Oil Corp.	10,182,964	252,538
Mi Chang Oil Industrial Co. Ltd. (c)	173,900	10,703
Murphy Oil Corp. (c)	11,802,566	414,742
NACCO Industries, Inc. Class A	404,332	15,890
Northern Oil & Gas, Inc.	360,505	10,393
Oasis Petroleum, Inc. (c)	2,805,599	359,790
Oasis Petroleum, Inc.:
warrants 9/1/24 (a)(c)	330,755	6,466
warrants 9/1/25 (a)(c)	165,427	2,829
Oil & Natural Gas Corp. Ltd.	92,500,493	156,850
Oil India Ltd.	26,300,000	63,186
Ovintiv, Inc.	2,223,684	113,608
PDC Energy, Inc.	352,803	23,176
Petronet LNG Ltd.	14,000,000	38,921
Peyto Exploration & Development Corp. (b)	8,006,307	90,032
Pioneer Natural Resources Co.	17,124	4,058
Range Resources Corp. (a)	296,110	9,792
Reliance Industries Ltd.	50,600	1,607
SilverBow Resources, Inc. (a)(b)	700,017	31,634
Southwestern Energy Co. (a)	48,100,334	339,588
Star Petroleum Refining PCL (For. Reg.)	8,860,879	2,866
Thungela Resources Ltd.	19,721	348
TotalEnergies SE sponsored ADR	3,677,121	187,754
Unit Corp. warrants 9/3/27 (a)	194,100	2,863
World Fuel Services Corp.	700,619	19,421
		3,172,452

TOTAL ENERGY		3,288,660

FINANCIALS - 12.0%
Banks - 2.4%
ACNB Corp.	430,258	14,151
Arrow Financial Corp.	402,964	13,519
Associated Banc-Corp.	252,422	5,074
Bank of America Corp.	79,467	2,687
Bank7 Corp.	94,544	2,228
Bar Harbor Bankshares	637,533	18,469
C & F Financial Corp.	31,649	1,409
Camden National Corp.	400,067	18,283
Cathay General Bancorp	537,008	22,393
Central Pacific Financial Corp.	120,000	2,842
Central Valley Community Bancorp	109,149	1,826
Citizens Financial Services, Inc.	20,000	1,460
Codorus Valley Bancorp, Inc. (c)	648,433	14,246
Comerica, Inc.	35,475	2,759
Community Trust Bancorp, Inc.	68,143	2,953
Dimeco, Inc.	34,995	1,662
Eagle Bancorp, Inc.	1,074,582	52,687
East West Bancorp, Inc.	531,279	38,135
Financial Institutions, Inc.	445,059	11,799
First Bancorp, Puerto Rico	272,375	4,110
First Foundation, Inc.	24,756	515
First of Long Island Corp. (c)	1,270,673	23,126
Five Star Bancorp	140,419	3,703
FNB Corp., Pennsylvania	264,740	3,166
Hanmi Financial Corp.	668,058	16,882
Hilltop Holdings, Inc. (b)	79,975	2,307
Hope Bancorp, Inc.	55,823	840
IndusInd Bank Ltd.	50,200	664
LCNB Corp.	94,985	1,472
Meridian Bank/Malvern, PA	146,197	4,177
Oak Valley Bancorp Oakdale California	49,737	900
OFG Bancorp	105,000	2,884
Plumas Bancorp	198,035	6,159
Popular, Inc.	49,546	3,848
Preferred Bank, Los Angeles	215,165	15,642
QCR Holdings, Inc.	106,127	6,292
Regions Financial Corp.	153,988	3,261
Sparebank 1 Sr Bank ASA (primary capital certificate)	1,086,253	12,801
Sparebanken More (primary capital certificate)	252,883	1,907
Sparebanken Nord-Norge	1,974,106	19,097
Synovus Financial Corp.	77,706	3,138
The First Bancorp, Inc.	110,233	3,330
Trico Bancshares	27	1
United Community Bank, Inc.	99,092	3,372
Unity Bancorp, Inc.	150,933	4,229
Washington Trust Bancorp, Inc.	677,577	37,185
Wells Fargo & Co.	5,888,381	258,323
West Bancorp., Inc.	632,918	16,462
Western Alliance Bancorp.	996	76
		688,451
Capital Markets - 0.7%
Azimut Holding SpA	118,434	2,062
Banca Generali SpA (b)	44,063	1,274
CI Financial Corp.	3,897,020	44,918
Daou Data Corp.	38,100	337
Diamond Hill Investment Group, Inc.	18,780	3,590
Federated Hermes, Inc.	1,844,423	62,913
Lazard Ltd. Class A	1,728,357	65,107
LPL Financial	24,905	5,228
PJT Partners, Inc.	34,546	2,469
SEI Investments Co.	1,096	61
T. Rowe Price Group, Inc.	997	123
Van Lanschot Kempen NV (Bearer)	1,025,299	23,421
		211,503
Consumer Finance - 2.6%
Aeon Credit Service (Asia) Co. Ltd.	14,151,742	8,834
Cash Converters International Ltd.	15,496,123	2,603
Credit Acceptance Corp. (a)(b)	13,492	7,770
Discover Financial Services	2,339,046	236,244
H&T Group PLC	145,220	700
Navient Corp.	2,080,994	34,274
Regional Management Corp.	286,600	11,751
Synchrony Financial	12,842,025	429,951
		732,127
Diversified Financial Services - 0.7%
Equitable Holdings, Inc.	99,661	2,833
Far East Horizon Ltd.	1,000,368	825
Fuyo General Lease Co. Ltd.	99,542	6,128
Jackson Financial, Inc. (b)	4,259,745	117,186
Ricoh Leasing Co. Ltd.	658,323	17,691
Tokyo Century Corp.	150,793	5,333
Zenkoku Hosho Co. Ltd.	1,200,538	40,844
		190,840
Insurance - 5.1%
AEGON NV	16,000,156	70,276
AFLAC, Inc.	3,328,924	190,747
American Financial Group, Inc.	25,257	3,376
ASR Nederland NV	1,583,063	65,851
Chubb Ltd.	16,540	3,120
Db Insurance Co. Ltd.	1,471,817	68,242
Employers Holdings, Inc.	726,948	28,867
FBD Holdings PLC	137,827	1,437
Genworth Financial, Inc. Class A (a)	99,595	423
Hartford Financial Services Group, Inc.	85,276	5,498
Hiscox Ltd.	99,973	1,087
Hyundai Fire & Marine Insurance Co. Ltd.	650,004	16,358
Legal & General Group PLC	6,931,600	22,032
Lincoln National Corp.	2,591,699	133,058
National Western Life Group, Inc.	99,288	20,056
NN Group NV	850,787	39,721
Old Republic International Corp.	131,136	3,052
Primerica, Inc.	341,308	43,923
Qualitas Controladora S.A.B. de CV	633,816	2,674
Reinsurance Group of America, Inc.	2,304,287	266,790
Selective Insurance Group, Inc.	12,600	981
The Travelers Companies, Inc.	22,240	3,529
Unum Group (c)	13,743,953	442,418
		1,433,516
Thrifts & Mortgage Finance - 0.5%
ASAX Co. Ltd.	394,020	1,820
Axos Financial, Inc. (a)	396,170	16,544
Enact Holdings, Inc.	2,260,070	52,072
Eqb, Inc.	319,978	13,891
Eqb, Inc. rights	211,374	9,080
Essent Group Ltd.	444,809	18,575
Federal Agricultural Mortgage Corp.:
Class A (multi-vtg.)	4,935	522
Class C (non-vtg.)	174,442	19,239
Genworth Mortgage Insurance Ltd.	3,925,138	7,778
Hingham Institution for Savings (b)	10,858	3,149
Southern Missouri Bancorp, Inc.	180,157	9,718
Walker & Dunlop, Inc.	9,859	1,111
		153,499

TOTAL FINANCIALS		3,409,936

HEALTH CARE - 14.4%
Biotechnology - 1.5%
Amgen, Inc.	1,207,333	298,779
Cell Biotech Co. Ltd.	271,910	2,885
Essex Bio-Technology Ltd.	10,600,486	4,794
Gilead Sciences, Inc.	31,886	1,905
Regeneron Pharmaceuticals, Inc. (a)	201,172	117,020
		425,383
Health Care Equipment & Supplies - 0.9%
Arts Optical International Holdings Ltd. (a)	16,692,105	1,403
Embecta Corp. (a)(b)(c)	3,450,045	101,535
Fukuda Denshi Co. Ltd.	688,047	38,289
Hoshi Iryo-Sanki Co. Ltd. (c)	203,378	5,819
I-Sens, Inc.	325,000	8,641
InBody Co. Ltd. (c)	689,936	13,194
Japan Lifeline Co. Ltd.	100,000	746
Nakanishi, Inc.	395,904	7,451
Prim SA (c)	1,379,621	19,177
ResMed, Inc.	21,996	5,290
St.Shine Optical Co. Ltd. (c)	3,137,800	27,439
Techno Medica Co. Ltd.	37,620	447
Utah Medical Products, Inc. (c)	217,988	19,911
Value Added Technology Co. Ltd.	375,000	9,534
Vieworks Co. Ltd.	377,339	11,894
		270,770
Health Care Providers & Services - 11.1%
Centene Corp. (a)	827,145	76,900
Cigna Corp.	362,291	99,760
DaVita HealthCare Partners, Inc. (a)	50,515	4,251
DVx, Inc. (c)	621,208	4,838
Elevance Health, Inc.	1,751,369	835,578
Hi-Clearance, Inc.	1,540,000	7,954
Humana, Inc.	7,677	3,700
Laboratory Corp. of America Holdings	16,548	4,339
Medica Sur SA de CV	321,142	866
MEDNAX, Inc. (a)	1,255,545	28,451
Owens & Minor, Inc.	29,947	1,060
Quest Diagnostics, Inc.	39,023	5,329
Select Medical Holdings Corp. (b)	149,525	4,429
Ship Healthcare Holdings, Inc.	69,415	1,327
Sinopharm Group Co. Ltd. (H Shares)	39,817,070	91,301
UnitedHealth Group, Inc.	2,885,934	1,565,163
Universal Health Services, Inc. Class B	3,500,906	393,747
WIN-Partners Co. Ltd. (c)	2,368,718	18,125
		3,147,118
Pharmaceuticals - 0.9%
Bliss Gvs Pharma Ltd.	2,363,041	2,314
China Medical System Holdings Ltd.	5,662,221	9,016
Consun Pharmaceutical Group Ltd.	3,947,894	2,163
Daewon Pharmaceutical Co. Ltd. (c)	2,142,922	29,234
Dai Han Pharmaceutical Co. Ltd.	251,037	5,282
Daito Pharmaceutical Co. Ltd. (c)	972,722	19,319
Dawnrays Pharmaceutical Holdings Ltd.	62,419,662	10,178
DongKook Pharmaceutical Co. Ltd. (c)	3,139,600	46,410
Faes Farma SA	1,200,999	5,119
FDC Ltd. (a)	2,420,666	7,755
Fuji Pharma Co. Ltd.	626,219	4,711
Genomma Lab Internacional SA de CV	2,491,898	2,316
Granules India Ltd.	100,000	379
Huons Co. Ltd. (c)	853,834	24,682
Hypera SA	419,700	3,455
Jazz Pharmaceuticals PLC (a)	10,965	1,711
Kaken Pharmaceutical Co. Ltd.	34,599	1,010
Kissei Pharmaceutical Co. Ltd.	98,695	2,092
Korea United Pharm, Inc.	40,010	789
Kwang Dong Pharmaceutical Co. Ltd. (c)	3,496,733	17,440
Kyung Dong Pharmaceutical Co. Ltd.	750,000	5,183
Lee's Pharmaceutical Holdings Ltd.	20,810,989	5,117
Luye Pharma Group Ltd. (a)(e)	994,780	298
Nippon Chemiphar Co. Ltd.	17,015	238
Recordati SpA	176,960	7,819
Samjin Pharmaceutical Co. Ltd.	1,600	30
Sawai Group Holdings Co. Ltd.	39,937	1,296
Syngen Biotech Co. Ltd.	350,700	1,571
Towa Pharmaceutical Co. Ltd.	254,491	4,842
Whanin Pharmaceutical Co. Ltd. (c)	1,750,000	23,033
		244,802

TOTAL HEALTH CARE		4,088,073

INDUSTRIALS - 7.2%
Aerospace & Defense - 0.1%
Huntington Ingalls Industries, Inc.	9,943	2,156
Rheinmetall AG	27,481	5,023
V2X, Inc. (a)	417,180	13,867
		21,046
Air Freight & Logistics - 0.1%
AIT Corp.	162,547	2,233
Compania de Distribucion Integral Logista Holdings SA	4,965	102
FedEx Corp.	71,757	16,726
Sinotrans Ltd. (H Shares)	29,662,835	8,880
		27,941
Airlines - 0.0%
Hawaiian Holdings, Inc. (a)(b)	105,885	1,584
Jet2 PLC (a)	110,803	1,237
		2,821
Building Products - 0.2%
Builders FirstSource, Inc. (a)	134,967	9,178
Caesarstone Sdot-Yam Ltd.	311,802	2,800
Jeld-Wen Holding, Inc. (a)	401,567	7,140
Kondotec, Inc. (c)	1,603,655	12,543
Masonite International Corp. (a)	25,858	2,354
Nihon Dengi Co. Ltd.	261,569	6,462
Nihon Flush Co. Ltd.	1,245,947	9,195
Owens Corning	38,132	3,536
		53,208
Commercial Services & Supplies - 0.8%
Aeon Delight Co. Ltd.	82,134	1,778
AJIS Co. Ltd. (c)	861,775	13,604
Asia File Corp. Bhd	4,500,000	1,770
Biffa PLC (e)	496,029	2,195
Calian Group Ltd.	74,318	4,004
Civeo Corp. (a)(c)	875,661	25,981
CoreCivic, Inc. (a)	4,146,675	44,660
CTS Co. Ltd.	4,926	30
Fursys, Inc. (c)	900,000	21,867
Lion Rock Group Ltd.	18,557,320	2,269
Mears Group PLC	1,013,239	2,381
Mitie Group PLC	39,197,650	37,376
NICE Total Cash Management Co., Ltd.	1,025,000	3,988
Prosegur Compania de Seguridad SA (Reg.)	500,052	889
Sunny Friend Environmental Technology Co. Ltd.	100,000	614
The Brink's Co.	177,405	10,101
The GEO Group, Inc. (a)	1,790,510	11,746
VSE Corp. (c)	1,006,767	42,234
		227,487
Construction & Engineering - 0.6%
API Group Corp. (a)	344,337	6,098
Argan, Inc.	207,072	7,695
Boustead Projs. Pte Ltd.	1,285,492	836
Boustead Singapore Ltd.	4,849,328	3,231
Br Holding Corp.	61,574	161
Daiichi Kensetsu Corp. (c)	1,484,497	14,777
EMCOR Group, Inc.	61,012	7,100
Fluor Corp. (a)	388,726	9,878
Fuji Furukawa Engineering & Construction Co. Ltd.	4,983	124
Geumhwa PSC Co. Ltd. (c)	360,000	8,184
Granite Construction, Inc.	297,101	8,883
Kyeryong Construction Industrial Co. Ltd. (c)	675,000	12,722
Meisei Industrial Co. Ltd.	1,141,487	6,104
Mirait One Corp.	386,438	4,827
Nippon Rietec Co. Ltd.	984,877	7,057
Primoris Services Corp.	1,350,065	31,538
Raiznext Corp. (c)	3,111,105	28,619
Seikitokyu Kogyo Co. Ltd.	246,721	1,538
Shinnihon Corp.	1,741,541	9,736
Sinopec Engineering Group Co. Ltd. (H Shares)	99,284	43
Totetsu Kogyo Co. Ltd.	148,090	2,650
United Integrated Services Co.	300,800	1,537
		173,338
Electrical Equipment - 1.0%
Acuity Brands, Inc.	547,520	99,868
Aichi Electric Co. Ltd. (c)	542,480	11,754
AQ Group AB	699,999	19,666
Atkore, Inc. (a)	98,959	9,824
Chiyoda Integre Co. Ltd.	317,973	5,057
Generac Holdings, Inc. (a)	9,869	2,648
GrafTech International Ltd.	12,075,555	92,982
Hammond Power Solutions, Inc. Class A	436,521	4,772
I-Sheng Electric Wire & Cable Co. Ltd.	267,000	364
Korea Electric Terminal Co. Ltd.	440,401	19,051
Sensata Technologies, Inc. PLC	350,031	15,566
Servotronics, Inc. (a)	110,691	1,230
Vitzrocell Co. Ltd.	140,000	1,268
		284,050
Industrial Conglomerates - 0.2%
DCC PLC (United Kingdom)	990,686	64,545
Mytilineos SA	49,830	766
Nolato AB (B Shares)	24,915	150
Reunert Ltd.	1,640,700	4,048
		69,509
Machinery - 1.6%
Aalberts Industries NV	5,262,201	224,272
Allison Transmission Holdings, Inc.	301,846	12,638
ASL Marine Holdings Ltd. (a)(c)	43,011,052	1,946
Clean & Science Co. Ltd.	45,000	376
Crane Holdings Co.	48,675	4,815
Cummins, Inc.	100	22
Daiwa Industries Ltd.	1,342,409	11,435
ESAB Corp. (b)	100,018	4,123
Estic Corp.	181,755	1,388
Foremost Income Fund (a)	2,141,103	9,631
Haitian International Holdings Ltd.	5,500,791	13,202
Hosokawa Micron Corp.	108,100	2,222
Hurco Companies, Inc.	225,106	5,702
Hyster-Yale Materials Handling:
Class A (c)	199,913	6,915
Class B (a)(c)	310,000	10,723
Ihara Science Corp. (c)	1,093,398	18,026
JOST Werke AG (e)	75,551	3,135
Kyowakogyosyo Co. Ltd.	41,748	1,347
Luxfer Holdings PLC sponsored	167,739	2,741
Maruzen Co. Ltd. (c)	1,533,769	21,605
Miller Industries, Inc.	88,089	2,117
Mincon Group PLC	2,084,495	2,173
Mitsui Engineering & Shipbuilding Co. (a)	2,969,984	8,012
Nadex Co. Ltd. (c)	768,329	4,351
Nippon Dry-Chemical Co. Ltd.	83,912	1,060
Nitchitsu Co. Ltd.	34,919	322
Oshkosh Corp.	24,921	2,146
Park-Ohio Holdings Corp. (c)	747,106	13,261
Semperit AG Holding	368,083	7,449
Shinwa Co. Ltd.	14,806	254
SIMPAC, Inc.	1,300,000	6,477
Stabilus Se	24,759	1,389
Takamatsu Machinery Co. Ltd.	350,491	1,685
Takeuchi Manufacturing Co. Ltd.	100,000	1,932
TK Group Holdings Ltd.	8,039,717	1,844
Tocalo Co. Ltd.	2,958,658	28,450
Trinity Industrial Corp.	817,475	4,077
Yamada Corp.	19,091	332
		443,595
Marine - 0.0%
Eagle Bulk Shipping, Inc.	103,191	5,462
Genco Shipping & Trading Ltd.	329,051	6,344
Japan Transcity Corp.	66,721	251
Kirby Corp. (a)	9,459	600
Tokyo Kisen Co. Ltd. (c)	788,275	2,962
		15,619
Professional Services - 0.5%
ABIST Co. Ltd.	73,672	1,650
Alight, Inc. Class A (a)	182,115	1,373
Altech Corp.	199,215	2,907
Artner Co. Ltd.	119,840	793
ASGN, Inc. (a)	52,514	5,449
Barrett Business Services, Inc.	34,433	2,809
BeNext-Yumeshin Group Co.	98,695	1,184
CACI International, Inc. Class A (a)	14,804	4,475
Career Design Center Co. Ltd.	99,181	905
Careerlink Co. Ltd.	49,304	845
Creek & River Co. Ltd.	10,043	179
en japan, Inc.	250,061	3,930
FTI Consulting, Inc. (a)	1,991	326
Gakujo Co. Ltd.	275,597	2,173
Hito Communications Holdings, Inc.	176,554	2,178
JAC Recruitment Co. Ltd.	49,831	736
Kelly Services, Inc. Class A (non-vtg.)	401,058	8,695
McMillan Shakespeare Ltd.	1,484,910	12,804
Nielsen Holdings PLC	241,425	5,782
Outsourcing, Inc.	198,205	1,783
Persol Holdings Co. Ltd.	157,683	3,264
Quick Co. Ltd.	658,949	7,576
SaraminHR Co. Ltd.	75,000	1,964
Science Applications International Corp.	151,784	14,703
SHL-JAPAN Ltd.	108,096	2,178
Synergie SA	133,326	3,993
TrueBlue, Inc. (a)	224,611	4,861
WDB Holdings Co. Ltd.	398,238	7,635
Will Group, Inc.	1,114,444	10,194
World Holdings Co. Ltd. (c)	1,229,236	21,993
		139,337
Road & Rail - 0.8%
Alps Logistics Co. Ltd. (c)	2,641,946	22,808
Chilled & Frozen Logistics Holdings Co. Ltd.	792,768	6,864
Daqin Railway Co. Ltd. (A Shares)	31,800,000	28,542
Hamakyorex Co. Ltd. (c)	1,210,001	29,044
Knight-Swift Transportation Holdings, Inc. Class A	43,580	2,395
Sakai Moving Service Co. Ltd. (c)	1,109,363	41,224
SENKO Co. Ltd.	480,466	3,326
Stef SA	99,359	9,475
Trancom Co. Ltd. (c)	825,540	45,626
Universal Logistics Holdings, Inc.	1,240,543	37,278
XPO Logistics, Inc. (a)	43,861	2,620
		229,202
Trading Companies & Distributors - 1.2%
AddTech AB (B Shares)	25,433	433
AerCap Holdings NV (a)	1,550	70
Alconix Corp. (c)	2,375,042	23,458
Alligo AB (B Shares)	10,000	103
Chori Co. Ltd.	677,009	10,106
Goodfellow, Inc. (c)	697,920	5,532
Green Cross Co. Ltd. (c)	484,254	3,600
Hanwa Co. Ltd.	97,767	2,138
Itochu Corp.	3,939,338	114,673
Kamei Corp.	1,639,918	13,263
Lumax International Corp. Ltd.	1,988,900	4,531
Mitani Shoji Co. Ltd.	2,805,819	33,339
MRC Global, Inc. (a)	1,266,592	14,718
Nishikawa Keisoku Co. Ltd.	9,840	357
NOW, Inc. (a)	387,778	4,289
Otec Corp.	120,233	2,077
Parker Corp. (c)	2,142,797	8,812
Rasa Corp.	157,100	1,148
Richelieu Hardware Ltd.	716,352	21,677
Rush Enterprises, Inc. Class A	83,920	4,044
Sanyo Trading Co. Ltd.	119,100	905
Senshu Electric Co. Ltd. (c)	695,524	27,236
Tanaka Co. Ltd.	35,658	156
TECHNO ASSOCIE Co. Ltd.	222,083	1,968
Totech Corp. (c)	895,899	23,243
Univar Solutions, Inc. (a)	214,449	5,799
Yamazen Co. Ltd.	129,048	976
Yuasa Trading Co. Ltd.	365,736	9,932
		338,583
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	12,054,889	9,183
Daito Koun Co. Ltd.	19,867	102
Isewan Terminal Service Co. Ltd.	1,247,622	6,397
Meiko Transportation Co. Ltd.	816,568	6,634
Qingdao Port International Co. Ltd. (H Shares) (e)	16,392,332	7,768
		30,084

TOTAL INDUSTRIALS		2,055,820

INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 0.0%
Calix, Inc. (a)	170,599	9,731
Casa Systems, Inc. (a)(b)	400,988	1,772
		11,503
Electronic Equipment & Components - 4.6%
A&D Holon Holdings Co. Ltd.	583,412	4,254
Advanced Energy Industries, Inc.	170,188	15,230
Alviva Holdings Ltd. (c)	7,324,228	10,083
Arrow Electronics, Inc. (a)	25,953	3,326
CDW Corp.	86,230	15,653
CONEXIO Corp.	29,659	294
Daido Signal Co. Ltd.	95,872	341
Daiwabo Holdings Co. Ltd.	768,460	11,032
Elematec Corp. (c)	2,122,014	20,032
ePlus, Inc. (a)	13,239	736
FLEXium Interconnect, Inc.	520,000	1,575
Hagiwara Electric Holdings Co. Ltd.	222,861	3,385
Hon Hai Precision Industry Co. Ltd. (Foxconn)	104,000,012	378,866
IDIS Holdings Co. Ltd. (c)	800,000	8,256
Insight Enterprises, Inc. (a)	372,040	34,752
Kingboard Chemical Holdings Ltd. (c)	67,954,523	198,672
Kitron ASA	986,957	2,129
Makus, Inc.	480,783	3,088
Methode Electronics, Inc. Class A	1,024,399	42,246
Nippo Ltd. (c)	690,283	3,943
PAX Global Technology Ltd.	43,209,985	40,458
Redington (India) Ltd.	27,894,820	43,985
SAMT Co. Ltd.	100,000	290
ScanSource, Inc. (a)	525,027	16,775
Shibaura Electronics Co. Ltd.	375,048	14,118
Simplo Technology Co. Ltd.	5,871,000	51,724
Sunny Optical Technology Group Co. Ltd.	49,772	673
TD SYNNEX Corp.	2,341,405	235,124
Test Research, Inc.	100,000	205
Thinking Electronic Industries Co. Ltd.	2,800,000	13,061
Tomen Devices Corp. (c)	507,243	20,630
Tripod Technology Corp.	1,266,000	4,330
VSTECS Holdings Ltd. (c)	112,739,345	86,171
Wayside Technology Group, Inc. (c)	281,100	8,855
		1,294,292
IT Services - 4.0%
ALTEN	123,726	16,641
Amdocs Ltd.	2,771,060	241,248
Argo Graphics, Inc.	736,237	19,113
Asahi Intelligence Service Co.	39,288	355
Avant Corp.	229,374	2,387
Bread Financial Holdings, Inc.	2,224,724	88,121
CDS Co. Ltd. (c)	386,707	5,446
Cielo SA	120,100	103
Cognizant Technology Solutions Corp. Class A	267,563	18,184
Concentrix Corp.	2,269,445	303,561
CSE Global Ltd. (c)	39,374,833	13,112
Data Applications Co. Ltd.	29,531	361
Densan System Holdings Co. Ltd.	39,555	709
Dimerco Data System Corp.	934,999	2,152
DTS Corp.	371,358	9,434
DXC Technology Co. (a)	99,696	3,150
E-Credible Co. Ltd.	236,349	3,112
E-Guardian, Inc.	10,046	240
eClerx Services Ltd. (a)	100,652	2,770
Enea AB (a)	8,849	80
EOH Holdings Ltd. (a)	6,169,675	1,845
EPAM Systems, Inc. (a)	99	35
Estore Corp.	193,728	2,355
ExlService Holdings, Inc. (a)	197,775	33,299
Gabia, Inc. (c)	900,000	8,159
Genpact Ltd.	24,885	1,196
Global Payments, Inc.	49,517	6,057
IFIS Japan Ltd.	23,963	111
Indra Sistemas SA (b)(c)	11,461,573	104,257
Infocom Corp.	19,908	320
Information Planning Co.	99,594	2,313
Jfe Systems, Inc.	9,954	172
Know IT AB	389,082	11,456
KPS AG	12,048	50
Maximus, Inc.	19,937	1,333
Metaage Corp.	1,927,000	2,158
Nice Information & Telecom, Inc.	351,965	6,836
Otsuka Corp.	995	31
Pole To Win Holdings, Inc.	255,804	1,982
Proact IT Group AB	4,936	43
Societe Pour L'Informatique Industrielle SA (c)	1,543,733	72,814
Softcreate Co. Ltd.	592,242	18,384
TDC Soft, Inc.	400,874	3,522
The Western Union Co.	6,972,110	118,665
Verra Mobility Corp. (a)	926,000	15,270
WNS Holdings Ltd. sponsored ADR (a)	49,723	4,311
		1,147,253
Semiconductors & Semiconductor Equipment - 0.4%
ASM Pacific Technology Ltd.	218,255	1,738
Entegris, Inc.	32,567	3,579
FormFactor, Inc. (a)	148,559	5,283
Intel Corp.	100	4
Japan Material Co. Ltd.	98,751	1,465
Machvision, Inc.	100,000	475
Melexis NV	99,069	8,460
Miraial Co. Ltd. (b)	148,523	2,044
MKS Instruments, Inc.	104,493	12,351
Powertech Technology, Inc.	9,000,000	25,714
Renesas Electronics Corp. (a)	414,355	3,947
Skyworks Solutions, Inc.	25,083	2,731
Synaptics, Inc. (a)	72,333	10,485
Systems Technology, Inc.	150,100	1,945
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,000	88
Topco Scientific Co. Ltd.	6,333,000	32,623
		112,932
Software - 0.9%
ANSYS, Inc. (a)	503,706	140,529
Check Point Software Technologies Ltd. (a)	5,061	631
Cresco Ltd.	647,419	10,197
Enghouse Systems Ltd.	24,915	638
Focus Systems Corp.	30,963	217
Fukui Computer Holdings, Inc.	99,683	2,635
Hecto Innovation Co. Ltd.	500,074	5,978
InfoVine Co. Ltd. (c)	175,000	5,702
KSK Co., Ltd. (c)	513,056	8,577
Manhattan Associates, Inc. (a)	24,923	3,506
NetGem SA	820,314	1,132
Nippon Systemware Co. Ltd.	148,089	2,725
Open Text Corp.	50,065	2,048
Pro-Ship, Inc.	517,092	6,307
Sinosoft Tech Group Ltd. (a)	323,080	16
SPS Commerce, Inc. (a)	53,791	6,442
System Information Co. Ltd.	129,903	966
System Research Co. Ltd.	70,873	1,123
VMware, Inc. Class A	456,720	53,071
		252,440
Technology Hardware, Storage & Peripherals - 1.5%
Chenbro Micom Co. Ltd.	771,000	1,784
Elecom Co. Ltd.	498,389	6,378
MCJ Co. Ltd.	2,271,730	16,115
Seagate Technology Holdings PLC	4,562,074	364,875
Super Micro Computer, Inc. (a)	498,365	26,917
TSC Auto ID Technology Corp.	1,831,000	10,580
		426,649

TOTAL INFORMATION TECHNOLOGY		3,245,069

MATERIALS - 4.9%
Chemicals - 2.8%
AdvanSix, Inc.	187,675	7,374
Axalta Coating Systems Ltd. (a)	224,395	5,659
Birla Carbon Thailand PCL (For. Reg.)	11,176,591	15,935
C. Uyemura & Co. Ltd.	741,049	34,543
Celanese Corp. Class A	25,000	2,938
Chase Corp. (c)	496,379	45,131
Daishin-Chemical Co. Ltd.	226,330	2,014
EcoGreen International Group Ltd. (c)(d)	52,990,090	12,826
Element Solutions, Inc.	49,929	987
FMC Corp.	1,011,170	112,341
Fujikura Kasei Co., Ltd. (c)	2,580,255	9,508
Gujarat Narmada Valley Fertilizers Co.	4,300,000	39,305
Gujarat State Fertilizers & Chemicals Ltd. (c)	24,500,100	49,021
Huntsman Corp.	225,875	6,541
Ingevity Corp. (a)	5,092	342
Insecticides (India) Ltd. (a)	43,100	563
Jcu Corp.	24,915	668
K+S AG	517,214	10,895
KPX Chemical Co. Ltd.	163,083	6,170
KPX Holdings Corp.	69,171	3,200
LyondellBasell Industries NV Class A	900,097	80,217
Miwon Chemicals Co. Ltd.	45,000	2,293
Miwon Commercial Co. Ltd.	36,000	4,984
Muto Seiko Co. Ltd.	230,055	1,020
Nippon Soda Co. Ltd.	304,024	9,612
Scientex Bhd	100,000	77
SK Kaken Co. Ltd.	49,016	12,267
Soken Chemical & Engineer Co. Ltd. (c)	643,702	9,118
T&K Toka Co. Ltd. (c)	1,200,703	7,929
Thai Rayon PCL:
(For. Reg.) (a)	2,624,912	3,400
NVDR	283,846	376
The Chemours Co. LLC	277,643	9,881
The Mosaic Co.	3,413,599	179,760
The Scotts Miracle-Gro Co. Class A	30,077	2,675
Trinseo PLC	86,505	3,094
Tronox Holdings PLC	345,315	5,390
Valvoline, Inc.	74,009	2,385
Yara International ASA	1,633,136	69,448
Yip's Chemical Holdings Ltd.	26,683,121	14,752
		784,639
Construction Materials - 0.2%
Buzzi Unicem SpA	987,453	17,959
Eagle Materials, Inc.	60,261	7,620
Mitani Sekisan Co. Ltd.	936,995	27,803
RHI Magnesita NV	93,315	2,559
Vertex Corp.	21,177	206
West China Cement Ltd.	2,961,612	347
Wienerberger AG	55,425	1,271
		57,765
Containers & Packaging - 0.2%
Chuoh Pack Industry Co. Ltd. (c)	409,252	3,267
Kohsoku Corp. (c)	1,677,088	18,948
Mayr-Melnhof Karton AG	12,301	1,959
O-I Glass, Inc. (a)	378,555	5,569
Packaging Corp. of America	23,789	3,345
Silgan Holdings, Inc.	184,076	8,191
The Pack Corp. (c)	1,445,980	26,438
		67,717
Metals & Mining - 1.2%
Anglo American PLC (United Kingdom)	197,215	7,128
Arconic Corp. (a)	9,954	301
Boliden AB	148,043	4,909
Chubu Steel Plate Co. Ltd.	446,033	2,950
CI Resources Ltd.	430,899	378
CK-SAN-ETSU Co. Ltd.	28,967	907
Cleveland-Cliffs, Inc. (a)	9,946,234	176,148
Commercial Metals Co.	74,009	2,932
Compania de Minas Buenaventura SA sponsored ADR (b)	1,443,578	7,853
Gatos Silver, Inc. (a)	1,238,494	4,607
Granges AB	321,563	2,971
Hill & Smith Holdings PLC	498,120	7,983
Mount Gibson Iron Ltd.	29,150,393	10,749
Pacific Metals Co. Ltd.	597,876	11,170
Perenti Global Ltd.	12,909,145	5,208
Sandfire Resources NL	5,071,849	16,368
Teck Resources Ltd. Class B (sub. vtg.)	532,304	15,650
Tohoku Steel Co. Ltd. (c)	603,920	7,008
Tokyo Tekko Co. Ltd. (c)	735,647	6,865
Warrior Metropolitan Coal, Inc.	1,435,829	45,846
Webco Industries, Inc. (a)	7,330	1,188
		339,119
Paper & Forest Products - 0.5%
Louisiana-Pacific Corp.	193,241	12,296
Stella-Jones, Inc.	2,402,035	71,299
Sylvamo Corp.	1,300,014	51,013
Western Forest Products, Inc.	1,714,418	1,995
		136,603

TOTAL MATERIALS		1,385,843

REAL ESTATE - 0.3%
Real Estate Management & Development - 0.3%
Anabuki Kosan, Inc.	170,449	2,750
Business One Holdings, Inc.	14,035	51
Century21 Real Estate Japan Ltd.	98,625	775
Daito Trust Construction Co. Ltd.	620,617	58,836
Jones Lang LaSalle, Inc. (a)	25,000	4,767
LSL Property Services PLC	1,242,965	4,874
Relo Group, Inc.	196,981	3,271
Selvaag Bolig ASA	513,908	2,175
Servcorp Ltd.	912,908	2,015
Tejon Ranch Co. (a)	417,027	6,889
Vonovia SE	9,959	332
		86,735
UTILITIES - 1.2%
Electric Utilities - 1.0%
Constellation Energy Corp.	58,929	3,895
Exelon Corp.	207,416	9,643
PG&E Corp. (a)	23,722,680	257,628
Power Grid Corp. of India Ltd.	50,000	135
PPL Corp.	123,374	3,588
		274,889
Gas Utilities - 0.1%
China Resource Gas Group Ltd.	1,883,976	7,908
GAIL India Ltd.	3,290,623	6,094
Hokuriku Gas Co.	147,738	3,106
K&O Energy Group, Inc.	173,324	2,010
Keiyo Gas Co. Ltd.	115,939	2,426
KyungDong City Gas Co. Ltd.	260,078	4,388
Star Gas Partners LP	98,596	970
		26,902
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd	33,000,090	25,600
Multi-Utilities - 0.0%
CMS Energy Corp.	137,179	9,428

TOTAL UTILITIES		336,819

TOTAL COMMON STOCKS
(Cost $14,741,452)		26,998,878
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Bristow Group, Inc. 6.25% 10/15/22 (Cost $0)(d)(f)	9,933	0
	Shares	Value (000s)

Money Market Funds - 5.3%
Fidelity Cash Central Fund 2.01% (g)	1,282,221,389	1,282,478
Fidelity Securities Lending Cash Central Fund 2.01% (g)(h)	212,648,842	212,670
TOTAL MONEY MARKET FUNDS
(Cost $1,495,116)		1,495,148
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $16,236,568)		28,494,026
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(134,846)
NET ASSETS - 100%		$28,359,180

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $35,979,000 or 0.1% of net assets.

 (f) Non-income producing - Security is in default.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$2,015,855	$5,104,039	$5,837,416	$5,513	$--	$--	$1,282,478	2.5%
Fidelity Securities Lending Cash Central Fund 2.01%	173,805	2,275,006	2,236,141	970	--	--	212,670	0.6%
Total	$2,189,660	$7,379,045	$8,073,557	$6,483	$--	$--	$1,495,148

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable.

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Aalberts Industries NV	$388,118	$--	$67,104	$7,919	$45,998	$(142,740)	$--
Aichi Electric Co. Ltd.	8,295	4,980	113	393	62	(1,470)	11,754
AJIS Co. Ltd.	27,897	--	245	511	144	(14,192)	13,604
Alconix Corp.	27,426	3,363	349	860	161	(7,143)	23,458
Alps Logistics Co. Ltd.	24,224	--	719	597	297	(994)	22,808
Alviva Holdings Ltd.	6,636	29	116	111	36	3,498	10,083
ASL Marine Holdings Ltd.	2,274	--	44	--	(256)	(28)	1,946
ASTI Corp.	4,426	1,339	46	83	18	(1,732)	4,005
Barratt Developments PLC	523,233	--	38,800	22,879	15,002	(206,575)	--
Bed Bath & Beyond, Inc.	299,029	--	67,293	--	(78,732)	(153,004)	--
Belc Co. Ltd.	79,847	141	971	1,156	792	(12,981)	66,828
Belluna Co. Ltd.	52,446	165	503	901	294	(16,492)	35,910
Big Lots, Inc.	62,350	26,895	3,386	1,631	352	(50,981)	35,230
BMTC Group, Inc.	43,689	--	1,126	798	1,086	(6,520)	37,129
Carr's Group PLC	4,822	6,000	76	159	3	(1,516)	9,233
CDS Co. Ltd.	4,021	1,626	59	145	3	(145)	5,446
Chase Corp.	58,144	508	765	496	717	(13,473)	45,131
Chuoh Pack Industry Co. Ltd.	4,123	15	47	155	14	(838)	3,267
Civeo Corp.	20,908	--	2,224	--	(8,504)	15,801	25,981
Civitas Resources, Inc.	51,250	42,200	3,388	8,110	1,665	40,882	166,566
Clip Corp.	1,893	--	21	79	3	(501)	1,374
Codorus Valley Bancorp, Inc.	15,560	--	1,418	413	436	(332)	14,246
Create SD Holdings Co. Ltd.	169,786	--	4,128	1,705	3,227	(54,366)	114,519
CSE Global Ltd.	15,164	--	181	796	41	(1,912)	13,112
Daewon Pharmaceutical Co. Ltd.	28,516	--	--	274	--	718	29,234
Daiichi Kensetsu Corp.	32,029	--	3,027	498	1,090	(15,315)	14,777
Daito Pharmaceutical Co. Ltd.	10,754	15,587	222	311	9	(6,809)	19,319
DongKook Pharmaceutical Co. Ltd.	65,593	2,079	--	357	--	(21,262)	46,410
DVx, Inc.	5,669	--	73	115	44	(802)	4,838
EcoGreen International Group Ltd.	13,453	465	167	119	50	(975)	12,826
Elematec Corp.	22,625	--	567	853	151	(2,177)	20,032
Embecta Corp.	--	102,069	459	--	14	(89)	101,535
First Juken Co. Ltd.	14,431	--	170	413	44	(2,818)	11,487
First of Long Island Corp.	22,581	4,747	887	873	(64)	(3,251)	23,126
Food Empire Holdings Ltd.	23,372	--	998	583	61	(9,052)	13,383
Foot Locker, Inc.	173,077	104,193	3,590	6,819	909	(95,856)	178,733
Fossil Group, Inc.	51,071	--	492	--	370	(26,865)	24,084
Fresh Del Monte Produce, Inc.	141,956	--	2,532	2,748	493	(5,866)	134,051
Fujikura Kasei Co., Ltd.	12,012	--	271	315	(262)	(1,971)	9,508
Fursys, Inc.	27,717	327	--	696	--	(6,177)	21,867
Gabia, Inc.	12,492	--	--	44	--	(4,333)	8,159
Genky DrugStores Co. Ltd.	26,148	8,076	340	129	278	(9,796)	24,366
Geospace Technologies Corp.	6,076	--	4,105	--	(12,622)	10,651	--
Geumhwa PSC Co. Ltd.	10,337	--	--	309	--	(2,153)	8,184
Goodfellow, Inc.	5,770	--	77	333	52	(213)	5,532
Green Cross Co. Ltd.	--	3,325	12	8	--	287	3,600
Gujarat State Fertilizers & Chemicals Ltd.	43,576	936	5,061	601	895	8,675	49,021
Halows Co. Ltd.	35,340	7,193	495	432	367	(3,832)	38,573
Hamakyorex Co. Ltd.	35,258	--	395	789	178	(5,997)	29,044
Handsome Co. Ltd.	49,371	--	1,343	574	1,009	(15,596)	33,441
Honshu Chemical Industry Co. Ltd.	12,403	--	12,449	4	8,255	(8,209)	--
Hoshi Iryo-Sanki Co. Ltd.	9,208	--	3,727	84	1,827	(1,489)	5,819
Huons Co. Ltd.	38,644	2,049	26	297	(17)	(15,968)	24,682
Hyster-Yale Materials Handling Class A	15,017	--	352	269	(22)	(7,728)	6,915
Hyster-Yale Materials Handling Class B	22,208	--	--	400	--	(11,485)	10,723
IA Group Corp.	3,833	378	45	--	1	(800)	3,367
IDIS Holdings Co. Ltd.	9,716	--	--	106	--	(1,460)	8,256
Ihara Science Corp.	17,132	2,232	219	441	157	(1,276)	18,026
InBody Co. Ltd.	7,826	8,200	--	56	--	(2,832)	13,194
Indra Sistemas SA	124,829	--	4,769	1,531	(4,605)	(11,198)	104,257
InfoVine Co. Ltd.	4,205	--	--	111	--	1,497	5,702
Intage Holdings, Inc.	45,159	--	29,090	266	19,774	(25,598)	--
JLM Couture, Inc.	274	--	3	--	(7)	15	279
Jumbo SA	154,650	--	4,243	10,848	1,671	(5,801)	146,277
Kingboard Chemical Holdings Ltd.	360,652	2,875	8,435	25,869	5,689	(162,109)	198,672
Know IT AB	38,593	--	26,901	120	20,226	(20,462)	--
Kohsoku Corp.	23,187	--	281	568	165	(4,123)	18,948
Kondotec, Inc.	14,652	560	649	388	109	(2,129)	12,543
Korea Electric Terminal Co. Ltd.	45,876	--	8,616	212	6,491	(24,700)	--
KSK Co., Ltd.	11,102	--	124	273	89	(2,490)	8,577
Kwang Dong Pharmaceutical Co. Ltd.	23,773	1,980	--	205	--	(8,313)	17,440
Kyeryong Construction Industrial Co. Ltd.	19,148	--	--	356	--	(6,426)	12,722
Maruzen Co. Ltd.	33,728	--	329	579	247	(12,041)	21,605
Metro, Inc.	1,220,216	--	106,769	15,942	95,232	(18,080)	1,190,599
Mi Chang Oil Industrial Co. Ltd.	12,551	--	--	287	--	(1,848)	10,703
Mitani Sekisan Co. Ltd.	55,497	--	26,654	393	22,561	(23,601)	--
Motonic Corp.	19,986	--	--	582	--	(6,314)	13,672
Muhak Co. Ltd.	19,839	--	6,727	424	(2,912)	5	10,205
Murakami Corp.	23,333	1,032	231	337	178	(9,630)	14,682
Murphy Oil Corp.	274,762	--	32,897	7,193	14,011	158,866	414,742
Nadex Co. Ltd.	5,173	--	62	178	23	(783)	4,351
Nafco Co. Ltd.	32,381	--	342	806	96	(9,638)	22,497
Next PLC	1,202,425	--	99,329	55,014	65,369	(352,058)	816,407
Nippo Ltd.	3,908	--	49	112	19	65	3,943
Oasis Petroleum, Inc.	36,689	19,788	1,646	12,148	984	187,488	359,790
Oasis Petroleum, Inc. warrants 9/1/24	--	7,778	22	--	(10)	(1,280)	6,466
Oasis Petroleum, Inc. warrants 9/1/25	--	2,747	9	--	(2)	93	2,829
Origin Enterprises PLC	36,713	2,234	3,844	1,101	(1,798)	1,881	35,186
Park-Ohio Holdings Corp.	11,694	7,909	155	307	24	(6,211)	13,261
Parker Corp.	10,944	--	123	232	78	(2,087)	8,812
Piolax, Inc.	33,643	--	3,042	826	1,564	1,167	33,332
Prim SA	22,342	--	395	641	151	(2,921)	19,177
Qol Holdings Co. Ltd.	24,967	3,563	288	414	139	(4,304)	24,077
Raiznext Corp.	14,549	14,599	232	665	41	(338)	28,619
Rocky Mountain Chocolate Factory, Inc.	3,853	--	44	5	28	(765)	3,072
Sakai Moving Service Co. Ltd.	53,996	--	542	730	409	(12,639)	41,224
Sally Beauty Holdings, Inc.	117,958	15,095	5,874	--	95	(38,133)	89,141
Sanei Architecture Planning Co. Ltd.	21,295	6,184	235	720	117	(6,280)	21,081
Sarantis SA	40,889	--	437	590	307	(13,496)	27,263
ScanSource, Inc.	41,398	1,178	35,122	--	21,588	(12,267)	--
Senshu Electric Co. Ltd.	30,184	--	9,254	616	6,089	217	27,236
Sewon Precision Industries Co. Ltd.	1,744	--	--	7	--	(207)	1,537
Shibaura Electronics Co. Ltd.	22,601	--	5,778	435	4,235	(6,940)	--
SJM Co. Ltd.	5,950	--	--	127	--	(2,347)	3,603
SNT Holdings Co. Ltd.	15,894	--	--	451	--	(5,225)	10,669
Societe Pour L'Informatique Industrielle SA	66,906	--	3,589	238	2,957	6,540	72,814
Soken Chemical & Engineer Co. Ltd.	11,682	--	130	359	36	(2,470)	9,118
Southwestern Energy Co.	168,471	84,712	2,981	--	1,677	87,709	--
Sportscene Group, Inc. Class A	1,750	--	6	--	2,987	(1,324)	--
St.Shine Optical Co. Ltd.	31,336	7,692	--	777	--	(11,589)	27,439
Step Co. Ltd.	16,339	1,908	189	365	134	(3,185)	15,007
Strattec Security Corp.	10,916	--	125	--	57	(3,078)	7,770
Sun Hing Vision Group Holdings Ltd.	3,544	--	39	74	(49)	(773)	2,683
Sunjin Co. Ltd.	31,326	--	--	152	--	(12,241)	19,085
T&K Toka Co. Ltd.	9,788	--	737	399	(182)	(940)	7,929
The Pack Corp.	38,517	--	895	567	150	(11,334)	26,438
Tohoku Steel Co. Ltd.	9,538	--	108	128	64	(2,486)	7,008
Tokyo Kisen Co. Ltd.	4,400	--	95	56	(37)	(1,306)	2,962
Tokyo Tekko Co. Ltd.	10,518	--	110	115	(42)	(3,501)	6,865
Tomen Devices Corp.	24,280	--	835	1,095	298	(3,113)	20,630
Totech Corp.	21,012	511	250	892	186	1,784	23,243
TOW Co. Ltd.	10,253	--	120	348	55	(1,818)	8,370
Trancom Co. Ltd.	65,037	--	687	782	673	(19,397)	45,626
Triple-S Management Corp.	41,342	--	9,693	--	33,483	(13,854)	--
Unum Group	385,493	1,376	11,552	17,133	3,058	64,043	442,418
Utah Medical Products, Inc.	23,040	--	3,707	708	2,131	(1,553)	19,911
VSE Corp.	51,055	--	573	395	406	(8,654)	42,234
VSTECS Holdings Ltd.	91,154	--	1,314	3,895	1,028	(4,697)	86,171
Wayside Technology Group, Inc.	8,923	--	948	198	270	610	8,855
Whanin Pharmaceutical Co. Ltd.	32,487	--	--	370	--	(9,454)	23,033
Whiting Petroleum Corp.	182,751	8,393	5,724	1,951	26,039	(70,451)	--
WIN-Partners Co. Ltd.	22,407	--	820	635	354	(3,816)	18,125
World Holdings Co. Ltd.	5,065	21,460	177	265	3	(4,358)	21,993
Youngone Holdings Co. Ltd.	35,692	2,872	--	1,230	--	(3,164)	35,400
Yutaka Giken Co. Ltd.	22,101	412	241	700	112	(5,200)	17,184
Total	$8,655,097	$565,975	$704,410	$246,183	$340,439	$(1,414,433)	$6,441,251

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$244,632	$187,506	$57,126	$--
Consumer Discretionary	5,177,221	4,561,767	613,288	2,166
Consumer Staples	3,680,070	2,976,966	702,115	989
Energy	3,288,660	2,947,199	341,339	122
Financials	3,409,936	3,171,862	238,074	--
Health Care	4,088,073	3,731,880	356,193	--
Industrials	2,055,820	1,154,642	901,178	--
Information Technology	3,245,069	2,408,629	836,440	--
Materials	1,385,843	1,015,621	357,396	12,826
Real Estate	86,735	18,705	68,030	--
Utilities	336,819	293,060	43,759	--
Corporate Bonds	--	--	--	--
Money Market Funds	1,495,148	1,495,148	--	--
Total Investments in Securities:	$28,494,026	$23,962,985	$4,514,938	$16,103

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $207,288) — See accompanying schedule: Unaffiliated issuers (cost $11,437,081)	$20,557,627
Fidelity Central Funds (cost $1,495,116)	1,495,148
Other affiliated issuers (cost $3,304,371)	6,441,251
Total Investment in Securities (cost $16,236,568)		$28,494,026
Foreign currency held at value (cost $16,232)		16,177
Receivable for investments sold		84,601
Receivable for fund shares sold		11,733
Dividends receivable		52,106
Distributions receivable from Fidelity Central Funds		1,987
Other receivables		2,854
Total assets		28,663,484
Liabilities
Payable to custodian bank	$27
Payable for investments purchased	42,556
Payable for fund shares redeemed	21,292
Accrued management fee	17,944
Other affiliated payables	2,826
Other payables and accrued expenses	7,046
Collateral on securities loaned	212,613
Total liabilities		304,304
Net Assets		$28,359,180
Net Assets consist of:
Paid in capital		$14,843,972
Total accumulated earnings (loss)		13,515,208
Net Assets		$28,359,180
Net Asset Value and Maximum Offering Price
Low-Priced Stock:
Net Asset Value, offering price and redemption price per share ($24,632,782 ÷ 498,406 shares)		$49.42
Class K:
Net Asset Value, offering price and redemption price per share ($3,726,398 ÷ 75,465 shares)		$49.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2022
Investment Income
Dividends (including $246,183 earned from other affiliated issuers)		$736,131
Income from Fidelity Central Funds (including $970 from security lending)		6,483
Income before foreign taxes withheld		742,614
Less foreign taxes withheld		(42,753)
Total income		699,861
Expenses
Management fee
Basic fee	$180,112
Performance adjustment	36,576
Transfer agent fees	33,828
Accounting fees	2,001
Custodian fees and expenses	1,569
Independent trustees' fees and expenses	105
Registration fees	188
Audit	176
Legal	33
Miscellaneous	107
Total expenses before reductions	254,695
Expense reductions	(980)
Total expenses after reductions		253,715
Net investment income (loss)		446,146
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $213)	2,850,444
Affiliated issuers	340,439
Foreign currency transactions	(5,534)
Total net realized gain (loss)		3,185,349
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,713)	(3,450,454)
Affiliated issuers	(1,414,433)
Assets and liabilities in foreign currencies	(903)
Total change in net unrealized appreciation (depreciation)		(4,865,790)
Net gain (loss)		(1,680,441)
Net increase (decrease) in net assets resulting from operations		$(1,234,295)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$446,146	$332,626
Net realized gain (loss)	3,185,349	3,655,708
Change in net unrealized appreciation (depreciation)	(4,865,790)	6,563,205
Net increase (decrease) in net assets resulting from operations	(1,234,295)	10,551,539
Distributions to shareholders	(3,782,854)	(2,896,021)
Share transactions - net increase (decrease)	(301,230)	2,211,116
Total increase (decrease) in net assets	(5,318,379)	9,866,634
Net Assets
Beginning of period	33,677,559	23,810,925
End of period	$28,359,180	$33,677,559

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Low-Priced Stock Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$58.05	$44.78	$49.03	$55.65	$54.38
Income from Investment Operations
Net investment income (loss)A,B	.74	.58	.73	.91	.80
Net realized and unrealized gain (loss)	(2.86)	18.11	(.91)	(1.69)	5.33
Total from investment operations	(2.12)	18.69	(.18)	(.78)	6.13
Distributions from net investment income	(.83)	(.86)	(.89)	(.84)	(.79)
Distributions from net realized gain	(5.68)	(4.56)	(3.19)	(5.00)	(4.06)
Total distributions	(6.51)	(5.42)	(4.07)C	(5.84)	(4.86)C
Net asset value, end of period	$49.42	$58.05	$44.78	$49.03	$55.65
Total ReturnD	(4.16)%	45.83%	(.48)%	(1.20)%	12.07%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.82%	.65%	.78%	.52%	.62%
Expenses net of fee waivers, if any	.82%	.64%	.78%	.52%	.62%
Expenses net of all reductions	.82%	.64%	.78%	.51%	.62%
Net investment income (loss)	1.41%	1.12%	1.64%	1.86%	1.48%
Supplemental Data
Net assets, end of period (in millions)	$24,633	$28,251	$19,517	$24,047	$28,809
Portfolio turnover rateG,H	14%	21%	9%I	17%	11%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Low-Priced Stock Fund Class K

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$58.00	$44.75	$49.01	$55.63	$54.36
Income from Investment Operations
Net investment income (loss)A,B	.79	.62	.77	.96	.85
Net realized and unrealized gain (loss)	(2.85)	18.09	(.91)	(1.69)	5.33
Total from investment operations	(2.06)	18.71	(.14)	(.73)	6.18
Distributions from net investment income	(.88)	(.90)	(.93)	(.89)	(.84)
Distributions from net realized gain	(5.68)	(4.56)	(3.19)	(5.00)	(4.06)
Total distributions	(6.56)	(5.46)	(4.12)	(5.89)	(4.91)C
Net asset value, end of period	$49.38	$58.00	$44.75	$49.01	$55.63
Total ReturnD	(4.07)%	45.94%	(.41)%	(1.10)%	12.18%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.74%	.56%	.69%	.43%	.53%
Expenses net of fee waivers, if any	.74%	.56%	.69%	.43%	.53%
Expenses net of all reductions	.74%	.56%	.69%	.43%	.53%
Net investment income (loss)	1.49%	1.20%	1.72%	1.95%	1.57%
Supplemental Data
Net assets, end of period (in millions)	$3,726	$5,426	$4,294	$5,776	$7,601
Portfolio turnover rateG,H	14%	21%	9%I	17%	11%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022
(Amounts in thousands except percentages)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Low-Priced Stock Fund	$1,355

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,371,824
Gross unrealized depreciation	(1,707,697)
Net unrealized appreciation (depreciation)	$11,664,127
Tax Cost	$16,829,899

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$167,501
Undistributed long-term capital gain	$1,762,441
Net unrealized appreciation (depreciation) on securities and other investments	$11,660,150
Capital loss carryforward	$(69,092)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(42,861)
Long-term	(26,231)
Total capital loss carryforward	$(69,092)

Due to a merger in a prior period, approximately $69,092 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $680 of those capital losses per year to offset capital gains. These realized capital losses were acquired from Fidelity Event Driven Opportunities Fund when it merged into the Fund on June 19, 2020.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$635,163	$ 464,968
Long-term Capital Gains	3,147,691	2,431,053
Total	$3,782,854	$ 2,896,021

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock Fund	4,191,353	6,430,390

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Low-Priced Stock Fund	7,228	224,138	371,229	Fidelity Low-Priced Stock, Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Low-Priced Stock Fund	2,540	85,490	132,618	Class K

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Low-Priced Stock as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Low-Priced Stock	$31,960.12
Class K	1,868.04
	$33,828

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Low-Priced Stock Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Low-Priced Stock Fund	$96

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Low-Priced Stock Fund	950,144	523,184	102,076

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Low-Priced Stock Fund	27

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Low-Priced Stock Fund	$40

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Low-Priced Stock Fund	$101	$3	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $980.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Low-Priced Stock Fund
Distributions to shareholders
Low-Priced Stock	$3,179,810	$2,398,869
Class K	603,044	497,152
Total	$3,782,854	$2,896,021

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Low-Priced Stock Fund
Low-Priced Stock
Shares sold	31,877	68,345	$1,663,480	$3,509,228
Reinvestment of distributions	55,687	49,768	2,957,810	2,225,821
Shares redeemed	(75,860)	(67,217)	(3,980,577)	(3,387,827)
Net increase (decrease)	11,704	50,896	$640,713	$2,347,222
Class K
Shares sold	11,545	21,379	$608,413	$1,125,901
Reinvestment of distributions	11,368	11,150	603,042	497,152
Shares redeemed	(41,004)	(34,914)	(2,153,398)	(1,759,159)
Net increase (decrease)	(18,091)	(2,385)	$(941,943)	$(136,106)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Low-Priced Stock Fund
Low-Priced Stock	.90%
Actual		$1,000.00	$943.70	$4.34
Hypothetical-C		$1,000.00	$1,020.33	$4.51
Class K	.83%
Actual		$1,000.00	$944.20	$4.00
Hypothetical-C		$1,000.00	$1,020.68	$4.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $2,928,660,801, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in September, during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Low-Priced Stock designates 34% and 60%; Class K designates 32% and 57% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Low-Priced Stock designates 57% and 100%; Class K designates 56% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Low-Priced Stock and Class K designate 1% of the dividends distributed in September, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Low-Priced Stock Fund

2021 Total Return % vs. Morningstar Small Blend and Russell 2000:

75% beaten
25% beaten
Benchmark
Retail Class
60.000
55.000
50.000
45.000
40.000
35.000
55.050
47.677
45.493
38.677
1 Year
40.000
35.000
30.000
25.000
39.540
35.983
35.075
25.365
3 Year
90.000
85.000
80.000
75.000
70.000
65.000
87.944
88.228
79.558
65.285
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	7%	80%	51%
Class K	7%	82%	53%

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Low-Priced Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

LPS-ANN-0922
1.536378.125

Fidelity® Low-Priced Stock K6 Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Life of fundA
Fidelity® Low-Priced Stock K6 Fund	(3.56)%	9.45%	9.58%

 A From May 26, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock K6 Fund on May 26, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
$8,600
2017
2018
2019
2020
2021
2022

Period Ending Values
$16,065	Fidelity® Low-Priced Stock K6 Fund
$14,574	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Co-Lead Managers Sam Chamovitz, Morgen Peck and Joel Tillinghast:  For the fiscal year ending July 31, 2022, the fund returned -3.56%, outperforming the -14.29% result of the benchmark Russell 2000® Index. The fund's primary contributor to performance versus the benchmark were security selection, especially in health care. An overweighting in energy also helped, as did security selection in the consumer discretionary sector, particularly within retailing. UnitedHealth Group, the fund's top individual relative contributor, rose 33% this period. This was our biggest holding during the reporting period. Our second-largest contributor was AutoZone, which gained 32% the past year. This was among the fund's second-largest holding at period end. Another contributor was Elevance Health, as the fund's shares in the company gained approximately 25% the past 12 months. This was the fund's fourth-largest holding as of June 30. All these contributors were non-benchmark positions. Conversely, the primary detractor from performance versus the benchmark was an overweighting in the consumer discretionary sector, especially within the retailing industry. An underweighting and stock picks in industrials and stock selection in consumer staples also hampered the fund's relative performance. The biggest individual relative detractor was an overweight position in Bed Bath & Beyond (-82%), which was a stake that was not held at the end of this period. The fund's non-benchmark stake in Ross Stores, one of the fund's largest holdings, returned -33%. Another notable relative detractor was an out-of-benchmark stake in Barratt Developments (-34%). Foreign holdings detracted overall, hampered in part by continued U.S. dollar strength. Notable changes in positioning include a higher allocation to the energy and health care sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
UnitedHealth Group, Inc.	5.5
AutoZone, Inc.	3.9
Metro, Inc.	3.3
Elevance Health, Inc.	2.9
Next PLC	2.5
Monster Beverage Corp.	2.2
Ross Stores, Inc.	1.7
Synchrony Financial	1.5
Unum Group	1.5
Murphy Oil Corp.	1.5
26.5

Market Sectors as of July 31, 2022

% of fund's net assets
Consumer Discretionary	17.5
Health Care	13.9
Financials	11.9
Consumer Staples	11.7
Energy	11.5
Information Technology	11.2
Industrials	6.9
Materials	4.8
Utilities	1.1
Communication Services	0.9
Real Estate	0.3

Asset Allocation (% of fund's net assets)

As of July 31, 2022*
Stocks	91.7%
Short-Term Investments and Net Other Assets (Liabilities)	8.3%

Foreign investments - 35.4%

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	64.6%
Japan	8.4%
Canada	5.3%
United Kingdom	4.7%
Taiwan	2.1%
Cayman Islands	1.9%
Netherlands	1.7%
Ireland	1.6%
India	1.4%
Other	8.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 91.7%
	Shares	Value
COMMUNICATION SERVICES - 0.9%
Entertainment - 0.5%
GungHo Online Entertainment, Inc.	45,456	$886,948
International Games Systems Co. Ltd.	24,000	283,538
Warner Bros Discovery, Inc. (a)	853,347	12,800,205
		13,970,691
Interactive Media & Services - 0.1%
Cars.com, Inc. (a)	4,900	57,624
Dip Corp.	10,036	269,588
New Work SE	200	26,614
Ziff Davis, Inc. (a)	2,502	204,889
ZIGExN Co. Ltd.	300,586	772,445
		1,331,160
Media - 0.3%
AMC Networks, Inc. Class A (a)	42,382	1,293,499
Cl Holdings, Inc.	2,819	19,859
Comcast Corp. Class A	7,537	282,788
Corus Entertainment, Inc. Class B (non-vtg.) (b)	89,072	261,537
DMS, Inc.	16,700	137,423
Gray Television, Inc. (b)	18,560	344,659
Hyundai HCN	225,175	481,554
Intage Holdings, Inc.	95,022	1,027,082
Nexstar Broadcasting Group, Inc. Class A	1,996	375,987
Pico Far East Holdings Ltd.	2,068,650	292,513
RKB Mainichi Broadcasting Corp.	3,326	162,492
Saga Communications, Inc. Class A	53,343	1,248,760
Sky Network Television Ltd. (a)(b)	131,570	191,000
TechTarget, Inc. (a)	4,959	323,277
Thryv Holdings, Inc. (a)	45,709	1,112,557
TOW Co. Ltd.	310,047	734,066
Trenders, Inc.	15,343	181,175
TVA Group, Inc. Class B (non-vtg.) (a)	244,142	514,766
WOWOW INC.	14,283	156,799
		9,141,793
Wireless Telecommunication Services - 0.0%
Okinawa Cellular Telephone Co.	4,690	190,950

TOTAL COMMUNICATION SERVICES		24,634,594

CONSUMER DISCRETIONARY - 17.5%
Auto Components - 1.1%
Akwel	1,166	20,998
ASTI Corp.	26,428	385,459
Cie Automotive SA	32,618	852,766
Compagnie Plastic Omnium SA	46,039	856,856
DaikyoNishikawa Corp.	22,426	94,166
G-Tekt Corp.	39,575	398,660
Gentex Corp.	60,361	1,703,387
GUD Holdings Ltd.	10,174	62,944
Hi-Lex Corp.	150,839	1,270,247
IJTT Co. Ltd.	1,448	5,732
LCI Industries	1,000	135,090
Lear Corp.	34,914	5,276,902
Linamar Corp.	119,790	5,461,200
Motonic Corp.	197,071	1,303,948
Murakami Corp.	83,878	1,447,665
Nippon Seiki Co. Ltd.	244,412	1,568,846
Patrick Industries, Inc.	8,085	490,921
Piolax, Inc.	230,631	3,448,481
SJM Co. Ltd.	122,270	343,628
SNT Holdings Co. Ltd.	88,152	1,062,604
Strattec Security Corp. (a)(b)	32,258	958,063
TBK Co. Ltd.	66,286	166,979
Topre Corp.	31,745	245,932
TPR Co. Ltd.	36,090	339,281
Yachiyo Industry Co. Ltd.	88,052	450,787
Yutaka Giken Co. Ltd.	91,561	1,296,209
		29,647,751
Automobiles - 0.0%
Isuzu Motors Ltd.	9,878	108,348
Kabe Husvagnar AB (B Shares)	23,198	456,555
		564,903
Distributors - 0.1%
Arata Corp.	57,552	1,779,095
Central Automotive Products Ltd.	28,431	520,947
LKQ Corp.	9,421	516,648
Nakayamafuku Co. Ltd.	15,497	36,245
SPK Corp.	50,412	529,565
		3,382,500
Diversified Consumer Services - 0.1%
Adtalem Global Education, Inc. (a)	2,291	91,869
Clip Corp.	18,758	108,923
Cross-Harbour Holdings Ltd.	232,348	322,627
Frontdoor, Inc. (a)	50,312	1,346,852
JP-Holdings, Inc.	9,088	17,521
Kukbo Design Co. Ltd.	15,431	202,915
MegaStudyEdu Co. Ltd.	2,790	189,008
Step Co. Ltd.	120,841	1,587,719
YDUQS Participacoes SA	9,200	23,560
		3,890,994
Hotels, Restaurants & Leisure - 0.2%
Betsson AB (B Shares) (a)	301,204	2,079,221
Brinker International, Inc. (a)	4,664	129,426
Everi Holdings, Inc. (a)	16,314	313,392
Fairwood Holdings Ltd.	10,001	17,072
Flanigans Enterprises, Inc.	668	18,704
Ibersol SGPS SA	154,654	935,740
J.D. Wetherspoon PLC (a)	9,914	67,188
Kindred Group PLC (depositary receipt)	131,314	1,152,625
Ride On Express Holdings Co. Lt	3,885	38,108
Ruth's Hospitality Group, Inc.	17,292	303,475
The Restaurant Group PLC (a)	1,455,678	897,885
		5,952,836
Household Durables - 3.8%
Ace Bed Co. Ltd.	800	26,328
Barratt Developments PLC	4,824,840	29,437,208
Bellway PLC	358,948	10,692,123
Coway Co. Ltd.	3,100	152,355
Cuckoo Holdings Co. Ltd.	38,415	509,207
D.R. Horton, Inc.	86,235	6,728,917
Emak SpA	367,552	499,623
First Juken Co. Ltd.	101,035	858,639
FJ Next Co. Ltd.	108,539	885,470
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	1,527,846	7,543,684
Hamilton Beach Brands Holding Co.:
Class A (b)	41,962	496,830
Class B (a)	2,326	27,540
Helen of Troy Ltd. (a)	74,317	9,942,871
Lennar Corp. Class A	5,700	484,500
LGI Homes, Inc. (a)	103	11,618
M/I Homes, Inc. (a)	70,288	3,233,951
Mohawk Industries, Inc. (a)	123,827	15,909,293
Open House Group Co. Ltd.	52,768	2,302,017
Portmeirion Group PLC	5,604	27,298
Pressance Corp.	211,158	2,491,128
Q.E.P. Co., Inc.	799	14,462
Sanei Architecture Planning Co. Ltd.	174,520	2,184,543
Taylor Morrison Home Corp. (a)	310,400	8,908,480
Tempur Sealy International, Inc.	9,748	267,875
Token Corp.	62,177	4,152,439
Toll Brothers, Inc.	7,737	380,506
ZAGG, Inc. rights (a)(c)	384	35
		108,168,940
Internet & Direct Marketing Retail - 0.2%
Aucfan Co. Ltd. (a)	4,800	18,920
Belluna Co. Ltd.	645,740	3,774,196
Ci Medical Co. Ltd.	6,701	257,889
Dustin Group AB (d)	31,027	210,975
Enigmo, Inc.	119,499	463,673
Hamee Corp.	27,494	218,291
Papyless Co. Ltd.	9,147	81,487
Syuppin Co. Ltd.	15,026	159,467
Vipshop Holdings Ltd. ADR (a)	103,385	947,007
		6,131,905
Leisure Products - 0.0%
Mars Group Holdings Corp.	37,144	456,924
Miroku Corp.	11,889	140,438
		597,362
Multiline Retail - 2.7%
Big Lots, Inc.	174,340	3,519,925
Europris ASA (d)	37,184	219,293
Gwangju Shinsegae Co. Ltd.	10,663	268,834
Lifestyle China Group Ltd. (a)	1,680,913	169,164
Lifestyle International Holdings Ltd. (a)	1,873,042	644,239
Max Stock Ltd. (a)	1,472	2,593
Next PLC	863,661	71,583,219
Ollie's Bargain Outlet Holdings, Inc. (a)	1,004	59,186
Pan Pacific International Holdings Ltd.	2,892	45,030
Ryohin Keikaku Co. Ltd.	5,058	50,205
Seria Co. Ltd.	2,497	49,737
Treasure Factory Co. Ltd.	5,966	67,455
		76,678,880
Specialty Retail - 7.9%
Academy Sports & Outdoors, Inc.	11,017	474,062
Arcland Sakamoto Co. Ltd.	12,436	144,549
AutoZone, Inc. (a)	52,057	111,266,111
Best Buy Co., Inc.	103,444	7,964,154
BMTC Group, Inc.	272,901	3,036,851
Bonia Corp. Bhd	54	27
Buffalo Co. Ltd.	6,888	59,068
Burlington Stores, Inc. (a)	1,698	239,639
Dick's Sporting Goods, Inc.	6,221	582,223
Foot Locker, Inc. (b)	631,578	17,917,868
Fuji Corp.	29,243	277,239
Genesco, Inc. (a)	13,008	729,098
Goldlion Holdings Ltd.	2,095,978	363,129
Handsman Co. Ltd.	42,283	285,350
IA Group Corp.	12,565	331,253
International Housewares Retail Co. Ltd.	328,568	121,383
JD Sports Fashion PLC	3,523,379	5,558,694
Jumbo SA	708,824	10,975,472
Kid ASA (d)	5,987	59,157
Ku Holdings Co. Ltd.	142,201	1,316,794
Leon's Furniture Ltd.	26,974	351,775
Maisons du Monde SA (d)	13,574	144,560
Mr. Bricolage SA (a)	62,095	640,988
Nafco Co. Ltd.	139,785	1,680,890
Nextage Co. Ltd.	31,454	695,734
Nitori Holdings Co. Ltd.	6,412	678,381
Ross Stores, Inc.	588,842	47,849,301
Sally Beauty Holdings, Inc. (a)	706,110	9,024,086
Sleep Number Corp. (a)	103	4,641
T-Gaia Corp.	3,181	39,053
The Buckle, Inc.	15,282	461,516
WH Smith PLC (a)	5,059	88,932
Williams-Sonoma, Inc.	2,815	406,542
		223,768,520
Textiles, Apparel & Luxury Goods - 1.4%
Best Pacific International Holdings Ltd.	2,408,728	527,779
Capri Holdings Ltd. (a)	269,141	13,101,784
Carter's, Inc. (b)	5,064	412,615
Deckers Outdoor Corp. (a)	1,705	534,023
Embry Holdings Ltd.	174,543	16,232
Fossil Group, Inc. (a)	421,325	2,540,590
G-III Apparel Group Ltd. (a)	59,438	1,312,985
Gildan Activewear, Inc.	458,263	13,430,643
Handsome Co. Ltd.	133,000	3,176,937
JLM Couture, Inc. (a)(c)	11,576	20,837
Levi Strauss & Co. Class A	1,000	18,920
PVH Corp.	3,393	210,095
Samsonite International SA (a)(d)	99,067	207,475
Sun Hing Vision Group Holdings Ltd.	1,428,593	200,188
Tapestry, Inc.	8,087	271,966
Texwinca Holdings Ltd.	5,515,231	1,018,750
Victory City International Holdings Ltd. (a)(c)	4,586,832	169,452
Youngone Corp.	13,864	429,814
Youngone Holdings Co. Ltd.	64,795	2,386,796
		39,987,881

TOTAL CONSUMER DISCRETIONARY		498,772,472

CONSUMER STAPLES - 11.7%
Beverages - 2.4%
A.G. Barr PLC	156,216	1,029,198
Britvic PLC	544,921	5,710,319
Monster Beverage Corp. (a)	620,895	61,853,560
Olvi Oyj (A Shares)	1,781	65,530
Spritzer Bhd	415,500	187,632
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	248,255	387,226
		69,233,465
Food & Staples Retailing - 7.1%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	24,296	1,085,451
Belc Co. Ltd.	153,450	6,345,689
BJ's Wholesale Club Holdings, Inc. (a)	13,903	941,233
Corporativo Fragua S.A.B. de CV	23,220	364,699
Cosmos Pharmaceutical Corp.	152,164	16,359,525
Create SD Holdings Co. Ltd.	378,243	8,761,648
Daikokutenbussan Co. Ltd.	33,861	1,390,242
G-7 Holdings, Inc.	87,231	974,457
Genky DrugStores Co. Ltd.	104,621	2,549,662
Halows Co. Ltd.	160,063	3,770,707
Kusuri No Aoki Holdings Co. Ltd.	66,366	2,761,330
MARR SpA	1,900	26,216
MARR SpA	9,186	126,745
Metro, Inc.	1,707,389	94,546,058
Natural Grocers by Vitamin Cottage, Inc.	5,500	91,190
North West Co., Inc.	7,811	210,318
Qol Holdings Co. Ltd.	206,858	2,326,937
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	902	70,055
Sapporo Clinical Laboratory	3,742	34,828
Sprouts Farmers Market LLC (a)	382,888	10,583,024
Sugi Holdings Co. Ltd.	4,943	222,998
Sundrug Co. Ltd.	271,426	6,366,900
Tsuruha Holdings, Inc.	15,053	857,622
United Natural Foods, Inc. (a)	47,912	2,036,739
Valor Holdings Co. Ltd.	26,979	380,418
Walgreens Boots Alliance, Inc.	919,028	36,411,889
YAKUODO Holdings Co. Ltd.	16,237	256,432
Yaoko Co. Ltd.	72,883	3,544,428
		203,397,440
Food Products - 1.9%
Armanino Foods of Distinction	19,768	70,374
Axyz Co. Ltd.	2,120	50,383
Carr's Group PLC	562,768	904,647
Cloetta AB	2,215	4,425
Cranswick PLC	48,509	1,973,080
Darling Ingredients, Inc. (a)	970	67,202
Dole PLC (b)	87,669	821,459
Food Empire Holdings Ltd.	3,526,997	1,329,658
Fresh Del Monte Produce, Inc. (b)	451,273	13,407,321
Inghams Group Ltd.	86,490	179,321
Ingredion, Inc.	39,543	3,597,622
Kaveri Seed Co. Ltd.	44,900	275,203
Kri Kri Milk Industry SA	13,150	76,608
Lassonde Industries, Inc. Class A (sub. vtg.)	1,312	123,972
Mitsui Sugar Co. Ltd.	19,346	276,093
Origin Enterprises PLC	780,140	3,157,475
Ottogi Corp.	345	118,876
Pacific Andes International Holdings Ltd. (a)(c)	3,104,000	28,866
Pacific Andes Resources Development Ltd. (a)(c)	176,886	1
Pickles Corp.	18,995	162,867
Prima Meat Packers Ltd.	68,940	1,174,916
Rocky Mountain Chocolate Factory, Inc. (a)(b)	61,588	416,335
S Foods, Inc.	54,495	1,252,198
Seaboard Corp.	4,238	17,208,992
Sunjin Co. Ltd.	75,520	626,649
Sunjuice Holdings Co. Ltd.	22,000	195,914
Thai President Foods PCL (For. Reg.)	33,928	178,780
Tyson Foods, Inc. Class A	63,216	5,563,640
Ulker Biskuvi Sanayi A/S (a)	63	52
		53,242,929
Household Products - 0.0%
Transaction Co. Ltd.	60,674	516,313
Personal Products - 0.2%
Hengan International Group Co. Ltd.	810,956	3,920,532
Herbalife Nutrition Ltd. (a)	4,234	103,352
Sarantis SA	288,593	2,035,200
TCI Co. Ltd.	79,000	379,721
USANA Health Sciences, Inc. (a)	919	63,981
		6,502,786
Tobacco - 0.1%
KT&G Corp.	4,320	271,267
Scandinavian Tobacco Group A/S (d)	75,395	1,440,906
Turning Point Brands, Inc.	2,915	69,960
		1,782,133

TOTAL CONSUMER STAPLES		334,675,066

ENERGY - 11.5%
Energy Equipment & Services - 0.4%
AKITA Drilling Ltd. Class A (non-vtg.) (a)	116,336	178,063
Bristow Group, Inc. (a)	24,262	625,960
Championx Corp.	24,968	521,582
Helix Energy Solutions Group, Inc. (a)(b)	62,835	253,853
John Wood Group PLC (a)	89,482	171,030
KS Energy Services Ltd. (a)(c)	810,548	7,628
Liberty Oilfield Services, Inc. Class A (a)	476,997	6,773,357
Oil States International, Inc. (a)	281,281	1,434,533
PHX Energy Services Corp.	192,587	884,317
Total Energy Services, Inc.	137,603	828,487
		11,678,810
Oil, Gas & Consumable Fuels - 11.1%
Adams Resources & Energy, Inc.	18,786	638,724
Antero Resources Corp. (a)	21,882	867,402
APA Corp.	1,041	38,694
Baytex Energy Corp. (a)	60,859	326,977
Beach Energy Ltd.	903,940	1,164,926
Berry Corp.	377,447	3,223,397
Birchcliff Energy Ltd.	49,125	377,486
Bonterra Energy Corp. (a)	56,890	428,713
Callon Petroleum Co. (a)	105,287	4,847,413
China Petroleum & Chemical Corp.:
(H Shares)	8,441,985	3,980,028
sponsored ADR (H Shares)	14,343	673,117
Civitas Resources, Inc.	283,618	16,722,117
CNX Resources Corp. (a)	178,620	3,084,767
Denbury, Inc. (a)	13,362	960,861
Diamondback Energy, Inc.	49,625	6,352,993
Energy Transfer LP	67,030	758,109
Enterprise Products Partners LP	152,782	4,083,863
EQT Corp.	718,292	31,626,397
Exxon Mobil Corp.	4,185	405,652
Genesis Energy LP	14,757	147,422
Hankook Shell Oil Co. Ltd.	3,900	742,120
HF Sinclair Corp.	394,230	18,852,079
Iwatani Corp.	10,267	430,359
Kyungdong Invest Co. Ltd.	7,756	214,157
Laredo Petroleum, Inc. (a)	2,915	258,473
Marathon Oil Corp.	1,023,169	25,374,591
Murphy Oil Corp.	1,173,222	41,227,021
NACCO Industries, Inc. Class A	40,270	1,582,611
Northern Oil & Gas, Inc.	35,502	1,023,523
Oasis Petroleum, Inc.	277,461	35,581,599
Oasis Petroleum, Inc.:
warrants 9/1/24 (a)	33,841	661,592
warrants 9/1/25 (a)	16,817	287,571
Oil & Natural Gas Corp. Ltd.	9,285,069	15,744,408
Oil India Ltd.	2,638,700	6,339,452
Ovintiv, Inc.	226,653	11,579,702
PDC Energy, Inc.	35,257	2,316,032
Petronet LNG Ltd.	1,254,100	3,486,446
Peyto Exploration & Development Corp. (b)	791,693	8,902,721
Pioneer Natural Resources Co.	1,383	327,702
Range Resources Corp. (a)	29,777	984,725
Reliance Industries Ltd.	4,700	149,311
SilverBow Resources, Inc. (a)	70,174	3,171,163
Southwestern Energy Co. (a)	4,833,929	34,127,539
Star Petroleum Refining PCL (For. Reg.)	840,723	271,930
Thungela Resources Ltd.	2,099	36,988
TotalEnergies SE sponsored ADR	369,878	18,885,971
Unit Corp. warrants 9/3/27 (a)	20,603	303,894
World Fuel Services Corp.	69,093	1,915,258
		315,487,996

TOTAL ENERGY		327,166,806

FINANCIALS - 11.9%
Banks - 2.4%
ACNB Corp.	45,308	1,490,180
Arrow Financial Corp.	39,460	1,323,883
Associated Banc-Corp.	24,078	483,968
Bank of America Corp.	7,117	240,626
Bank7 Corp.	9,812	231,269
Bar Harbor Bankshares	64,690	1,874,069
C & F Financial Corp.	3,035	135,118
Camden National Corp.	40,666	1,858,436
Cathay General Bancorp	54,007	2,252,092
Central Pacific Financial Corp.	12,500	296,000
Central Valley Community Bancorp (b)	11,225	187,794
Citizens Financial Services, Inc. (b)	2,523	184,179
Codorus Valley Bancorp, Inc.	62,083	1,363,964
Comerica, Inc.	3,484	270,951
Community Trust Bancorp, Inc.	6,678	289,358
Dimeco, Inc.	2,704	128,440
Eagle Bancorp, Inc.	109,844	5,385,651
East West Bancorp, Inc.	53,931	3,871,167
Financial Institutions, Inc.	45,044	1,194,116
First Bancorp, Puerto Rico	27,311	412,123
First Foundation, Inc.	2,513	52,321
First of Long Island Corp.	124,669	2,268,976
Five Star Bancorp (b)	13,349	352,013
FNB Corp., Pennsylvania	25,746	307,922
Hanmi Financial Corp.	66,471	1,679,722
Hilltop Holdings, Inc.	7,582	218,741
Hope Bancorp, Inc.	5,777	86,886
IndusInd Bank Ltd.	4,600	60,849
LCNB Corp.	8,089	125,380
Meridian Bank/Malvern, PA	19,575	559,258
Oak Valley Bancorp Oakdale California	5,473	99,007
OFG Bancorp	10,500	288,435
Plumas Bancorp (b)	20,054	623,679
Popular, Inc.	4,897	380,350
Preferred Bank, Los Angeles	22,793	1,657,051
QCR Holdings, Inc.	10,500	622,545
Regions Financial Corp.	14,771	312,850
Sparebank 1 Sr Bank ASA (primary capital certificate)	118,877	1,400,926
Sparebanken More (primary capital certificate)	24,742	186,619
Sparebanken Nord-Norge	215,147	2,081,328
Synovus Financial Corp.	7,794	314,722
The First Bancorp, Inc.	10,686	322,771
United Community Bank, Inc.	10,086	343,227
Unity Bancorp, Inc.	15,454	433,021
Washington Trust Bancorp, Inc. (b)	68,989	3,786,116
Wells Fargo & Co.	572,765	25,127,201
West Bancorp., Inc.	63,294	1,646,277
Western Alliance Bancorp.	104	7,944
		68,819,521
Capital Markets - 0.7%
Azimut Holding SpA	11,501	200,240
Banca Generali SpA	3,973	114,915
CI Financial Corp.	385,375	4,441,947
Daou Data Corp.	3,300	29,199
Diamond Hill Investment Group, Inc.	1,875	358,444
Federated Hermes, Inc.	184,388	6,289,475
Lazard Ltd. Class A	167,712	6,317,711
LPL Financial	2,443	512,835
PJT Partners, Inc.	3,349	239,387
SEI Investments Co.	1,004	55,581
T. Rowe Price Group, Inc.	103	12,717
Van Lanschot Kempen NV (Bearer)	85,785	1,959,571
		20,532,022
Consumer Finance - 2.6%
Aeon Credit Service (Asia) Co. Ltd.	1,284,207	801,617
Cash Converters International Ltd.	1,524,016	256,014
Credit Acceptance Corp. (a)(b)	1,439	828,734
Discover Financial Services	232,222	23,454,422
H&T Group PLC	13,771	66,410
Navient Corp.	204,161	3,362,532
Regional Management Corp.	33,309	1,365,669
Synchrony Financial	1,288,699	43,145,643
		73,281,041
Diversified Financial Services - 0.7%
Equitable Holdings, Inc.	9,939	282,566
Far East Horizon Ltd.	100,105	82,508
Fuyo General Lease Co. Ltd.	9,658	594,527
Jackson Financial, Inc.	419,684	11,545,507
Ricoh Leasing Co. Ltd.	71,865	1,931,208
Tokyo Century Corp.	15,107	534,260
Zenkoku Hosho Co. Ltd.	120,493	4,099,294
		19,069,870
Insurance - 5.0%
AEGON NV	1,607,789	7,061,742
AFLAC, Inc.	332,257	19,038,326
American Financial Group, Inc.	2,514	336,072
ASR Nederland NV	158,998	6,613,909
Chubb Ltd.	1,641	309,558
Db Insurance Co. Ltd.	155,560	7,212,701
Employers Holdings, Inc.	73,081	2,902,047
FBD Holdings PLC	9,860	102,790
Genworth Financial, Inc. Class A (a)	10,205	43,371
Hartford Financial Services Group, Inc.	7,877	507,830
Hiscox Ltd.	9,884	107,440
Hyundai Fire & Marine Insurance Co. Ltd.	63,347	1,594,213
Legal & General Group PLC	744,099	2,365,087
Lincoln National Corp.	259,664	13,331,150
National Western Life Group, Inc.	9,977	2,015,354
NN Group NV	85,420	3,988,024
Old Republic International Corp.	13,113	305,140
Primerica, Inc.	34,640	4,457,822
Qualitas Controladora S.A.B. de CV	61,940	261,366
Reinsurance Group of America, Inc.	222,288	25,736,505
Selective Insurance Group, Inc.	1,400	109,004
The Travelers Companies, Inc.	2,200	349,140
Unum Group	1,332,401	42,889,988
		141,638,579
Thrifts & Mortgage Finance - 0.5%
ASAX Co. Ltd.	37,292	172,281
Axos Financial, Inc. (a)	39,331	1,642,463
Enact Holdings, Inc.	221,283	5,098,360
Eqb, Inc.	32,130	1,394,797
Eqb, Inc. rights	20,826	894,645
Essent Group Ltd.	45,427	1,897,032
Federal Agricultural Mortgage Corp.:
Class A (multi-vtg.)	550	58,201
Class C (non-vtg.)	17,542	1,934,707
Genworth Mortgage Insurance Ltd.	535,240	1,060,575
Hingham Institution for Savings (b)	1,009	292,620
Southern Missouri Bancorp, Inc.	17,984	970,057
Walker & Dunlop, Inc.	911	102,615
		15,518,353

TOTAL FINANCIALS		338,859,386

HEALTH CARE - 13.9%
Biotechnology - 1.5%
Amgen, Inc.	119,934	29,680,067
Cell Biotech Co. Ltd.	32,500	344,797
Essex Bio-Technology Ltd.	1,088,205	492,124
Gilead Sciences, Inc.	3,014	180,087
Regeneron Pharmaceuticals, Inc. (a)	21,221	12,344,043
		43,041,118
Health Care Equipment & Supplies - 0.9%
Arts Optical International Holdings Ltd. (a)	1,502,587	126,334
Embecta Corp. (a)(b)	346,355	10,193,228
Fukuda Denshi Co. Ltd.	67,253	3,742,570
Hoshi Iryo-Sanki Co. Ltd.	27,461	785,671
I-Sens, Inc.	30,000	797,609
InBody Co. Ltd.	64,373	1,231,081
Japan Lifeline Co. Ltd.	9,900	73,865
Nakanishi, Inc.	39,076	735,414
Prim SA	102,206	1,420,651
ResMed, Inc.	2,099	504,851
St.Shine Optical Co. Ltd.	290,100	2,536,810
Techno Medica Co. Ltd.	2,498	29,670
Utah Medical Products, Inc.	21,675	1,979,795
Value Added Technology Co. Ltd.	34,300	872,087
Vieworks Co. Ltd.	41,685	1,313,921
		26,343,557
Health Care Providers & Services - 11.0%
Centene Corp. (a)	81,565	7,583,098
Cigna Corp.	35,976	9,906,351
DaVita HealthCare Partners, Inc. (a)	5,185	436,370
DVx, Inc.	46,347	360,948
Elevance Health, Inc.	172,209	82,160,914
Hi-Clearance, Inc.	178,000	919,329
Humana, Inc.	708	341,256
Laboratory Corp. of America Holdings	1,652	433,138
Medica Sur SA de CV	24,062	64,919
MEDNAX, Inc. (a)	126,593	2,868,597
Owens & Minor, Inc.	3,853	136,435
Quest Diagnostics, Inc.	4,032	550,650
Select Medical Holdings Corp.	14,875	440,598
Ship Healthcare Holdings, Inc.	8,926	170,585
Sinopharm Group Co. Ltd. (H Shares)	3,918,976	8,986,301
UnitedHealth Group, Inc.	288,201	156,302,919
Universal Health Services, Inc. Class B	350,949	39,471,234
WIN-Partners Co. Ltd.	243,763	1,865,214
		312,998,856
Pharmaceuticals - 0.5%
Bliss Gvs Pharma Ltd.	216,098	211,589
China Medical System Holdings Ltd.	554,757	883,382
Consun Pharmaceutical Group Ltd.	377,044	206,536
Dai Han Pharmaceutical Co. Ltd.	20,300	427,150
Daito Pharmaceutical Co. Ltd.	94,550	1,877,870
Dawnrays Pharmaceutical Holdings Ltd.	6,439,167	1,049,967
DongKook Pharmaceutical Co. Ltd.	145,280	2,147,566
Faes Farma SA	120,771	514,720
FDC Ltd. (a)	221,523	709,723
Fuji Pharma Co. Ltd.	58,962	443,572
Genomma Lab Internacional SA de CV	238,354	221,570
Granules India Ltd.	9,800	37,141
Huons Co. Ltd.	78,866	2,279,843
Hypera SA	42,300	348,188
Jazz Pharmaceuticals PLC (a)	1,135	177,128
Kaken Pharmaceutical Co. Ltd.	4,095	119,564
Kissei Pharmaceutical Co. Ltd.	9,501	201,433
Korea United Pharm, Inc.	4,980	98,175
Kwang Dong Pharmaceutical Co. Ltd.	139,419	695,342
Kyung Dong Pharmaceutical Co. Ltd.	40,904	282,666
Lee's Pharmaceutical Holdings Ltd.	2,231,635	548,676
Luye Pharma Group Ltd. (a)(d)	97,018	29,044
Nippon Chemiphar Co. Ltd.	1,685	23,544
Recordati SpA	12,837	567,180
Samjin Pharmaceutical Co. Ltd.	100	1,892
Sawai Group Holdings Co. Ltd.	4,963	161,000
Syngen Biotech Co. Ltd.	33,000	147,860
Towa Pharmaceutical Co. Ltd.	26,680	507,601
Whanin Pharmaceutical Co. Ltd.	652	8,581
		14,928,503

TOTAL HEALTH CARE		397,312,034

INDUSTRIALS - 6.9%
Aerospace & Defense - 0.1%
Huntington Ingalls Industries, Inc.	957	207,516
Rheinmetall AG	2,536	463,565
V2X, Inc. (a)	39,133	1,300,781
		1,971,862
Air Freight & Logistics - 0.1%
AIT Corp.	16,953	232,894
Compania de Distribucion Integral Logista Holdings SA	435	8,954
FedEx Corp.	7,333	1,709,249
Sinotrans Ltd. (H Shares)	2,900,719	868,379
		2,819,476
Airlines - 0.0%
Hawaiian Holdings, Inc. (a)	10,915	163,288
Jet2 PLC (a)	9,761	108,956
		272,244
Building Products - 0.2%
Builders FirstSource, Inc. (a)	13,748	934,864
Caesarstone Sdot-Yam Ltd.	30,343	272,480
Jeld-Wen Holding, Inc. (a)	40,443	719,077
Kondotec, Inc.	156,995	1,227,915
Masonite International Corp. (a)	2,563	233,310
Nihon Dengi Co. Ltd.	28,031	692,478
Nihon Flush Co. Ltd.	124,325	917,538
Owens Corning	3,824	354,638
		5,352,300
Commercial Services & Supplies - 0.7%
Aeon Delight Co. Ltd.	7,178	155,352
AJIS Co. Ltd.	64,470	1,017,761
Asia File Corp. Bhd	361,200	142,100
Biffa PLC (d)	50,458	223,301
Calian Group Ltd.	7,878	424,491
Civeo Corp. (a)	77,610	2,302,689
CoreCivic, Inc. (a)	412,290	4,440,363
CTS Co. Ltd.	359	2,215
Lion Rock Group Ltd.	1,564,850	191,373
Mears Group PLC	86,311	202,861
Mitie Group PLC	4,123,073	3,931,504
NICE Total Cash Management Co., Ltd.	121,311	472,008
Prosegur Compania de Seguridad SA (Reg.)	50,051	89,009
Sunny Friend Environmental Technology Co. Ltd.	10,000	61,448
The Brink's Co.	17,648	1,004,877
The GEO Group, Inc. (a)	178,481	1,170,835
VSE Corp.	106,208	4,455,426
		20,287,613
Construction & Engineering - 0.6%
API Group Corp. (a)	33,991	601,981
Argan, Inc.	20,890	776,272
Boustead Projs. Pte Ltd.	125,234	81,429
Boustead Singapore Ltd.	338,649	225,640
Br Holding Corp.	5,326	13,944
Daiichi Kensetsu Corp.	122,938	1,223,735
EMCOR Group, Inc.	5,808	675,877
Fluor Corp. (a)	40,264	1,023,108
Fuji Furukawa Engineering & Construction Co. Ltd.	417	10,399
Geumhwa PSC Co. Ltd.	28,039	637,419
Granite Construction, Inc.	29,324	876,788
Kyeryong Construction Industrial Co. Ltd.	27,197	512,580
Meisei Industrial Co. Ltd.	111,819	597,904
Mirait One Corp.	36,399	454,633
Nippon Rietec Co. Ltd.	103,891	744,445
Primoris Services Corp. (b)	135,640	3,168,550
Raiznext Corp.	319,464	2,938,791
Seikitokyu Kogyo Co. Ltd.	19,377	120,775
Shinnihon Corp.	202,244	1,130,622
Sinopec Engineering Group Co. Ltd. (H Shares)	8,716	3,742
Totetsu Kogyo Co. Ltd.	14,854	265,836
United Integrated Services Co.	20,200	103,231
		16,187,701
Electrical Equipment - 1.0%
Acuity Brands, Inc.	52,719	9,615,946
Aichi Electric Co. Ltd.	54,605	1,183,166
AQ Group AB	73,850	2,074,765
Atkore, Inc. (a)	10,020	994,685
Chiyoda Integre Co. Ltd.	43,594	693,350
Generac Holdings, Inc. (a)	900	241,470
GrafTech International Ltd.	1,210,430	9,320,311
Hammond Power Solutions, Inc. Class A	34,575	378,002
Korea Electric Terminal Co. Ltd.	43,996	1,903,159
Sensata Technologies, Inc. PLC	35,746	1,589,625
Servotronics, Inc. (a)	11,666	129,609
Vitzrocell Co. Ltd.	12,100	109,582
		28,233,670
Industrial Conglomerates - 0.2%
DCC PLC (United Kingdom)	97,461	6,349,808
Mytilineos SA	5,010	77,063
Nolato AB (B Shares)	2,685	16,117
Reunert Ltd.	154,981	382,417
		6,825,405
Machinery - 1.4%
Aalberts Industries NV	511,998	21,821,091
Allison Transmission Holdings, Inc.	28,122	1,177,468
ASL Marine Holdings Ltd. (a)	3,822,238	172,910
Clean & Science Co. Ltd.	5,100	42,577
Crane Holdings Co.	4,625	457,551
Cummins, Inc.	1,000	221,310
Daiwa Industries Ltd.	134,835	1,148,547
ESAB Corp.	9,982	411,458
Estic Corp.	18,605	142,125
Haitian International Holdings Ltd.	644,223	1,546,155
Hosokawa Micron Corp.	11,800	242,510
Hurco Companies, Inc.	21,916	555,132
Hyster-Yale Materials Handling Class A	21,743	752,090
Ihara Science Corp.	97,726	1,611,128
JOST Werke AG (d)	7,892	327,480
Kyowakogyosyo Co. Ltd.	3,350	108,090
Luxfer Holdings PLC sponsored	14,797	241,783
Maruzen Co. Ltd.	115,036	1,620,425
Miller Industries, Inc.	8,039	193,177
Mincon Group PLC	173,995	181,388
Mitsui Engineering & Shipbuilding Co. (a)	295,527	797,212
Nadex Co. Ltd.	57,537	325,834
Nippon Dry-Chemical Co. Ltd.	8,229	103,960
Nitchitsu Co. Ltd.	835	7,702
Oshkosh Corp.	2,579	222,052
Park-Ohio Holdings Corp.	73,281	1,300,738
Semperit AG Holding	32,190	651,416
Shinwa Co. Ltd.	1,449	24,888
SIMPAC, Inc.	110,420	550,118
Stabilus Se	2,480	139,154
Takamatsu Machinery Co. Ltd.	35,504	170,721
Takeuchi Manufacturing Co. Ltd.	10,000	193,249
TK Group Holdings Ltd.	800,675	183,597
Tocalo Co. Ltd.	224,910	2,162,690
Trinity Industrial Corp.	77,885	388,439
Yamada Corp.	3,709	64,576
		40,260,741
Marine - 0.0%
Eagle Bulk Shipping, Inc.	10,294	544,861
Genco Shipping & Trading Ltd.	32,801	632,403
Japan Transcity Corp.	7,879	29,637
Kirby Corp. (a)	805	51,069
Tokyo Kisen Co. Ltd.	59,764	224,591
		1,482,561
Professional Services - 0.5%
ABIST Co. Ltd.	973	21,794
Alight, Inc. Class A (a)	17,960	135,418
Altech Corp.	19,681	287,179
Artner Co. Ltd.	11,660	77,145
ASGN, Inc. (a)	4,423	458,930
Barrett Business Services, Inc.	3,290	268,431
BeNext-Yumeshin Group Co.	9,501	114,014
CACI International, Inc. Class A (a)	1,390	420,183
Career Design Center Co. Ltd.	9,676	88,329
Careerlink Co. Ltd.	4,544	77,856
Creek & River Co. Ltd.	1,657	29,545
en japan, Inc.	25,139	395,087
FTI Consulting, Inc. (a)	209	34,184
Gakujo Co. Ltd.	27,103	213,672
Hito Communications Holdings, Inc.	17,856	220,316
JAC Recruitment Co. Ltd.	4,969	73,348
Kelly Services, Inc. Class A (non-vtg.)	39,534	857,097
McMillan Shakespeare Ltd.	136,212	1,174,518
Nielsen Holdings PLC	25,196	603,444
Outsourcing, Inc.	19,404	174,553
Persol Holdings Co. Ltd.	19,829	410,496
Quick Co. Ltd.	69,986	804,589
SaraminHR Co. Ltd.	9,700	253,949
Science Applications International Corp.	17,397	1,685,247
SHL-JAPAN Ltd.	20,099	404,898
Synergie SA	12,755	381,962
TrueBlue, Inc. (a)	22,751	492,332
WDB Holdings Co. Ltd.	39,130	750,189
Will Group, Inc.	110,563	1,011,303
World Holdings Co. Ltd.	123,612	2,211,592
		14,131,600
Road & Rail - 0.8%
Alps Logistics Co. Ltd.	278,292	2,402,511
Chilled & Frozen Logistics Holdings Co. Ltd.	80,303	695,270
Daqin Railway Co. Ltd. (A Shares)	2,924,346	2,624,735
Hamakyorex Co. Ltd.	132,165	3,172,370
Knight-Swift Transportation Holdings, Inc. Class A	4,570	251,122
Sakai Moving Service Co. Ltd.	117,102	4,351,547
SENKO Co. Ltd.	49,434	342,181
Stef SA	9,941	947,947
Trancom Co. Ltd.	61,787	3,414,820
Universal Logistics Holdings, Inc.	124,004	3,726,320
XPO Logistics, Inc. (a)	4,539	271,160
		22,199,983
Trading Companies & Distributors - 1.2%
AddTech AB (B Shares)	2,536	43,173
AerCap Holdings NV (a)	148	6,639
Alconix Corp.	238,453	2,355,130
Alligo AB (B Shares)	900	9,246
Chori Co. Ltd.	52,792	788,056
Goodfellow, Inc.	54,554	432,410
Green Cross Co. Ltd.	49,546	368,375
Hanwa Co. Ltd.	11,133	243,487
Itochu Corp.	415,540	12,096,231
Kamei Corp.	166,882	1,349,652
Lumax International Corp. Ltd.	158,000	359,914
Mitani Shoji Co. Ltd.	296,053	3,517,684
MRC Global, Inc. (a)	128,157	1,489,184
Nishikawa Keisoku Co. Ltd.	721	26,187
NOW, Inc. (a)	39,791	440,088
Otec Corp.	8,787	151,814
Parker Corp.	160,472	659,958
Rasa Corp.	16,400	119,834
Richelieu Hardware Ltd.	63,218	1,913,004
Rush Enterprises, Inc. Class A	8,548	411,928
Sanyo Trading Co. Ltd.	12,000	91,166
Senshu Electric Co. Ltd.	67,708	2,651,412
Tanaka Co. Ltd.	2,370	10,349
TECHNO ASSOCIE Co. Ltd.	21,403	189,703
Totech Corp.	86,904	2,254,657
Univar Solutions, Inc. (a)	21,194	573,086
Yamazen Co. Ltd.	12,783	96,651
Yuasa Trading Co. Ltd.	36,864	1,001,045
		33,650,063
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	1,159,065	882,968
Daito Koun Co. Ltd.	1,995	10,221
Isewan Terminal Service Co. Ltd.	157,663	808,426
Meiko Transportation Co. Ltd.	83,031	674,534
Qingdao Port International Co. Ltd. (H Shares) (d)	2,078,912	985,178
		3,361,327

TOTAL INDUSTRIALS		197,036,546

INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 0.0%
Calix, Inc. (a)	20,554	1,172,400
Casa Systems, Inc. (a)(b)	40,485	178,944
		1,351,344
Electronic Equipment & Components - 4.5%
A&D Holon Holdings Co. Ltd.	51,887	378,357
Advanced Energy Industries, Inc.	17,365	1,553,994
Alviva Holdings Ltd.	728,698	1,003,165
Arrow Electronics, Inc. (a)	2,625	336,446
CDW Corp.	8,747	1,587,843
CONEXIO Corp.	2,832	28,112
Daido Signal Co. Ltd.	7,366	26,223
Daiwabo Holdings Co. Ltd.	78,939	1,133,218
Elematec Corp.	238,981	2,255,986
ePlus, Inc. (a)	1,561	86,745
FLEXium Interconnect, Inc.	44,000	133,307
Hagiwara Electric Holdings Co. Ltd.	24,119	366,352
Hon Hai Precision Industry Co. Ltd. (Foxconn)	9,993,900	36,407,216
IDIS Holdings Co. Ltd.	48,087	496,277
Insight Enterprises, Inc. (a)	39,288	3,669,892
Kingboard Chemical Holdings Ltd.	6,827,253	19,960,185
Kitron ASA	185,602	400,389
Makus, Inc.	45,590	292,790
Methode Electronics, Inc. Class A (b)	107,186	4,420,351
Nippo Ltd.	58,653	335,070
PAX Global Technology Ltd.	4,223,096	3,954,159
Redington (India) Ltd.	4,178,922	6,589,453
SAMT Co. Ltd.	8,500	24,609
ScanSource, Inc. (a)	52,767	1,685,906
Shibaura Electronics Co. Ltd.	37,608	1,415,688
Simplo Technology Co. Ltd.	548,000	4,827,919
Sunny Optical Technology Group Co. Ltd.	4,828	65,256
TD SYNNEX Corp.	232,833	23,381,090
Test Research, Inc.	8,000	16,420
Thinking Electronic Industries Co. Ltd.	281,500	1,313,075
Tomen Devices Corp.	53,452	2,173,965
Tripod Technology Corp.	103,000	352,262
VSTECS Holdings Ltd.	8,502,181	6,498,565
Wayside Technology Group, Inc.	19,769	622,724
		127,793,009
IT Services - 4.0%
ALTEN	13,087	1,760,225
Amdocs Ltd.	278,211	24,221,050
Argo Graphics, Inc.	79,413	2,061,578
Asahi Intelligence Service Co.	3,612	32,644
Avant Corp.	23,442	243,971
Bread Financial Holdings, Inc.	222,614	8,817,741
CDS Co. Ltd.	37,708	531,062
Cielo SA	11,300	9,675
Cognizant Technology Solutions Corp. Class A	27,137	1,844,231
Concentrix Corp.	220,707	29,521,768
CSE Global Ltd.	2,943,025	980,010
Data Applications Co. Ltd.	2,360	28,878
Densan System Holdings Co. Ltd.	4,023	72,136
Dimerco Data System Corp.	80,299	184,838
DTS Corp.	37,836	961,139
DXC Technology Co. (a)	9,884	312,334
E-Credible Co. Ltd.	23,775	313,076
E-Guardian, Inc.	954	22,749
eClerx Services Ltd. (a)	9,116	250,909
Enea AB (a)	851	7,671
EOH Holdings Ltd. (a)	541,528	161,937
Estore Corp.	19,068	231,810
ExlService Holdings, Inc. (a)	19,395	3,265,536
Gabia, Inc.	97,100	880,264
Genpact Ltd.	2,515	120,921
Global Payments, Inc.	4,951	605,606
IFIS Japan Ltd.	2,937	13,582
Indra Sistemas SA (b)	1,135,809	10,331,597
Infocom Corp.	1,792	28,800
Information Planning Co.	9,635	223,789
Jfe Systems, Inc.	1,046	18,090
Know IT AB	37,983	1,118,312
KPS AG	1,852	7,761
Maximus, Inc.	1,942	129,823
Metaage Corp.	174,000	194,873
Nice Information & Telecom, Inc.	32,980	640,512
Otsuka Corp.	105	3,275
Pole To Win Holdings, Inc.	25,218	195,359
Proact IT Group AB	449	3,950
Societe Pour L'Informatique Industrielle SA	119,020	5,613,889
Softcreate Co. Ltd.	62,493	1,939,893
TDC Soft, Inc.	40,183	353,042
The Western Union Co.	735,532	12,518,755
Verra Mobility Corp. (a)	93,433	1,540,710
WNS Holdings Ltd. sponsored ADR (a)	4,866	421,931
		112,741,702
Semiconductors & Semiconductor Equipment - 0.4%
ASM Pacific Technology Ltd.	24,915	198,370
Entegris, Inc.	2,672	293,653
FormFactor, Inc. (a)	14,983	532,795
Intel Corp.	1,000	36,310
Japan Material Co. Ltd.	9,545	141,627
Machvision, Inc.	9,000	42,753
Melexis NV	9,768	834,112
Miraial Co. Ltd.	13,813	190,112
MKS Instruments, Inc.	11,647	1,376,675
Powertech Technology, Inc.	859,000	2,454,284
Renesas Electronics Corp. (a)	41,985	399,901
Skyworks Solutions, Inc.	2,517	274,051
Synaptics, Inc. (a)	7,140	1,034,943
Systems Technology, Inc.	24,400	316,146
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	100	8,848
Topco Scientific Co. Ltd.	635,500	3,273,667
		11,408,247
Software - 0.8%
ANSYS, Inc. (a)	50,022	13,955,638
Check Point Software Technologies Ltd. (a)	494	61,552
Cresco Ltd.	63,849	1,005,649
Enghouse Systems Ltd.	2,485	63,651
Focus Systems Corp.	3,842	26,929
Fukui Computer Holdings, Inc.	10,017	264,797
Hecto Innovation Co. Ltd.	43,400	518,806
InfoVine Co. Ltd.	2,756	89,803
KSK Co., Ltd.	38,070	636,460
Manhattan Associates, Inc. (a)	2,472	347,736
NetGem SA	67,085	92,562
Nippon Systemware Co. Ltd.	14,555	267,787
Open Text Corp.	4,986	203,949
Pro-Ship, Inc.	47,065	574,066
Sinosoft Tech Group Ltd. (a)	49,882	2,415
SPS Commerce, Inc. (a)	5,211	624,069
System Information Co. Ltd.	12,697	94,436
System Research Co. Ltd.	6,905	109,399
VMware, Inc. Class A	44,706	5,194,837
		24,134,541
Technology Hardware, Storage & Peripherals - 1.5%
Chenbro Micom Co. Ltd.	73,000	168,873
Elecom Co. Ltd.	49,572	634,416
MCJ Co. Ltd.	228,343	1,619,814
Seagate Technology Holdings PLC	458,481	36,669,310
Super Micro Computer, Inc. (a)	49,150	2,654,592
TSC Auto ID Technology Corp.	174,000	1,005,452
		42,752,457

TOTAL INFORMATION TECHNOLOGY		320,181,300

MATERIALS - 4.8%
Chemicals - 2.7%
AdvanSix, Inc.	18,648	732,680
Axalta Coating Systems Ltd. (a)	22,319	562,885
Birla Carbon Thailand PCL (For. Reg.)	1,185,550	1,690,251
C. Uyemura & Co. Ltd.	78,178	3,644,204
Celanese Corp. Class A	2,500	293,775
Chase Corp.	52,355	4,760,117
Daishin-Chemical Co. Ltd.	22,970	204,418
EcoGreen International Group Ltd. (c)	5,177,422	1,253,150
Element Solutions, Inc.	5,159	101,942
FMC Corp.	98,739	10,969,903
Fujikura Kasei Co., Ltd.	195,228	719,391
Gujarat Narmada Valley Fertilizers Co.	406,942	3,719,748
Gujarat State Fertilizers & Chemicals Ltd.	2,325,787	4,653,555
Huntsman Corp.	21,167	612,996
Ingevity Corp. (a)	708	47,507
Insecticides (India) Ltd. (a)	4,200	54,815
Jcu Corp.	2,585	69,306
K+S AG	53,982	1,137,101
KPX Holdings Corp.	6,453	298,489
LyondellBasell Industries NV Class A	90,450	8,060,904
Miwon Chemicals Co. Ltd.	3,900	198,684
Miwon Commercial Co. Ltd.	3,600	498,380
Muto Seiko Co. Ltd.	18,336	81,263
Nippon Soda Co. Ltd.	36,511	1,154,296
Scientex Bhd	9,800	7,557
SK Kaken Co. Ltd.	5,448	1,363,392
Soken Chemical & Engineer Co. Ltd.	48,095	681,298
T&K Toka Co. Ltd.	120,735	797,309
Thai Rayon PCL:
(For. Reg.) (a)	309,024	400,267
NVDR	965	1,277
The Chemours Co. LLC	29,423	1,047,165
The Mosaic Co.	341,112	17,962,958
The Scotts Miracle-Gro Co. Class A (b)	3,023	268,896
Trinseo PLC	9,235	330,336
Tronox Holdings PLC	34,483	538,280
Valvoline, Inc.	7,191	231,694
Yara International ASA	172,306	7,327,163
Yip's Chemical Holdings Ltd.	2,887,999	1,596,697
		78,074,049
Construction Materials - 0.2%
Buzzi Unicem SpA	108,221	1,968,256
Eagle Materials, Inc.	5,870	742,262
Mitani Sekisan Co. Ltd.	93,906	2,786,418
RHI Magnesita NV	9,120	250,115
Vertex Corp.	2,223	21,576
West China Cement Ltd.	298,477	34,981
Wienerberger AG	6,007	137,769
		5,941,377
Containers & Packaging - 0.2%
Chuoh Pack Industry Co. Ltd.	40,284	321,607
Kohsoku Corp.	125,426	1,417,076
Mayr-Melnhof Karton AG	1,338	213,057
O-I Glass, Inc. (a)	41,808	614,996
Packaging Corp. of America	2,401	337,605
Silgan Holdings, Inc.	23,029	1,024,791
The Pack Corp.	151,023	2,761,279
		6,690,411
Metals & Mining - 1.2%
Anglo American PLC (United Kingdom)	20,977	758,211
Arconic Corp. (a)	846	25,558
Boliden AB	14,501	480,812
Chubu Steel Plate Co. Ltd.	39,639	262,207
CI Resources Ltd.	44,101	38,709
CK-SAN-ETSU Co. Ltd.	3,933	123,158
Cleveland-Cliffs, Inc. (a)	993,658	17,597,683
Commercial Metals Co.	7,191	284,907
Compania de Minas Buenaventura SA sponsored ADR	141,586	770,228
Gatos Silver, Inc. (a)	123,025	457,653
Granges AB	26,470	244,586
Hill & Smith Holdings PLC	48,981	784,982
Mount Gibson Iron Ltd.	2,929,068	1,080,080
Pacific Metals Co. Ltd.	60,838	1,136,619
Perenti Global Ltd.	1,261,573	508,943
Sandfire Resources NL	554,831	1,790,523
Teck Resources Ltd. Class B (sub. vtg.)	43,574	1,281,138
Tohoku Steel Co. Ltd.	45,168	524,126
Tokyo Tekko Co. Ltd.	54,906	512,394
Warrior Metropolitan Coal, Inc.	131,895	4,211,407
Webco Industries, Inc. (a)	578	93,653
		32,967,577
Paper & Forest Products - 0.5%
Louisiana-Pacific Corp.	18,750	1,193,063
Stella-Jones, Inc.	234,989	6,975,075
Sylvamo Corp.	130,106	5,105,359
Western Forest Products, Inc.	143,067	166,467
		13,439,964

TOTAL MATERIALS		137,113,378

REAL ESTATE - 0.3%
Real Estate Management & Development - 0.3%
Anabuki Kosan, Inc.	19,592	316,129
Business One Holdings, Inc.	1,365	4,927
Century21 Real Estate Japan Ltd.	10,800	84,841
Daito Trust Construction Co. Ltd.	62,812	5,954,739
Jones Lang LaSalle, Inc. (a)	2,500	476,675
LSL Property Services PLC	121,637	476,977
Relo Group, Inc.	18,769	311,659
Selvaag Bolig ASA	53,238	225,288
Servcorp Ltd.	88,576	195,514
Tejon Ranch Co. (a)	52,164	861,749
Vonovia SE	941	31,354
		8,939,852
UTILITIES - 1.1%
Electric Utilities - 0.9%
Constellation Energy Corp.	5,927	391,775
Exelon Corp.	20,953	974,105
PG&E Corp. (a)	2,345,641	25,473,661
Power Grid Corp. of India Ltd.	4,300	11,632
PPL Corp.	12,474	362,744
		27,213,917
Gas Utilities - 0.1%
China Resource Gas Group Ltd.	186,786	784,035
GAIL India Ltd.	280,162	518,801
Hokuriku Gas Co.	14,051	295,374
K&O Energy Group, Inc.	17,652	204,674
Keiyo Gas Co. Ltd.	9,987	208,961
		2,011,845
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd	3,040,400	2,358,581
Multi-Utilities - 0.0%
CMS Energy Corp.	14,167	973,698

TOTAL UTILITIES		32,558,041

TOTAL COMMON STOCKS
(Cost $2,217,235,428)		2,617,249,475
	Principal Amount	Value

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Bristow Group, Inc. 6.25% 10/15/22 (Cost $0)(c)(e)	388,666	0
	Shares	Value

Money Market Funds - 8.8%
Fidelity Cash Central Fund 2.01% (f)	229,562,703	229,608,615
Fidelity Securities Lending Cash Central Fund 2.01% (f)(g)	22,592,374	22,594,633
TOTAL MONEY MARKET FUNDS
(Cost $252,203,247)		252,203,248
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $2,469,438,675)		2,869,452,723
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(14,142,566)
NET ASSETS - 100%		$2,855,310,157

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,847,369 or 0.1% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$379,921,980	$677,881,250	$828,194,615	$880,887	$--	$--	$229,608,615	0.4%
Fidelity Securities Lending Cash Central Fund 2.01%	19,768,309	399,965,317	397,138,993	103,303	--	--	22,594,633	0.1%
Total	$399,690,289	$1,077,846,567	$1,225,333,608	$984,190	$--	$--	$252,203,248

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$24,634,594	$19,139,675	$5,494,919	$--
Consumer Discretionary	498,772,472	440,911,945	57,670,203	190,324
Consumer Staples	334,675,066	270,179,359	64,466,840	28,867
Energy	327,166,806	294,636,041	32,523,137	7,628
Financials	338,859,386	314,252,523	24,606,863	--
Health Care	397,312,034	371,150,351	26,161,683	--
Industrials	197,036,546	113,409,976	83,626,570	--
Information Technology	320,181,300	237,373,545	82,807,755	--
Materials	137,113,378	101,579,402	34,280,826	1,253,150
Real Estate	8,939,852	2,040,689	6,899,163	--
Utilities	32,558,041	28,960,018	3,598,023	--
Corporate Bonds	--	--	--	--
Money Market Funds	252,203,248	252,203,248	--	--
Total Investments in Securities:	$2,869,452,723	$2,445,836,772	$422,135,982	$1,479,969

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $22,147,684) — See accompanying schedule: Unaffiliated issuers (cost $2,217,235,428)	$2,617,249,475
Fidelity Central Funds (cost $252,203,247)	252,203,248
Total Investment in Securities (cost $2,469,438,675)		$2,869,452,723
Cash		139,553
Foreign currency held at value (cost $2,335,508)		2,311,135
Receivable for investments sold		8,882,406
Receivable for fund shares sold		2,145,066
Dividends receivable		4,650,154
Distributions receivable from Fidelity Central Funds		340,633
Other receivables		70,435
Total assets		2,887,992,105
Liabilities
Payable for investments purchased	$4,758,262
Payable for fund shares redeemed	3,209,519
Accrued management fee	1,131,166
Other payables and accrued expenses	989,777
Collateral on securities loaned	22,593,224
Total liabilities		32,681,948
Net Assets		$2,855,310,157
Net Assets consist of:
Paid in capital		$2,388,064,019
Total accumulated earnings (loss)		467,246,138
Net Assets		$2,855,310,157
Net Asset Value, offering price and redemption price per share ($2,855,310,157 ÷ 201,403,082 shares)		$14.18

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$64,444,514
Income from Fidelity Central Funds (including $103,303 from security lending)		984,190
Income before foreign taxes withheld		65,428,704
Less foreign taxes withheld		(4,131,875)
Total income		61,296,829
Expenses
Management fee	$14,367,455
Independent trustees' fees and expenses	9,514
Total expenses before reductions	14,376,969
Expense reductions	(401)
Total expenses after reductions		14,376,568
Net investment income (loss)		46,920,261
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $546,682)	74,931,258
Foreign currency transactions	(654,280)
Total net realized gain (loss)		74,276,978
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $362,330)	(216,689,277)
Assets and liabilities in foreign currencies	(53,602)
Total change in net unrealized appreciation (depreciation)		(216,742,879)
Net gain (loss)		(142,465,901)
Net increase (decrease) in net assets resulting from operations		$(95,545,640)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,920,261	$28,769,303
Net realized gain (loss)	74,276,978	150,647,230
Change in net unrealized appreciation (depreciation)	(216,742,879)	636,744,977
Net increase (decrease) in net assets resulting from operations	(95,545,640)	816,161,510
Distributions to shareholders	(154,968,654)	(31,826,765)
Share transactions
Proceeds from sales of shares	911,723,878	925,276,719
Reinvestment of distributions	154,968,654	31,826,765
Cost of shares redeemed	(897,913,232)	(665,885,100)
Net increase (decrease) in net assets resulting from share transactions	168,779,300	291,218,384
Total increase (decrease) in net assets	(81,734,994)	1,075,553,129
Net Assets
Beginning of period	2,937,045,151	1,861,492,022
End of period	$2,855,310,157	$2,937,045,151
Other Information
Shares
Sold	61,872,312	65,541,821
Issued in reinvestment of distributions	10,370,110	2,747,573
Redeemed	(60,141,009)	(50,964,020)
Net increase (decrease)	12,101,413	17,325,374

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Low-Priced Stock K6 Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$15.52	$10.82	$11.19	$11.52	$10.23
Income from Investment Operations
Net investment income (loss)A,B	.24	.17	.20	.20	.17
Net realized and unrealized gain (loss)	(.76)	4.72	(.27)	(.29)	1.19
Total from investment operations	(.52)	4.89	(.07)	(.09)	1.36
Distributions from net investment income	(.20)	(.19)	(.22)	(.17)	(.06)
Distributions from net realized gain	(.63)	–	(.08)	(.06)	(.01)
Total distributions	(.82)C	(.19)	(.30)	(.24)C	(.07)
Net asset value, end of period	$14.18	$15.52	$10.82	$11.19	$11.52
Total ReturnD	(3.56)%	45.81%	(.74)%	(.73)%	13.33%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.50%
Net investment income (loss)	1.63%	1.23%	1.86%	1.85%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$2,855,310	$2,937,045	$1,861,492	$1,923,317	$2,092,759
Portfolio turnover rateG,H	25%	27%	21%	20%	23%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Low-Priced Stock K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$634,776,855
Gross unrealized depreciation	(240,301,310)
Net unrealized appreciation (depreciation)	$394,475,545
Tax Cost	$2,474,977,178

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$27,630,857
Undistributed long-term capital gain	$54,502,528
Net unrealized appreciation (depreciation) on securities and other investments	$394,428,749

The Fund intends to elect to defer to its next fiscal year $8,326,260 of capital losses recognized during the period November 1, 2021 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$39,823,107	$ 31,826,765
Long-term Capital Gains	115,145,547	–
Total	$154,968,654	$ 31,826,765

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock K6 Fund	635,716,710	657,593,004

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	19,440,680	278,707,902

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	6,118,083	85,955,302

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Low-Priced Stock K6 Fund	$9,622

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Low-Priced Stock K6 Fund	114,615,591	58,096,649	(713,301)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Low-Priced Stock K6 Fund	3,642

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Low-Priced Stock K6 Fund	$10,889	$36	$7,911

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $401.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock K6 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Low-Priced Stock K6 Fund	.50%
Actual		$1,000.00	$947.90	$2.41
Hypothetical-C		$1,000.00	$1,022.32	$2.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $81,411,729, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.71% of the short-term capital gain dividends distributed in December, during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 61% and 36% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 98% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Low-Priced Stock K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for periods ended 2019 and 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Low-Priced Stock K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

LPSK6-ANN-0922
1.9883999.105

Fidelity® Series Intrinsic Opportunities Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Intrinsic Opportunities Fund	0.18%	10.21%	12.98%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Intrinsic Opportunities Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

40,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$32,476	Fidelity® Series Intrinsic Opportunities Fund
$34,008	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Co-Managers Sam Chamovitz, Morgen Peck and Joel Tillinghast:  For the fiscal year ending July 31, 2022, the fund gained 0.12%, outperforming the -7.35% result of the benchmark Russell 3000® Index. Versus the benchmark, industry positioning was the primary contributor to fund performance, especially an overweighting in the energy sector. Strong picks in the health care sector, especially within the health care equipment & services industry, also lifted the fund's relative result. Also helping was an underweighting in the communication services sector, primarily driven by the media & entertainment industry. The biggest individual relative contributor was an overweight position in Elevance Health (+26%) and we reduced our stake in this company. Also helping performance was our overweighting in Mosaic, which gained roughly 70%. Mosaic was among our biggest holdings. Another notable relative contributor was an outsized stake in Southwestern Energy (+57%). This period we decreased our stake. In contrast, the primary detractor from performance versus the benchmark was our security selection in the consumer discretionary sector. Weak picks in consumer staples also hurt the fund's relative result. Also hurting the fund's relative performance was stock selection in the financials sector, especially within the diversified financials industry. Not owning Apple, a benchmark component that gained 12%, was the fund's largest individual relative detractor. The fund's non-benchmark stake in JD Sports Fashion, one of our biggest holdings the past 12 months, returned roughly -37%. We reduced our holdings of the stock during the reporting period. Another notable relative detractor was an overweighting in Synchrony Financial (-27%). This period we reduced our stake. Foreign holdings detracted overall, hampered in part by continued U.S. dollar strength. Notable changes in positioning include a higher allocation to the materials and information technology sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Elevance Health, Inc.	4.7
UnitedHealth Group, Inc.	4.7
The Mosaic Co.	3.6
AFLAC, Inc.	2.7
Discover Financial Services	2.6
Humana, Inc.	2.4
Wells Fargo & Co.	2.0
Lear Corp.	2.0
Capri Holdings Ltd.	1.7
Amgen, Inc.	1.6
28.0

Market Sectors as of July 31, 2022

% of fund's net assets
Health Care	19.7
Financials	16.0
Consumer Discretionary	15.1
Industrials	11.1
Information Technology	7.6
Materials	6.3
Energy	5.9
Consumer Staples	4.0
Utilities	2.6
Communication Services	1.1
Real Estate	0.3

Asset Allocation (% of fund's net assets)

As of July 31, 2022 *
Stocks and Equity Futures	94.4%
Short-Term Investments and Net Other Assets (Liabilities)	5.6%

* Foreign investments - 29.0%

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	71.0%
Japan	6.6%
Korea (South)	3.1%
Canada	2.4%
United Kingdom	2.0%
British Virgin Islands	1.7%
France	1.8%
Netherlands	1.5%
Ireland	1.3%
Other	8.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 89.7%
	Shares	Value
COMMUNICATION SERVICES - 1.1%
Entertainment - 0.3%
GungHo Online Entertainment, Inc.	57,300	$1,118,050
Warner Bros Discovery, Inc. (a)	1,529,800	22,947,000
		24,065,050
Interactive Media & Services - 0.1%
Cars.com, Inc. (a)	206,800	2,431,968
Moneysupermarket.com Group PLC	59,162	146,689
Zappallas, Inc. (b)	687,700	1,764,867
ZIGExN Co. Ltd.	262,000	673,287
		5,016,811
Media - 0.7%
Comcast Corp. Class A	600,000	22,512,000
DMS, Inc.	67,200	552,982
F@N Communications, Inc.	322,600	952,681
Gendai Agency, Inc. (b)	843,000	2,249,460
Nexstar Broadcasting Group, Inc. Class A	91,000	17,141,670
Pico Far East Holdings Ltd.	10,600,000	1,498,873
Proto Corp.	100,000	838,870
Reach PLC	2,397,800	2,822,219
Thryv Holdings, Inc. (a)	116,700	2,840,478
Trenders, Inc.	131,291	1,550,325
WOWOW INC.	207,100	2,273,543
		55,233,101

TOTAL COMMUNICATION SERVICES		84,314,962

CONSUMER DISCRETIONARY - 15.1%
Auto Components - 5.1%
Adient PLC (a)	1,600,000	54,048,000
Brembo SpA (a)	25,000	262,922
Burelle SA	1,700	889,592
Cie Automotive SA	554,100	14,486,412
Compagnie Plastic Omnium SA	368,000	6,849,043
DaikyoNishikawa Corp.	1,455,653	6,112,250
Eagle Industry Co. Ltd.	273,000	2,067,692
G-Tekt Corp. (b)	2,568,582	25,874,675
Hi-Lex Corp.	239,737	2,018,876
Hyundai Mobis	222,003	38,927,887
IJTT Co. Ltd.	1,594,931	6,314,119
Lear Corp. (c)	992,300	149,976,222
Linamar Corp.	1,157,900	52,788,413
Patrick Industries, Inc.	211,900	12,866,568
Piolax, Inc.	108,700	1,625,323
Seoyon Co. Ltd.	271,312	1,463,276
Strattec Security Corp. (a)	35,000	1,039,500
TBK Co. Ltd. (b)	1,713,000	4,315,159
Topre Corp.	255,509	1,979,460
Yorozu Corp.	1,006,500	6,707,343
		390,612,732
Distributors - 0.1%
Doshisha Co. Ltd.	35,000	415,893
Harima-Kyowa Co. Ltd.	148,900	1,823,651
Yagi & Co. Ltd.	443,700	4,165,577
		6,405,121
Diversified Consumer Services - 0.8%
Cross-Harbour Holdings Ltd.	1,273,000	1,767,628
Heian Ceremony Service Co. Ltd.	492,100	2,884,898
Kukbo Design Co. Ltd.	131,700	1,731,835
MegaStudy Co. Ltd.	297,291	2,568,571
MegaStudyEdu Co. Ltd. (b)	690,406	46,771,477
Multicampus Co. Ltd.	43,600	1,412,592
Step Co. Ltd.	22,000	289,056
Tsukada Global Holdings, Inc. (a)	400,000	994,027
YDUQS Participacoes SA	5,000	12,804
		58,432,888
Hotels, Restaurants & Leisure - 0.2%
Betsson AB (B Shares) (a)	675,000	4,659,547
Brinker International, Inc. (a)	198,700	5,513,925
Kindred Group PLC (depositary receipt)	46,300	406,404
Ruth's Hospitality Group, Inc.	423,200	7,427,160
		18,007,036
Household Durables - 2.5%
Ace Bed Co. Ltd.	235,596	7,753,586
Avantia Co. Ltd.	409,200	2,553,073
Cuckoo Holdings Co. Ltd.	98,506	1,305,740
D.R. Horton, Inc.	294,600	22,987,638
Emak SpA	1,167,201	1,586,607
FJ Next Co. Ltd.	479,400	3,910,986
Fuji Corp. Ltd.	50,000	250,776
Helen of Troy Ltd. (a)	325,000	43,481,750
Mohawk Industries, Inc. (a)	357,110	45,881,493
Pressance Corp.	514,700	6,072,153
Tempur Sealy International, Inc.	1,238,200	34,025,736
TopBuild Corp. (a)(c)	104,100	22,040,052
		191,849,590
Internet & Direct Marketing Retail - 0.0%
Danawa Co. Ltd. (a)	50,000	707,203
Multiline Retail - 0.5%
Big Lots, Inc. (c)	1,100,000	22,209,000
Grazziotin SA (a)	17,100	93,860
Gwangju Shinsegae Co. Ltd. (b)	409,224	10,317,294
Lifestyle China Group Ltd. (a)	12,500,000	1,257,978
Lifestyle International Holdings Ltd. (a)	8,058,000	2,771,577
Treasure Factory Co. Ltd.	140,100	1,584,059
		38,233,768
Specialty Retail - 3.6%
Academy Sports & Outdoors, Inc.	176,600	7,599,098
Arcland Sakamoto Co. Ltd.	525,000	6,102,296
Dick's Sporting Goods, Inc.	100,200	9,377,718
Foot Locker, Inc.	325,000	9,220,250
Formosa Optical Technology Co. Ltd.	718,383	1,516,210
Fuji Corp.	707,180	6,704,439
Goldlion Holdings Ltd.	9,192,000	1,592,520
Handsman Co. Ltd.	52,443	353,916
JD Sports Fashion PLC	72,864,613	114,955,578
Jumbo SA	1,534,500	23,760,286
Ku Holdings Co. Ltd.	34,900	323,177
Leon's Furniture Ltd.	96,900	1,263,699
Lookers PLC	1,534,541	1,405,311
Maisons du Monde SA (d)	262,200	2,792,367
Mandarake, Inc.	180,000	848,637
Mr. Bricolage SA (a)	311,600	3,216,555
Nafco Co. Ltd.	503,400	6,053,295
Sally Beauty Holdings, Inc. (a)(c)	1,962,100	25,075,638
Samse SA	19,283	3,488,350
The Hour Glass Ltd.	18,145,700	29,215,620
Tokatsu Holdings Co. Ltd.	161,294	413,065
Williams-Sonoma, Inc.	106,300	15,351,846
		270,629,871
Textiles, Apparel & Luxury Goods - 2.3%
Best Pacific International Holdings Ltd.	32,820,941	7,191,432
Capri Holdings Ltd. (a)	2,668,500	129,902,580
Crocs, Inc. (a)	142,700	10,223,028
Embry Holdings Ltd.	3,152,000	293,120
Gildan Activewear, Inc.	21,300	624,254
Hagihara Industries, Inc.	227,302	1,893,676
Kontoor Brands, Inc.	404,800	14,775,200
Magni-Tech Industries Bhd	7,189,933	3,072,308
PVH Corp.	156,100	9,665,712
Sitoy Group Holdings Ltd.	10,500,000	561,791
		178,203,101

TOTAL CONSUMER DISCRETIONARY		1,153,081,310

CONSUMER STAPLES - 4.0%
Beverages - 0.2%
C&C Group PLC (United Kingdom) (a)	520,373	1,252,845
Jinro Distillers Co. Ltd. (b)	391,582	7,066,028
Muhak Co. Ltd.	302,530	1,624,716
Olvi Oyj (A Shares)	87,736	3,228,141
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	2,550,162	3,977,720
		17,149,450
Food & Staples Retailing - 1.5%
Acomo NV	625,000	14,372,578
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	200,000	8,935,223
Belc Co. Ltd.	25,000	1,033,837
BJ's Wholesale Club Holdings, Inc. (a)	422,400	28,596,480
Create SD Holdings Co. Ltd.	897,400	20,787,439
Daiichi Co. Ltd.	200,000	1,260,942
Genky DrugStores Co. Ltd.	77,200	1,881,399
MARR SpA	750,000	10,348,256
Medical Ikkou Co. Ltd.	4,100	80,568
Natural Grocers by Vitamin Cottage, Inc. (c)	40,000	663,200
Nihon Chouzai Co. Ltd.	100,000	1,069,345
OM2 Network Co. Ltd.	214,300	1,742,661
Qol Holdings Co. Ltd.	150,000	1,687,344
Retail Partners Co. Ltd.	79,000	722,749
Satoh & Co. Ltd.	18,008	167,839
Satudora Holdings Co. Ltd.	412,800	2,004,111
Sprouts Farmers Market LLC (a)	504,200	13,936,088
Sugi Holdings Co. Ltd.	10,000	451,139
Valor Holdings Co. Ltd.	52,700	743,097
YAKUODO Holdings Co. Ltd.	150,000	2,368,959
		112,853,254
Food Products - 1.1%
Ajinomoto Malaysia Bhd	1,456,200	3,914,095
Armanino Foods of Distinction	629,041	2,239,386
Bell Food Group AG	12,515	3,339,612
Carr's Group PLC	191,965	308,583
Delfi Ltd.	7,994,520	4,230,266
Delsole Corp.	200,000	690,955
Ingredion, Inc. (c)	552,400	50,257,352
Kaneko Seeds Co. Ltd.	138,200	1,697,152
Lassonde Industries, Inc. Class A (sub. vtg.)	23,300	2,201,632
LDC SA	18,150	1,810,500
London Biscuits Bhd (a)(e)	5,000,000	22,469
Pickles Corp.	200,000	1,714,841
S Foods, Inc.	325,000	7,467,922
Tate & Lyle PLC	42,857	418,991
Toyo Sugar Refining Co. Ltd.	158,400	1,100,982
		81,414,738
Household Products - 0.0%
Transaction Co. Ltd.	200,000	1,701,926
Personal Products - 0.9%
Hengan International Group Co. Ltd.	3,418,500	16,526,590
Herbalife Nutrition Ltd. (a)	1,593,700	38,902,217
Sarantis SA	2,400,000	16,925,148
		72,353,955
Tobacco - 0.3%
KT&G Corp.	306,540	19,248,625

TOTAL CONSUMER STAPLES		304,721,948

ENERGY - 5.9%
Energy Equipment & Services - 0.2%
Liberty Oilfield Services, Inc. Class A (a)	658,100	9,345,020
Smart Sand, Inc. (a)	320,006	774,415
Solaris Oilfield Infrastructure, Inc. Class A	22,200	246,198
Tidewater, Inc. warrants 11/14/24 (a)	4,764	3,502
		10,369,135
Oil, Gas & Consumable Fuels - 5.7%
Antero Resources Corp. (a)	783,500	31,057,940
ARC Resources Ltd.	221,600	3,107,990
Baytex Energy Corp. (a)(c)	1,345,500	7,228,956
Birchcliff Energy Ltd. (c)	1,070,714	8,227,579
Cenovus Energy, Inc.:
warrants 1/1/26 (a)	398,000	5,566,499
(Canada)	1,759,200	33,520,347
China Petroleum & Chemical Corp. (H Shares)	31,670,000	14,931,025
Civitas Resources, Inc.	847,108	49,945,488
Denbury, Inc. warrants 9/18/23 (a)	38,922	1,498,108
Diamondback Energy, Inc.	75,000	9,601,500
Enterprise Products Partners LP	15,000	400,950
EQT Corp.	1,421,700	62,597,451
Motor Oil (HELLAS) Corinth Refineries SA	300,000	5,181,794
NACCO Industries, Inc. Class A	173,109	6,803,184
Oil & Natural Gas Corp. Ltd.	11,422,316	19,368,472
Ovintiv, Inc.	355,100	18,142,059
PDC Energy, Inc.	400,000	26,276,000
Peyto Exploration & Development Corp. (c)	1,839,300	20,683,238
Range Resources Corp. (a)	761,800	25,192,726
San-Ai Obbli Co. Ltd.	100,000	804,899
Sinopec Kantons Holdings Ltd.	4,572,000	1,432,772
Southwestern Energy Co. (a)	6,920,600	48,859,436
Star Petroleum Refining PCL (For. Reg.)	3,700,000	1,196,755
TotalEnergies SE sponsored ADR	692,583	35,363,288
		436,988,456

TOTAL ENERGY		447,357,591

FINANCIALS - 16.0%
Banks - 5.1%
Associated Banc-Corp.	973,200	19,561,320
Bar Harbor Bankshares	158,872	4,602,522
Camden National Corp.	46,443	2,122,445
Community Trust Bancorp, Inc.	45,000	1,949,850
East West Bancorp, Inc.	825,000	59,218,500
F & M Bank Corp.	131,432	3,222,713
First Bancorp, Puerto Rico	530,600	8,006,754
First Foundation, Inc.	25,000	520,500
FNB Corp., Pennsylvania	414,900	4,962,204
Nicolet Bankshares, Inc. (a)	12,640	1,010,947
Oak Valley Bancorp Oakdale California (c)	60,034	1,086,015
OFG Bancorp	706,577	19,409,670
Ogaki Kyoritsu Bank Ltd.	60,000	786,105
Plumas Bancorp	10,000	311,000
Preferred Bank, Los Angeles	32,100	2,333,670
QCR Holdings, Inc.	163,100	9,670,199
San ju San Financial Group, Inc.	171,700	1,821,697
Synovus Financial Corp.	400,300	16,164,114
Texas Capital Bancshares, Inc. (a)	774,543	45,403,711
United Community Bank, Inc.	343,400	11,685,902
Washington Trust Bancorp, Inc.	115,700	6,349,616
Webster Financial Corp.	329,900	15,323,855
Wells Fargo & Co.	3,500,000	153,545,000
West Bancorp., Inc.	100,000	2,601,000
		391,669,309
Capital Markets - 0.8%
ABG Sundal Collier ASA	800,000	486,700
CI Financial Corp.	715,900	8,251,676
Diamond Hill Investment Group, Inc. (c)	25,000	4,779,250
Federated Hermes, Inc.	50,000	1,705,500
Lazard Ltd. Class A	300,000	11,301,000
LPL Financial	136,700	28,696,064
Van Lanschot Kempen NV (Bearer)	94,300	2,154,078
		57,374,268
Consumer Finance - 3.9%
Aeon Credit Service (Asia) Co. Ltd.	9,782,000	6,106,040
Cash Converters International Ltd.	7,500,000	1,259,900
Discover Financial Services	1,995,332	201,528,532
Synchrony Financial	2,646,159	88,593,403
		297,487,875
Diversified Financial Services - 0.4%
NICE Holdings Co. Ltd.	156,518	1,688,241
Tokyo Century Corp.	718,600	25,413,354
Zenkoku Hosho Co. Ltd.	42,500	1,445,893
		28,547,488
Insurance - 5.4%
AFLAC, Inc.	3,583,547	205,337,243
ASR Nederland NV	866,000	36,023,379
Db Insurance Co. Ltd.	804,404	37,297,025
Hyundai Fire & Marine Insurance Co. Ltd.	313,010	7,877,321
NN Group NV	855,501	39,940,984
Primerica, Inc.	37,207	4,788,169
Qualitas Controladora S.A.B. de CV	9,800	41,353
Reinsurance Group of America, Inc.	547,900	63,435,862
Selective Insurance Group, Inc.	132,400	10,308,664
Talanx AG	217,200	7,898,378
		412,948,378
Thrifts & Mortgage Finance - 0.4%
ASAX Co. Ltd.	704,500	3,254,642
Enact Holdings, Inc.	750,000	17,280,000
Greene County Bancorp, Inc. (c)	123,800	5,678,706
Hingham Institution for Savings (c)	3,722	1,079,417
Southern Missouri Bancorp, Inc.	3,303	178,164
		27,470,929

TOTAL FINANCIALS		1,215,498,247

HEALTH CARE - 19.7%
Biotechnology - 4.7%
Amgen, Inc.	500,000	123,735,000
Cell Biotech Co. Ltd.	251,355	2,666,659
Essex Bio-Technology Ltd.	1,278,000	577,956
Gilead Sciences, Inc.	403,400	24,103,150
Regeneron Pharmaceuticals, Inc. (a)	140,090	81,488,952
United Therapeutics Corp. (a)	532,600	123,067,882
		355,639,599
Health Care Equipment & Supplies - 0.3%
InBody Co. Ltd.	65,000	1,243,072
Medikit Co. Ltd.	70,000	1,225,502
Meridian Bioscience, Inc. (a)	451,650	14,299,239
Nakanishi, Inc.	50,000	941,005
St.Shine Optical Co. Ltd.	259,000	2,264,853
Value Added Technology Co. Ltd.	135,000	3,432,413
Vieworks Co. Ltd.	25,000	788,006
		24,194,090
Health Care Providers & Services - 14.2%
Centene Corp. (a)	290,500	27,007,785
Cigna Corp.	134,300	36,980,848
Elevance Health, Inc.	746,600	356,202,845
Humana, Inc.	375,000	180,750,000
Laboratory Corp. of America Holdings	150,000	39,328,500
Sinopharm Group Co. Ltd. (H Shares)	7,060,237	16,189,285
Tokai Corp.	86,500	1,158,950
UnitedHealth Group, Inc.	655,400	355,449,636
Universal Health Services, Inc. Class B	610,000	68,606,700
		1,081,674,549
Life Sciences Tools & Services - 0.0%
ICON PLC (a)	10,000	2,412,500
Pharmaceuticals - 0.5%
Daito Pharmaceutical Co. Ltd.	56,100	1,114,210
Dawnrays Pharmaceutical Holdings Ltd.	4,738,000	772,575
DongKook Pharmaceutical Co. Ltd.	176,100	2,603,156
Genomma Lab Internacional SA de CV	2,000,000	1,859,165
Jazz Pharmaceuticals PLC (a)	100,100	15,621,606
Kwang Dong Pharmaceutical Co. Ltd.	1,368,696	6,826,269
Lee's Pharmaceutical Holdings Ltd.	815,000	200,378
Luye Pharma Group Ltd. (a)(d)	2,621,500	784,790
Nippon Chemiphar Co. Ltd.	75,910	1,060,673
Towa Pharmaceutical Co. Ltd.	376,100	7,155,504
		37,998,326

TOTAL HEALTH CARE		1,501,919,064

INDUSTRIALS - 11.1%
Aerospace & Defense - 0.6%
Cadre Holdings, Inc. (c)	646,200	15,282,630
Huntington Ingalls Industries, Inc.	128,400	27,842,256
LISI	10,000	235,072
Rheinmetall AG	10,000	1,827,936
		45,187,894
Air Freight & Logistics - 0.2%
AIT Corp.	424,100	5,826,131
Compania de Distribucion Integral Logista Holdings SA	303,200	6,241,095
Onelogix Group Ltd. (a)	4,600,100	802,665
		12,869,891
Airlines - 0.1%
Jet2 PLC (a)	592,100	6,609,230
Building Products - 0.7%
Builders FirstSource, Inc. (a)	341,500	23,222,000
Euro Ceramics Ltd. (a)(e)	5,000	66
KVK Corp.	75,000	1,135,621
Masonite International Corp. (a)	173,200	15,766,396
Nihon Dengi Co. Ltd.	173,300	4,281,206
Nihon Flush Co. Ltd.	337,780	2,492,870
Noda Corp.	225,800	2,197,119
Sekisui Jushi Corp.	169,800	2,219,081
		51,314,359
Commercial Services & Supplies - 0.5%
Asia File Corp. Bhd	5,278,000	2,076,422
Civeo Corp. (a)	243,058	7,211,531
Fursys, Inc.	118,181	2,871,373
Matsuda Sangyo Co. Ltd.	124,000	1,889,040
Mitie Group PLC	331,717	316,305
VSE Corp.	503,200	21,109,240
		35,473,911
Construction & Engineering - 0.4%
Boustead Projs. Pte Ltd.	2,549,475	1,657,703
Boustead Singapore Ltd.	10,280,500	6,849,833
Comfort Systems U.S.A., Inc.	122,900	12,985,614
Dai-Dan Co. Ltd.	50,000	828,155
Daiichi Kensetsu Corp.	35,300	351,379
Hokuriku Electrical Construction Co. Ltd.	150,000	877,060
Kawasaki Setsubi Kogyo Co. Ltd.	146,000	489,590
Meisei Industrial Co. Ltd.	327,800	1,752,769
Nippon Rietec Co. Ltd.	521,846	3,739,360
Raiznext Corp.	140,500	1,292,478
Seikitokyu Kogyo Co. Ltd.	40,700	253,679
Sumiken Mitsui Road Co. Ltd.	1,700	12,198
Sumitomo Densetsu Co. Ltd.	86,400	1,734,013
Totetsu Kogyo Co. Ltd.	20,500	366,880
Watanabe Sato Co. Ltd.	60,000	1,190,344
		34,381,055
Electrical Equipment - 1.5%
Acuity Brands, Inc.	350,000	63,840,000
Aichi Electric Co. Ltd.	50,700	1,098,554
AQ Group AB	810,205	22,762,151
Atkore, Inc. (a)	119,845	11,897,013
Canare Electric Co. Ltd.	95,000	1,103,065
Dewhurst PLC	21,607	282,865
GrafTech International Ltd.	1,500,000	11,550,000
Hammond Power Solutions, Inc. Class A	86,300	943,501
Terasaki Electric Co. Ltd.	110,000	867,254
		114,344,403
Industrial Conglomerates - 0.0%
Reunert Ltd.	300,000	740,253
Machinery - 1.5%
Crane Holdings Co.	212,900	21,062,197
Daihatsu Diesel Manufacturing Co. Ltd.	1,404,300	5,438,805
Daiwa Industries Ltd.	1,100,000	9,369,981
Estic Corp.	261,990	2,001,364
Fujimak Corp. (b)	793,000	4,239,241
Fukushima Industries Corp.	100,000	2,749,493
Hosokawa Micron Corp.	15,000	308,275
Hy-Lok Corp.	150,000	2,121,008
Ihara Science Corp.	20,000	329,724
ITT, Inc.	193,200	14,495,796
JOST Werke AG (d)	119,300	4,950,381
Nakanishi Manufacturing Co. Ltd.	216,236	2,519,226
Nansin Co. Ltd.	250,000	870,467
Oshkosh Corp.	223,400	19,234,740
Sakura Rubber Co. Ltd.	41,100	915,106
Sansei Co. Ltd. (b)	814,500	2,312,145
Semperit AG Holding	184,732	3,738,346
Shinwa Co. Ltd.	75,000	1,288,179
SIMPAC, Inc.	200,000	996,411
Teikoku Sen-I Co. Ltd.	116,500	1,476,710
TK Group Holdings Ltd.	27,741,000	6,361,075
Tocalo Co. Ltd.	400,000	3,846,322
		110,624,992
Marine - 0.0%
Japan Transcity Corp.	918,300	3,454,237
Professional Services - 1.1%
ABIST Co. Ltd.	104,400	2,338,429
Alight, Inc. Class A (a)	819,000	6,175,260
Altech Corp.	194,053	2,831,562
ASGN, Inc. (a)	61,100	6,339,736
Barrett Business Services, Inc.	5,000	407,950
BeNext-Yumeshin Group Co.	75,000	900,014
CACI International, Inc. Class A (a)	84,500	25,543,505
Career Design Center Co. Ltd.	150,000	1,369,300
en japan, Inc.	50,000	785,805
FTI Consulting, Inc. (a)	5,000	817,800
HRnetgroup Ltd.	25,000	14,130
JAC Recruitment Co. Ltd.	226,900	3,349,297
KBR, Inc.	419,000	22,303,370
Quick Co. Ltd.	700,027	8,047,814
SHL-JAPAN Ltd.	131,882	2,656,785
WDB Holdings Co. Ltd.	125,000	2,396,465
Will Group, Inc.	102,800	940,296
		87,217,518
Road & Rail - 1.0%
Autohellas SA	2,205,410	21,638,777
Daqin Railway Co. Ltd. (A Shares)	30,109,222	27,024,413
Hamakyorex Co. Ltd.	125,900	3,021,990
NANSO Transport Co. Ltd.	125,000	1,127,646
Nikkon Holdings Co. Ltd.	23,800	437,690
Stef SA	177,660	16,941,172
Tohbu Network Co. Ltd.	175,000	1,138,341
Universal Logistics Holdings, Inc.	47,140	1,416,557
		72,746,586
Trading Companies & Distributors - 3.4%
AerCap Holdings NV (a)	113,200	5,078,152
Alligo AB (B Shares)	448,987	4,612,608
Beacon Roofing Supply, Inc. (a)	170,539	10,235,751
Bergman & Beving AB (B Shares)	198,271	2,099,345
Canox Corp.	404,400	3,674,646
Chori Co. Ltd. (b)	1,317,100	19,661,103
Green Cross Co. Ltd.	113,000	840,156
HERIGE	52,663	2,131,439
Itochu Corp.	2,985,100	86,895,266
Kamei Corp.	262,500	2,122,959
Lumax International Corp. Ltd.	1,273,740	2,901,500
Mitani Shoji Co. Ltd.	2,660,000	31,605,957
Mitsubishi Corp.	664,000	19,733,602
Momentum Group Komponenter & Tjanster AB (a)	450,000	2,568,342
Narasaki Sangyo Co. Ltd.	70,000	929,532
Parker Corp.	100	411
Rasa Corp.	67,000	489,565
Rush Enterprises, Inc. Class A	267,899	12,910,053
Sanyo Trading Co. Ltd.	51,500	391,256
Shinsho Corp.	84,900	2,462,814
Totech Corp.	53,181	1,379,740
Univar Solutions, Inc. (a)	1,429,300	38,648,272
Yuasa Trading Co. Ltd.	262,100	7,117,348
		258,489,817
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd.	291,000	1,492,120
Qingdao Port International Co. Ltd. (H Shares) (d)	17,000,000	8,056,154
		9,548,274

TOTAL INDUSTRIALS		843,002,420

INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 0.0%
HF Co.	45,349	258,627
Electronic Equipment & Components - 2.1%
Advanced Energy Industries, Inc.	188,800	16,895,712
CDW Corp.	134,000	24,325,020
Daido Signal Co. Ltd.	424,200	1,510,139
Elematec Corp.	217,200	2,050,373
Hagiwara Electric Holdings Co. Ltd.	3,500	53,163
Insight Enterprises, Inc. (a)	91,600	8,556,356
Kingboard Chemical Holdings Ltd.	2,465,000	7,206,684
Lacroix SA	349,309	11,495,763
Makus, Inc.	285,309	1,832,322
Methode Electronics, Inc. Class A	99,434	4,100,658
Nihon Denkei Co. Ltd.	75,000	826,255
Redington (India) Ltd.	17,141,985	27,030,009
Riken Keiki Co. Ltd.	231,400	7,215,980
Shibaura Electronics Co. Ltd. (c)	19,800	745,337
Simplo Technology Co. Ltd.	789,000	6,951,146
TD SYNNEX Corp.	215,100	21,600,342
Test Research, Inc.	50,000	102,624
Thinking Electronic Industries Co. Ltd.	760,000	3,545,068
Vontier Corp.	100,000	2,580,000
VSTECS Holdings Ltd.	19,398,600	14,827,144
Zepp Health Corp. ADR	1,000	1,740
		163,451,835
IT Services - 3.4%
Avant Corp.	188,900	1,965,966
Cielo SA	3,400,000	2,911,038
Cognizant Technology Solutions Corp. Class A	432,800	29,413,088
Concentrix Corp.	246,896	33,024,809
Data Applications Co. Ltd.	30,200	369,536
Dimerco Data System Corp.	549,999	1,266,024
DTS Corp.	320,403	8,139,122
E-Credible Co. Ltd.	163,300	2,150,382
Enea AB (a)(c)	150,000	1,352,069
Estore Corp.	31,600	384,161
ExlService Holdings, Inc. (a)	58,800	9,900,156
Future Corp.	81,800	990,988
Genpact Ltd.	668,300	32,131,864
IFIS Japan Ltd.	189,800	877,704
Korea Information & Communication Co. Ltd. (a)	316,246	1,852,534
Neurones	12,000	428,648
Nice Information & Telecom, Inc.	94,642	1,838,064
Societe Pour L'Informatique Industrielle SA	174,000	8,207,164
Sopra Steria Group	156,100	25,877,713
TDC Soft, Inc.	201,107	1,766,897
The Western Union Co.	4,368,000	74,343,360
TIS, Inc.	230,000	6,521,448
Verra Mobility Corp. (a)	691,700	11,406,133
		257,118,868
Semiconductors & Semiconductor Equipment - 0.3%
Miraial Co. Ltd.	36,900	507,865
MKS Instruments, Inc.	126,400	14,940,480
Phison Electronics Corp.	432,000	4,223,929
		19,672,274
Software - 0.7%
Cresco Ltd.	200,000	3,150,085
InfoVine Co. Ltd.	63,600	2,072,374
KSK Co., Ltd.	121,900	2,037,942
Miroku Jyoho Service Co., Ltd.	10,000	113,165
System Research Co. Ltd.	200,000	3,168,687
VMware, Inc. Class A	396,563	46,080,621
		56,622,874
Technology Hardware, Storage & Peripherals - 1.1%
Elecom Co. Ltd.	100,000	1,279,787
HP, Inc.	1,500,540	50,103,031
MCJ Co. Ltd.	366,800	2,601,997
Seagate Technology Holdings PLC	331,400	26,505,372
TSC Auto ID Technology Corp.	200,000	1,155,692
		81,645,879

TOTAL INFORMATION TECHNOLOGY		578,770,357

MATERIALS - 6.3%
Chemicals - 4.8%
Air Water, Inc.	100,000	1,346,290
Axalta Coating Systems Ltd. (a)	361,800	9,124,596
C. Uyemura & Co. Ltd.	201,100	9,374,114
Daishin-Chemical Co. Ltd.	160,895	1,431,861
EcoGreen International Group Ltd. (e)	1,000,000	242,041
Element Solutions, Inc.	346,800	6,852,768
HEXPOL AB (B Shares)	5,000	51,908
Huntsman Corp.	587,800	17,022,688
Kuriyama Holdings Corp.	207,800	1,443,558
LyondellBasell Industries NV Class A	96,100	8,564,432
Nippon Soda Co. Ltd.	31,700	1,002,196
Scientex Bhd	6,138,966	4,734,062
Scientex Bhd warrants 1/14/26 (a)	810,240	150,032
Sisecam Resources LP	25,000	517,000
Soulbrain Co. Ltd.	29,800	5,339,754
The Mosaic Co.	5,120,400	269,640,264
Toho Acetylene Co. Ltd.	158,100	1,335,279
Tronox Holdings PLC	988,900	15,436,729
Valvoline, Inc.	460,100	14,824,422
		368,433,994
Construction Materials - 0.5%
Eagle Materials, Inc.	156,200	19,751,490
Mitani Sekisan Co. Ltd.	97,300	2,887,126
RHI Magnesita NV	146,800	4,025,969
Wienerberger AG	395,000	9,059,247
		35,723,832
Containers & Packaging - 0.2%
Mayr-Melnhof Karton AG	65,000	10,350,300
Packaging Corp. of America	10,000	1,406,100
		11,756,400
Metals & Mining - 0.8%
ArcelorMittal SA Class A unit GDR	200,000	4,918,000
Chubu Steel Plate Co. Ltd.	438,600	2,901,279
CI Resources Ltd.	31,366	27,531
CK-SAN-ETSU Co. Ltd.	69,300	2,170,059
Commercial Metals Co.	515,200	20,412,224
Mount Gibson Iron Ltd.	1,649,902	608,394
Rio Tinto PLC sponsored ADR	125,000	7,628,750
St Barbara Ltd.	10,000,732	7,885,186
Teck Resources Ltd. Class B (sub. vtg.)	433,700	12,751,400
Warrior Metropolitan Coal, Inc.	180,000	5,747,400
		65,050,223

TOTAL MATERIALS		480,964,449

REAL ESTATE - 0.3%
Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc. (a)	115,400	22,003,318
Nisshin Group Holdings Co.	1,251,700	4,182,692
		26,186,010
UTILITIES - 2.6%
Electric Utilities - 2.5%
PG&E Corp. (a)	11,000,000	119,460,000
PPL Corp.	2,300,134	66,887,897
		186,347,897
Gas Utilities - 0.1%
GAIL India Ltd.	2,318,158	4,292,743
Hokuriku Gas Co.	18,300	384,694
Seoul City Gas Co. Ltd.	6,252	1,152,244
YESCO Co. Ltd.	190,062	5,199,791
		11,029,472

TOTAL UTILITIES		197,377,369

TOTAL COMMON STOCKS
(Cost $4,563,023,706)		6,833,193,727

Money Market Funds - 12.9%
Fidelity Cash Central Fund 2.01% (f)	883,140,071	883,316,699
Fidelity Securities Lending Cash Central Fund 2.01% (f)(g)	102,117,287	102,127,498
TOTAL MONEY MARKET FUNDS
(Cost $985,444,197)		985,444,197
TOTAL INVESTMENT IN SECURITIES - 102.6%
(Cost $5,548,467,903)		7,818,637,924
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(196,788,104)
NET ASSETS - 100%		$7,621,849,820

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,719	Sept. 2022	$355,274,325	$20,966,473	$20,966,473

The notional amount of futures purchased as a percentage of Net Assets is 4.7%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $61,327,467.

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,583,692 or 0.2% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$1,271,391,788	$5,790,178,459	$6,178,253,548	$3,288,797	$--	$--	$883,316,699	1.7%
Fidelity Securities Lending Cash Central Fund 2.01%	64,608,317	1,775,576,803	1,738,057,622	989,705	--	--	102,127,498	0.3%
Total	$1,336,000,105	$7,565,755,262	$7,916,311,170	$4,278,502	$--	$--	$985,444,197

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
ABIST Co. Ltd.	$6,932,227	$--	$3,251,120	$221,795	$(2,701,714)	$1,359,035	$--
Autohellas SA	22,515,025	--	3,688,963	1,235,674	1,935,625	877,090	--
Chori Co. Ltd.	26,857,467	--	3,687,785	1,043,657	(594,704)	(2,913,875)	19,661,103
Cooper-Standard Holding, Inc.	18,237,188	16,896,193	9,504,610	--	(24,928,193)	(700,578)	--
Daihatsu Diesel Manufacturing Co. Ltd.	14,076,296	--	6,397,993	371,870	(1,818,321)	(421,176)	--
Daishin-Chemical Co. Ltd.	5,307,556	--	2,159,125	103,676	(979,456)	(737,114)	--
Fuji Corp.	15,074,755	--	5,793,724	240,789	1,545,000	(4,121,593)	--
Fujimak Corp.	6,039,469	--	142,543	128,387	(129,192)	(1,528,493)	4,239,241
G-Tekt Corp.	41,180,031	--	3,413,034	1,313,630	(2,833,188)	(9,059,134)	25,874,675
Gendai Agency, Inc.	2,657,582	--	18,380	49,447	(30,898)	(358,844)	2,249,460
Green Cross Co. Ltd.	5,455,868	--	3,383,773	134,975	(638,026)	(593,913)	--
Guess?, Inc.	82,584,000	--	70,285,826	2,471,915	10,526,226	(22,824,400)	--
Gwangju Shinsegae Co. Ltd.	15,668,922	--	2,107,750	543,219	(2,396,897)	(846,981)	10,317,294
Handsman Co. Ltd.	10,485,564	--	5,075,626	110,324	2,221,355	(7,277,378)	--
HF Co.	1,664,767	--	1,303,134	110,092	(164,346)	61,341	--
Jinro Distillers Co. Ltd.	12,915,754	--	1,386,932	350,366	(1,107,841)	(3,354,953)	7,066,028
Kamei Corp.	22,302,539	--	14,640,850	621,144	(8,824,806)	3,286,076	--
Lacroix SA	18,703,701	--	993,083	292,254	325,492	(6,540,346)	--
MegaStudy Co. Ltd.	13,059,256	--	6,906,635	430,331	(23,211,205)	19,627,155	--
MegaStudyEdu Co. Ltd.	69,080,669	--	22,323,880	1,290,849	14,588,356	(14,573,668)	46,771,477
Miraial Co. Ltd.	6,787,293	--	7,363,837	181,108	(2,007,556)	3,091,964	--
Nisshin Group Holdings Co.	12,261,975	--	5,336,556	483,652	(1,399,288)	(1,343,439)	--
Peyto Exploration & Development Corp.	72,292,466	--	123,220,433	2,969,338	22,544,340	49,066,865	--
Sansei Co. Ltd.	3,579,600	--	99,420	92,656	8,860	(1,176,895)	2,312,145
Satudora Holdings Co. Ltd.	6,144,205	--	2,810,516	34,739	311,320	(1,640,899)	--
Southwestern Energy Co.	237,196,071	--	325,672,791	--	208,684,297	(71,348,141)	--
TBK Co. Ltd.	6,743,539	--	213,432	170,076	(308,944)	(1,906,004)	4,315,159
Tokatsu Holdings Co. Ltd.	968,506	--	233,240	19,466	(136,419)	(185,782)	--
Treasure Factory Co. Ltd.	7,204,776	--	5,531,740	106,314	820,500	(909,477)	--
Yorozu Corp.	20,561,834	--	5,813,572	191,541	(10,368,404)	2,327,485	--
Zappallas, Inc.	4,018,048	--	497,999	18,773	(686,617)	(1,068,565)	1,764,867
Total	$788,556,949	$16,896,193	$643,258,302	$15,332,057	$178,245,356	$(75,734,637)	$124,571,449

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$84,314,962	$72,340,897	$11,974,065	$--
Consumer Discretionary	1,153,081,310	901,666,164	251,415,146	--
Consumer Staples	304,721,948	214,262,822	90,436,657	22,469
Energy	447,357,591	411,056,440	36,301,151	--
Financials	1,215,498,247	1,134,654,069	80,844,178	--
Health Care	1,501,919,064	1,469,438,792	32,480,272	--
Industrials	843,002,420	509,234,531	333,767,823	66
Information Technology	578,770,357	478,473,592	100,296,765	--
Materials	480,964,449	438,085,687	42,636,721	242,041
Real Estate	26,186,010	22,003,318	4,182,692	--
Utilities	197,377,369	186,347,897	11,029,472	--
Money Market Funds	985,444,197	985,444,197	--	--
Total Investments in Securities:	$7,818,637,924	$6,823,008,406	$995,364,942	$264,576
Derivative Instruments:
Assets
Futures Contracts	$20,966,473	$20,966,473	$--	$--
Total Assets	$20,966,473	$20,966,473	$--	$--
Total Derivative Instruments:	$20,966,473	$20,966,473	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$20,966,473	$0
Total Equity Risk	20,966,473	0
Total Value of Derivatives	$20,966,473	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $100,812,130) — See accompanying schedule: Unaffiliated issuers (cost $4,441,833,718)	$6,708,622,278
Fidelity Central Funds (cost $985,444,197)	985,444,197
Other affiliated issuers (cost $121,189,988)	124,571,449
Total Investment in Securities (cost $5,548,467,903)		$7,818,637,924
Segregated cash with brokers for derivative instruments		28,329,000
Cash		12,310
Foreign currency held at value (cost $746,677)		743,188
Receivable for investments sold		86,355,393
Receivable for fund shares sold		2,974,901
Dividends receivable		6,065,017
Reclaims receivable		5,010,011
Distributions receivable from Fidelity Central Funds		1,039,205
Receivable for daily variation margin on futures contracts		8,248,646
Receivable from investment adviser for expense reductions		41,040
Other receivables		497,748
Total assets		7,957,954,383
Liabilities
Payable for investments purchased	$1,051,315
Payable for fund shares redeemed	229,315,038
Other payables and accrued expenses	3,638,287
Collateral on securities loaned	102,099,923
Total liabilities		336,104,563
Net Assets		$7,621,849,820
Net Assets consist of:
Paid in capital		$4,036,364,541
Total accumulated earnings (loss)		3,585,485,279
Net Assets		$7,621,849,820
Net Asset Value, offering price and redemption price per share ($7,621,849,820 ÷ 404,986,749 shares)		$18.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends (including $15,332,057 earned from other affiliated issuers)		$242,382,156
Interest		2,636
Income from Fidelity Central Funds (including $989,705 from security lending)		4,278,502
Total income		246,663,294
Expenses
Custodian fees and expenses	$691,016
Independent trustees' fees and expenses	42,469
Total expenses before reductions	733,485
Expense reductions	(320,121)
Total expenses after reductions		413,364
Net investment income (loss)		246,249,930
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,979,238)	1,878,762,770
Affiliated issuers	178,245,356
Foreign currency transactions	(67,925)
Futures contracts	(6,676,241)
Total net realized gain (loss)		2,050,263,960
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,884,438)	(2,169,860,410)
Affiliated issuers	(75,734,637)
Assets and liabilities in foreign currencies	(2,922,251)
Futures contracts	20,966,473
Total change in net unrealized appreciation (depreciation)		(2,227,550,825)
Net gain (loss)		(177,286,865)
Net increase (decrease) in net assets resulting from operations		$68,963,065

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$246,249,930	$281,043,813
Net realized gain (loss)	2,050,263,960	1,963,421,109
Change in net unrealized appreciation (depreciation)	(2,227,550,825)	3,398,906,709
Net increase (decrease) in net assets resulting from operations	68,963,065	5,643,371,631
Distributions to shareholders	(2,341,123,420)	(560,407,401)
Share transactions
Proceeds from sales of shares	1,008,422,550	1,070,269,829
Reinvestment of distributions	2,341,123,420	560,407,401
Cost of shares redeemed	(7,346,888,130)	(4,609,996,978)
Net increase (decrease) in net assets resulting from share transactions	(3,997,342,160)	(2,979,319,748)
Total increase (decrease) in net assets	(6,269,502,515)	2,103,644,482
Net Assets
Beginning of period	13,891,352,335	11,787,707,853
End of period	$7,621,849,820	$13,891,352,335
Other Information
Shares
Sold	50,423,635	51,249,739
Issued in reinvestment of distributions	119,292,853	32,527,746
Redeemed	(384,509,527)	(234,889,944)
Net increase (decrease)	(214,793,039)	(151,112,459)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Intrinsic Opportunities Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$22.41	$15.29	$16.42	$18.79	$17.30
Income from Investment Operations
Net investment income (loss)A,B	.40	.40	.38	.44	.40
Net realized and unrealized gain (loss)	(.31)	7.49	(.65)	(1.37)	1.91
Total from investment operations	.09	7.89	(.27)	(.93)	2.31
Distributions from net investment income	(.51)	(.44)	(.45)	(.42)	(.28)
Distributions from net realized gain	(3.17)	(.33)	(.40)	(1.02)	(.54)
Total distributions	(3.68)	(.77)	(.86)C	(1.44)	(.82)
Net asset value, end of period	$18.82	$22.41	$15.29	$16.42	$18.79
Total ReturnD	.18%	53.18%	(1.89)%	(5.13)%	13.82%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	- %G	- %G	.01%	.01%	.01%
Expenses net of all reductions	- %G	- %G	.01%	.01%	- %G
Net investment income (loss)	1.99%	2.08%	2.46%	2.61%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$7,621,850	$13,891,352	$11,787,708	$13,589,092	$14,520,045
Portfolio turnover rateH	18%	10%	19%	27%	13%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Series Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,662,834,495
Gross unrealized depreciation	(418,907,767)
Net unrealized appreciation (depreciation)	$2,243,926,728
Tax Cost	$5,574,711,196

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$56,154,514
Undistributed long-term capital gain	$1,352,318,289
Net unrealized appreciation (depreciation) on securities and other investments	$2,242,828,587

The Fund intends to elect to defer to its next fiscal year $62,346,686 of capital losses recognized during the period November 1, 2021 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$531,054,518	$ 326,527,382
Long-term Capital Gains	1,810,068,902	233,880,019
Total	$2,341,123,420	$ 560,407,401

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Intrinsic Opportunities Fund	1,951,115,743	7,467,043,200

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Intrinsic Opportunities Fund	$56,629

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Intrinsic Opportunities Fund	350,424,837	844,381,255	120,988,398

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Intrinsic Opportunities Fund	4,065

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Intrinsic Opportunities Fund	$103,171	$122	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through November 30, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $319,724.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $397.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Series Intrinsic Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Intrinsic Opportunities Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Series Intrinsic Opportunities Fund	- %-C
Actual		$1,000.00	$964.10	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $2,080,604,662, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 20% and 24% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 39% and 54% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Intrinsic Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. The Board noted that there was a portfolio management change for the fund in November 2021. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2024.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

O2T-ANN-0922
1.951012.109

Fidelity® Value Discovery Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Discovery Fund	(0.21)%	8.44%	11.43%
Class K	(0.12)%	8.56%	11.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund, a class of the fund, on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

32,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$29,510	Fidelity® Value Discovery Fund
$28,460	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending July 31, 2022, the fund's share classes’ performance was roughly flat, outperforming the -1.65% result of the benchmark Russell 3000® Value Index. Versus the benchmark, security selection was the primary contributor, particularly in the health care sector. An overweighting and picks in utilities also helped, as did investment choices among information technology stocks, primarily driven by the software & services industry. The biggest individual relative contributor was an overweight stake in Exxon Mobil (+56%). The position was among our biggest holdings. Also bolstering performance was outsized exposure to Centene, which gained approximately 35% and was among the fund's largest holdings. Avoiding Disney, a benchmark component that returned about -40%, helped relative performance as well. Conversely, the primary detractor from performance versus the benchmark was an underweighting in energy. Weak picks among materials companies also hurt the fund's relative performance. Further pressuring the fund's relative return was an overweighting in the communication services sector, primarily within the media & entertainment industry. Also, the fund’s foreign holdings detracted overall, hampered in part by continued U.S. dollar strength. The biggest individual relative detractor was an outsized stake in Comcast, which returned -35% the past 12 months and was among our largest holdings. The second-largest relative detractor this period was our decision to avoid Chevron, a benchmark component that gained 68%. Another notable relative detractor was an out-of-benchmark stake in Samsung Electronics (-29%). Notable changes in positioning include increased exposure to the utilities sector and a lower allocation to industrials stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.7
Exxon Mobil Corp.	4.3
Cigna Corp.	2.9
Centene Corp.	2.9
Comcast Corp. Class A	2.6
UnitedHealth Group, Inc.	2.6
Bristol-Myers Squibb Co.	2.6
JPMorgan Chase & Co.	2.4
Chubb Ltd.	2.1
Alphabet, Inc. Class A	2.1
29.2

Market Sectors as of July 31, 2022

% of fund's net assets
Financials	21.2
Health Care	19.9
Utilities	11.8
Information Technology	8.6
Industrials	8.3
Communication Services	8.0
Consumer Staples	7.4
Energy	5.0
Consumer Discretionary	4.0
Materials	2.7
Real Estate	0.6

Asset Allocation (% of fund's net assets)

As of July 31, 2022 *
Stocks	97.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.5%

 * Foreign investments - 16.0%

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	84.0%
Switzerland	4.3%
United Kingdom	3.8%
Canada	1.8%
France	1.5%
Korea (South)	1.2%
Bailiwick of Guernsey	1.0%
Netherlands	1.0%
Germany	0.7%
Other	0.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
COMMUNICATION SERVICES - 8.0%
Diversified Telecommunication Services - 1.9%
Verizon Communications, Inc.	1,213,355	$56,044,867
Entertainment - 1.4%
Activision Blizzard, Inc.	512,000	40,934,400
Interactive Media & Services - 2.1%
Alphabet, Inc. Class A (a)	526,640	61,258,765
Media - 2.6%
Comcast Corp. Class A	2,070,237	77,675,292

TOTAL COMMUNICATION SERVICES		235,913,324

CONSUMER DISCRETIONARY - 4.0%
Diversified Consumer Services - 1.4%
H&R Block, Inc.	1,047,108	41,842,436
Internet & Direct Marketing Retail - 0.4%
eBay, Inc.	265,917	12,931,544
Multiline Retail - 1.5%
Dollar General Corp.	175,094	43,498,602
Specialty Retail - 0.7%
Ross Stores, Inc.	244,076	19,833,616

TOTAL CONSUMER DISCRETIONARY		118,106,198

CONSUMER STAPLES - 7.4%
Beverages - 0.6%
Coca-Cola European Partners PLC	365,605	19,786,543
Food & Staples Retailing - 0.7%
U.S. Foods Holding Corp. (a)	634,516	19,987,254
Food Products - 2.5%
Mondelez International, Inc.	831,489	53,248,556
Tyson Foods, Inc. Class A	224,264	19,737,475
		72,986,031
Household Products - 3.3%
Procter & Gamble Co.	273,609	38,007,026
Reckitt Benckiser Group PLC	275,933	22,382,246
Spectrum Brands Holdings, Inc.	272,084	18,920,721
The Clorox Co.	132,020	18,725,717
		98,035,710
Personal Products - 0.3%
Unilever PLC sponsored ADR	199,678	9,716,331

TOTAL CONSUMER STAPLES		220,511,869

ENERGY - 5.0%
Oil, Gas & Consumable Fuels - 5.0%
Exxon Mobil Corp.	1,315,445	127,506,084
Parex Resources, Inc.	1,079,482	20,096,717
		147,602,801
FINANCIALS - 21.2%
Banks - 8.5%
Bank of America Corp.	1,793,202	60,628,160
Cullen/Frost Bankers, Inc.	69,760	9,096,704
JPMorgan Chase & Co.	610,619	70,441,008
M&T Bank Corp.	202,676	35,964,856
PNC Financial Services Group, Inc.	201,571	33,448,692
Wells Fargo & Co.	903,855	39,652,119
		249,231,539
Capital Markets - 3.0%
Affiliated Managers Group, Inc.	132,915	16,797,798
BlackRock, Inc. Class A	70,474	47,159,791
Invesco Ltd.	323,867	5,745,401
Northern Trust Corp.	194,282	19,385,458
		89,088,448
Diversified Financial Services - 4.7%
Berkshire Hathaway, Inc. Class B (a)	464,703	139,689,717
Insurance - 5.0%
Chubb Ltd.	324,765	61,263,670
The Travelers Companies, Inc.	326,334	51,789,206
Willis Towers Watson PLC	168,998	34,972,446
		148,025,322

TOTAL FINANCIALS		626,035,026

HEALTH CARE - 19.9%
Biotechnology - 2.1%
Regeneron Pharmaceuticals, Inc. (a)	52,668	30,636,449
Vertex Pharmaceuticals, Inc. (a)	110,133	30,882,395
		61,518,844
Health Care Providers & Services - 11.2%
Centene Corp. (a)	920,546	85,583,162
Cigna Corp.	314,874	86,703,705
Elevance Health, Inc.	93,831	44,766,770
Humana, Inc.	79,452	38,295,864
UnitedHealth Group, Inc.	141,692	76,845,239
		332,194,740
Pharmaceuticals - 6.6%
AstraZeneca PLC sponsored ADR	648,537	42,952,606
Bristol-Myers Squibb Co.	1,023,666	75,526,077
Roche Holding AG (participation certificate)	128,357	42,615,104
Sanofi SA sponsored ADR	665,140	33,057,458
		194,151,245

TOTAL HEALTH CARE		587,864,829

INDUSTRIALS - 8.3%
Aerospace & Defense - 4.7%
Airbus Group NV	79,981	8,623,689
L3Harris Technologies, Inc.	117,129	28,107,446
Lockheed Martin Corp.	60,963	25,227,099
Northrop Grumman Corp.	108,033	51,737,004
The Boeing Co. (a)	168,400	26,827,804
		140,523,042
Air Freight & Logistics - 0.2%
Deutsche Post AG	146,257	5,841,486
Electrical Equipment - 0.7%
Regal Rexnord Corp.	147,112	19,757,142
Industrial Conglomerates - 0.5%
Siemens AG	121,963	13,604,251
Machinery - 2.2%
ITT, Inc.	101,064	7,582,832
Oshkosh Corp.	325,502	28,025,722
Pentair PLC	321,499	15,718,086
Stanley Black & Decker, Inc.	136,514	13,286,908
		64,613,548

TOTAL INDUSTRIALS		244,339,469

INFORMATION TECHNOLOGY - 7.4%
Communications Equipment - 1.4%
Cisco Systems, Inc.	896,832	40,689,268
Electronic Equipment & Components - 0.8%
TE Connectivity Ltd.	187,761	25,109,279
IT Services - 2.8%
Amdocs Ltd.	343,164	29,875,858
Capgemini SA	64,551	12,228,346
Cognizant Technology Solutions Corp. Class A	391,264	26,590,301
Maximus, Inc.	225,266	15,059,032
		83,753,537
Semiconductors & Semiconductor Equipment - 0.7%
NXP Semiconductors NV	105,237	19,350,980
Software - 1.7%
Aspen Technology, Inc. (a)	51,313	10,472,470
NortonLifeLock, Inc.	936,734	22,978,085
Open Text Corp.	375,278	15,348,870
		48,799,425

TOTAL INFORMATION TECHNOLOGY		217,702,489

MATERIALS - 2.7%
Chemicals - 1.7%
DuPont de Nemours, Inc.	486,795	29,806,458
International Flavors & Fragrances, Inc.	160,780	19,944,759
		49,751,217
Metals & Mining - 1.0%
Lundin Mining Corp.	3,112,925	17,551,301
Newmont Corp.	283,172	12,822,028
		30,373,329

TOTAL MATERIALS		80,124,546

REAL ESTATE - 0.6%
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	222,444	19,045,655
UTILITIES - 11.8%
Electric Utilities - 9.8%
Constellation Energy Corp.	540,628	35,735,511
Duke Energy Corp.	306,215	33,662,215
Evergy, Inc.	473,613	32,328,823
Exelon Corp.	678,746	31,554,902
NextEra Energy, Inc.	287,500	24,290,875
PG&E Corp. (a)	4,546,752	49,377,727
Portland General Electric Co.	373,073	19,153,568
PPL Corp.	422,847	12,296,391
Southern Co.	661,078	50,830,287
		289,230,299
Independent Power and Renewable Electricity Producers - 0.5%
The AES Corp.	732,900	16,285,038
Multi-Utilities - 1.5%
Dominion Energy, Inc.	524,762	43,019,989

TOTAL UTILITIES		348,535,326

TOTAL COMMON STOCKS
(Cost $2,264,052,844)		2,845,781,532

Nonconvertible Preferred Stocks - 1.2%
INFORMATION TECHNOLOGY - 1.2%
Technology Hardware, Storage & Peripherals - 1.2%
Samsung Electronics Co. Ltd.
(Cost $34,432,565)	833,950	36,514,649

Money Market Funds - 2.9%
Fidelity Cash Central Fund 2.01% (b)
(Cost $83,928,877)	83,912,094	83,928,877
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $2,382,414,286)		2,966,225,058
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(11,175,012)
NET ASSETS - 100%		$2,955,050,046

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$83,000,429	$595,071,411	$594,142,963	$158,660	$--	$--	$83,928,877	0.2%
Fidelity Securities Lending Cash Central Fund 2.01%	11,322,000	250,531,980	261,853,980	7,383	--	--	--	0.0%
Total	$94,322,429	$845,603,391	$855,996,943	$166,043	$--	$--	$83,928,877

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$235,913,324	$235,913,324	$--	$--
Consumer Discretionary	118,106,198	118,106,198	--	--
Consumer Staples	220,511,869	198,129,623	22,382,246	--
Energy	147,602,801	147,602,801	--	--
Financials	626,035,026	626,035,026	--	--
Health Care	587,864,829	545,249,725	42,615,104	--
Industrials	244,339,469	216,270,043	28,069,426	--
Information Technology	254,217,138	217,702,489	36,514,649	--
Materials	80,124,546	80,124,546	--	--
Real Estate	19,045,655	19,045,655	--	--
Utilities	348,535,326	348,535,326	--	--
Money Market Funds	83,928,877	83,928,877	--	--
Total Investments in Securities:	$2,966,225,058	$2,836,643,633	$129,581,425	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,298,485,409)	$2,882,296,181
Fidelity Central Funds (cost $83,928,877)	83,928,877
Total Investment in Securities (cost $2,382,414,286)		$2,966,225,058
Foreign currency held at value (cost $1,156)		1,176
Receivable for fund shares sold		1,891,059
Dividends receivable		4,529,049
Distributions receivable from Fidelity Central Funds		91,816
Other receivables		15,134
Total assets		2,972,753,292
Liabilities
Payable for fund shares redeemed	$15,622,390
Accrued management fee	1,628,222
Other affiliated payables	400,247
Other payables and accrued expenses	52,387
Total liabilities		17,703,246
Net Assets		$2,955,050,046
Net Assets consist of:
Paid in capital		$2,268,649,940
Total accumulated earnings (loss)		686,400,106
Net Assets		$2,955,050,046
Net Asset Value and Maximum Offering Price
Value Discovery:
Net Asset Value, offering price and redemption price per share ($2,895,399,605 ÷ 80,198,843 shares)		$36.10
Class K:
Net Asset Value, offering price and redemption price per share ($59,650,441 ÷ 1,650,825 shares)		$36.13

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$64,760,047
Interest		20
Income from Fidelity Central Funds (including $7,383 from security lending)		166,043
Total income		64,926,110
Expenses
Management fee
Basic fee	$17,049,471
Performance adjustment	3,313,714
Transfer agent fees	4,306,478
Accounting fees	932,820
Custodian fees and expenses	64,773
Independent trustees' fees and expenses	10,795
Registration fees	118,586
Audit	54,613
Legal	4,849
Interest	967
Miscellaneous	10,711
Total expenses before reductions	25,867,777
Expense reductions	(101,429)
Total expenses after reductions		25,766,348
Net investment income (loss)		39,159,762
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	198,348,849
Foreign currency transactions	(59,021)
Total net realized gain (loss)		198,289,828
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(252,565,638)
Assets and liabilities in foreign currencies	(80,814)
Total change in net unrealized appreciation (depreciation)		(252,646,452)
Net gain (loss)		(54,356,624)
Net increase (decrease) in net assets resulting from operations		$(15,196,862)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,159,762	$32,304,908
Net realized gain (loss)	198,289,828	132,871,193
Change in net unrealized appreciation (depreciation)	(252,646,452)	740,830,907
Net increase (decrease) in net assets resulting from operations	(15,196,862)	906,007,008
Distributions to shareholders	(156,990,940)	(31,222,091)
Share transactions - net increase (decrease)	(152,690,805)	579,722,575
Total increase (decrease) in net assets	(324,878,607)	1,454,507,492
Net Assets
Beginning of period	3,279,928,653	1,825,421,161
End of period	$2,955,050,046	$3,279,928,653

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Value Discovery Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$37.95	$26.99	$28.85	$29.25	$28.10
Income from Investment Operations
Net investment income (loss)A,B	.45	.40	.57C	.54	.42
Net realized and unrealized gain (loss)	(.48)	10.98	(1.53)	.22	1.28
Total from investment operations	(.03)	11.38	(.96)	.76	1.70
Distributions from net investment income	(.43)	(.42)	(.52)	(.57)	(.31)
Distributions from net realized gain	(1.40)	–	(.38)	(.59)	(.24)
Total distributions	(1.82)D	(.42)	(.90)	(1.16)	(.55)
Net asset value, end of period	$36.10	$37.95	$26.99	$28.85	$29.25
Total ReturnE	(.21)%	42.65%	(3.54)%	2.86%	6.19%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	.80%	.75%	.66%	.60%	.69%
Expenses net of fee waivers, if any	.80%	.75%	.66%	.60%	.69%
Expenses net of all reductions	.80%	.74%	.64%	.60%	.69%
Net investment income (loss)	1.20%	1.21%	2.07%C	1.95%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$2,895,400	$3,192,073	$1,788,146	$2,400,695	$2,313,811
Portfolio turnover rateH	34%I	36%	70%I	48%	33%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.74%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Value Discovery Fund Class K

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$37.98	$27.01	$28.86	$29.28	$28.11
Income from Investment Operations
Net investment income (loss)A,B	.49	.44	.60C	.58	.46
Net realized and unrealized gain (loss)	(.48)	10.97	(1.52)	.20	1.28
Total from investment operations	.01	11.41	(.92)	.78	1.74
Distributions from net investment income	(.46)	(.44)	(.55)	(.61)	(.33)
Distributions from net realized gain	(1.40)	–	(.38)	(.59)	(.24)
Total distributions	(1.86)	(.44)	(.93)	(1.20)	(.57)
Net asset value, end of period	$36.13	$37.98	$27.01	$28.86	$29.28
Total ReturnD	(.12)%	42.76%	(3.40)%	2.93%	6.34%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.70%	.65%	.56%	.49%	.57%
Expenses net of fee waivers, if any	.70%	.65%	.56%	.49%	.57%
Expenses net of all reductions	.70%	.65%	.54%	.48%	.56%
Net investment income (loss)	1.30%	1.30%	2.17%C	2.06%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$59,650	$87,856	$37,275	$55,768	$67,335
Portfolio turnover rateG	34%H	36%	70%H	48%	33%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.84%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$669,815,192
Gross unrealized depreciation	(89,811,840)
Net unrealized appreciation (depreciation)	$580,003,352
Tax Cost	$2,386,221,706

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,302,907
Undistributed long-term capital gain	$97,722,379
Net unrealized appreciation (depreciation) on securities and other investments	$579,954,857

The Fund intends to elect to defer to its next fiscal year $12,580,038 of capital losses recognized during the period November 1, 2021 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$90,182,967	$ 31,222,091
Long-term Capital Gains	66,807,973	–
Total	$156,990,940	$ 31,222,091

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery Fund	1,085,860,122	1,328,439,283

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Value Discovery Fund	48,984	731,012	1,898,136	Class K

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Value Discovery as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value Discovery, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Discovery	$4,276,133.13
Class K	30,345.04
	$4,306,478

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Value Discovery Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Value Discovery Fund	$17,727

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Value Discovery Fund	Borrower	$7,569,333.49%		$620

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Value Discovery Fund	57,966,631	99,668,961	13,409,166

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Value Discovery Fund	$4,050

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Value Discovery Fund	$771	$–	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Value Discovery Fund	$9,389,000	1.33%	$347

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $54 .

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $101,375.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Value Discovery Fund
Distributions to shareholders
Value Discovery	$152,839,585	$30,572,278
Class K	4,151,355	649,813
Total	$156,990,940	$31,222,091

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Value Discovery Fund
Value Discovery
Shares sold	25,869,888	33,282,966	$956,993,939	$1,060,677,148
Reinvestment of distributions	2,456,100	697,213	92,332,868	20,391,490
Shares redeemed	(32,232,149)	(16,126,218)	(1,176,807,903)	(534,871,305)
Net increase (decrease)	(3,906,161)	17,853,961	$(127,481,096)	$546,197,333
Class K
Shares sold	509,056	1,438,921	$19,075,817	$50,378,390
Reinvestment of distributions	110,335	22,129	4,151,355	649,813
Shares redeemed	(1,281,507)	(528,282)	(48,436,881)	(17,502,961)
Net increase (decrease)	(662,116)	932,768	$(25,209,709)	$33,525,242

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Value Discovery Fund
Value Discovery	.83%
Actual		$1,000.00	$957.60	$4.03
Hypothetical-C		$1,000.00	$1,020.68	$4.16
Class K	.75%
Actual		$1,000.00	$957.80	$3.64
Hypothetical-C		$1,000.00	$1,021.08	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $196,037,606, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 99.72% of the short-term capital gain dividends distributed in September and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Value Discovery designates 44% and 68%; Class K designates 42% and 65% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Value Discovery designates 65% and 83%; Class K designates 63% and 80% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Value Discovery designates 1% and 3%; Class K designates 1% and 3%; of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Value Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Value Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

FVD-ANN-0922
1.788864.119

Fidelity® Value Discovery K6 Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Life of fundA
Fidelity® Value Discovery K6 Fund	0.60%	8.70%	9.15%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
$9,000
2017
2018
2019
2020
2021
2022

Period Ending Values
$15,750	Fidelity® Value Discovery K6 Fund
$15,184	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending July 31, 2022, the fund gained 0.60%, outperforming the -1.65% result of the benchmark Russell 3000® Value Index. Versus the benchmark, security selection was the primary contributor, particularly in the health care sector. An overweighting and picks in utilities also helped, as did investment choices among information technology stocks, primarily driven by the software & services industry. The biggest individual relative contributor was an overweight stake in Exxon Mobil (+56%). The position was among our biggest holdings. Also bolstering performance was outsized exposure to Centene, which gained approximately 35% and was among the fund's largest holdings. Avoiding Disney, a benchmark component that returned about -40%, helped relative performance as well. Conversely, the primary detractor from performance versus the benchmark was an underweighting in energy. Weak picks among materials companies also hurt the fund's relative performance. Further pressuring the fund's relative return was an overweighting in the communication services sector, primarily within the media & entertainment industry. Also, the fund’s foreign holdings detracted overall, hampered in part by continued U.S. dollar strength. The biggest individual relative detractor was an outsized stake in Comcast, which returned -34% the past 12 months and was among our largest holdings. The second-largest relative detractor this period was our decision to avoid Chevron, a benchmark component that gained 68%. Another notable relative detractor was an out-of-benchmark stake in Samsung Electronics (-29%). Notable changes in positioning include increased exposure to the utilities sector and a lower allocation to industrials stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.6
Exxon Mobil Corp.	4.3
Cigna Corp.	2.9
Centene Corp.	2.9
Comcast Corp. Class A	2.7
UnitedHealth Group, Inc.	2.6
Bristol-Myers Squibb Co.	2.6
JPMorgan Chase & Co.	2.3
Bank of America Corp.	2.1
Alphabet, Inc. Class A	2.0
29.0

Market Sectors as of July 31, 2022

% of fund's net assets
Financials	21.0
Health Care	20.0
Utilities	11.6
Information Technology	8.8
Industrials	8.3
Communication Services	8.0
Consumer Staples	7.5
Energy	5.1
Consumer Discretionary	4.1
Materials	2.7
Real Estate	0.6

Asset Allocation (% of fund's net assets)

As of July 31, 2022*
Stocks	97.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 16.0%

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	84.0%
Switzerland	4.2%
United Kingdom	3.7%
Canada	1.9%
France	1.5%
Korea (South)	1.2%
Bailiwick of Guernsey	1.1%
Netherlands	1.0%
Germany	0.7%
Other	0.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
COMMUNICATION SERVICES - 8.0%
Diversified Telecommunication Services - 1.9%
Verizon Communications, Inc.	55,600	$2,568,164
Entertainment - 1.4%
Activision Blizzard, Inc.	23,826	1,904,889
Interactive Media & Services - 2.0%
Alphabet, Inc. Class A (a)	24,320	2,828,902
Media - 2.7%
Comcast Corp. Class A	98,783	3,706,338

TOTAL COMMUNICATION SERVICES		11,008,293

CONSUMER DISCRETIONARY - 4.1%
Diversified Consumer Services - 1.4%
H&R Block, Inc.	48,543	1,939,778
Internet & Direct Marketing Retail - 0.5%
eBay, Inc.	14,027	682,133
Multiline Retail - 1.5%
Dollar General Corp.	8,117	2,016,506
Specialty Retail - 0.7%
Ross Stores, Inc.	11,568	940,016

TOTAL CONSUMER DISCRETIONARY		5,578,433

CONSUMER STAPLES - 7.5%
Beverages - 0.7%
Coca-Cola European Partners PLC	16,771	907,647
Food & Staples Retailing - 0.7%
U.S. Foods Holding Corp. (a)	29,985	944,528
Food Products - 2.5%
Mondelez International, Inc.	38,871	2,489,299
Tyson Foods, Inc. Class A	10,336	909,671
		3,398,970
Household Products - 3.3%
Procter & Gamble Co.	13,201	1,833,751
Reckitt Benckiser Group PLC	12,470	1,011,501
Spectrum Brands Holdings, Inc.	12,796	889,834
The Clorox Co.	5,762	817,282
		4,552,368
Personal Products - 0.3%
Unilever PLC sponsored ADR	9,303	452,684

TOTAL CONSUMER STAPLES		10,256,197

ENERGY - 5.1%
Oil, Gas & Consumable Fuels - 5.1%
Exxon Mobil Corp.	61,233	5,935,315
Parex Resources, Inc.	60,618	1,128,525
		7,063,840
FINANCIALS - 21.0%
Banks - 8.6%
Bank of America Corp.	83,955	2,838,519
Cullen/Frost Bankers, Inc.	3,107	405,153
JPMorgan Chase & Co.	27,900	3,218,544
M&T Bank Corp.	9,793	1,737,768
PNC Financial Services Group, Inc.	9,935	1,648,614
Wells Fargo & Co.	43,265	1,898,036
		11,746,634
Capital Markets - 2.9%
Affiliated Managers Group, Inc.	6,421	811,486
BlackRock, Inc. Class A	3,056	2,045,014
Invesco Ltd.	12,899	228,828
Northern Trust Corp.	8,946	892,632
		3,977,960
Diversified Financial Services - 4.6%
Berkshire Hathaway, Inc. Class B (a)	21,058	6,330,035
Insurance - 4.9%
Chubb Ltd.	14,097	2,659,258
The Travelers Companies, Inc.	15,191	2,410,812
Willis Towers Watson PLC	8,117	1,679,732
		6,749,802

TOTAL FINANCIALS		28,804,431

HEALTH CARE - 20.0%
Biotechnology - 2.1%
Regeneron Pharmaceuticals, Inc. (a)	2,441	1,419,905
Vertex Pharmaceuticals, Inc. (a)	5,089	1,427,006
		2,846,911
Health Care Providers & Services - 11.3%
Centene Corp. (a)	42,389	3,940,905
Cigna Corp.	14,534	4,002,082
Elevance Health, Inc.	4,451	2,123,572
Humana, Inc.	3,738	1,801,716
UnitedHealth Group, Inc.	6,677	3,621,204
		15,489,479
Pharmaceuticals - 6.6%
AstraZeneca PLC sponsored ADR	30,666	2,031,009
Bristol-Myers Squibb Co.	48,396	3,570,657
Roche Holding AG (participation certificate)	5,924	1,966,795
Sanofi SA sponsored ADR	31,229	1,552,081
		9,120,542

TOTAL HEALTH CARE		27,456,932

INDUSTRIALS - 8.3%
Aerospace & Defense - 4.9%
Airbus Group NV	3,315	357,429
L3Harris Technologies, Inc.	5,715	1,371,429
Lockheed Martin Corp.	3,039	1,257,569
Northrop Grumman Corp.	5,204	2,492,196
The Boeing Co. (a)	8,090	1,288,818
		6,767,441
Air Freight & Logistics - 0.2%
Deutsche Post AG	6,114	244,192
Electrical Equipment - 0.6%
Regal Rexnord Corp.	6,607	887,320
Industrial Conglomerates - 0.5%
Siemens AG	5,547	618,735
Machinery - 2.1%
ITT, Inc.	4,354	326,681
Oshkosh Corp.	15,181	1,307,084
Pentair PLC	14,348	701,474
Stanley Black & Decker, Inc.	6,328	615,904
		2,951,143

TOTAL INDUSTRIALS		11,468,831

INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 1.4%
Cisco Systems, Inc.	43,605	1,978,359
Electronic Equipment & Components - 0.9%
TE Connectivity Ltd.	8,716	1,165,591
IT Services - 2.9%
Amdocs Ltd.	16,547	1,440,582
Capgemini SA	3,245	614,723
Cognizant Technology Solutions Corp. Class A	18,191	1,236,260
Maximus, Inc.	10,542	704,733
		3,996,298
Semiconductors & Semiconductor Equipment - 0.7%
NXP Semiconductors NV	5,246	964,634
Software - 1.7%
Aspen Technology, Inc. (a)	2,366	482,877
NortonLifeLock, Inc.	44,031	1,080,080
Open Text Corp.	17,354	709,779
		2,272,736

TOTAL INFORMATION TECHNOLOGY		10,377,618

MATERIALS - 2.7%
Chemicals - 1.7%
DuPont de Nemours, Inc.	23,447	1,435,660
International Flavors & Fragrances, Inc.	7,369	914,124
		2,349,784
Metals & Mining - 1.0%
Lundin Mining Corp.	143,894	811,303
Newmont Corp.	12,747	577,184
		1,388,487

TOTAL MATERIALS		3,738,271

REAL ESTATE - 0.6%
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	10,195	872,896
UTILITIES - 11.6%
Electric Utilities - 9.7%
Constellation Energy Corp.	25,403	1,679,138
Duke Energy Corp.	14,419	1,585,081
Evergy, Inc.	22,364	1,526,567
Exelon Corp.	31,667	1,472,199
NextEra Energy, Inc.	13,268	1,121,013
PG&E Corp. (a)	194,655	2,113,953
Portland General Electric Co.	17,397	893,162
PPL Corp.	18,911	549,932
Southern Co.	30,346	2,333,304
		13,274,349
Independent Power and Renewable Electricity Producers - 0.5%
The AES Corp.	33,100	735,482
Multi-Utilities - 1.4%
Dominion Energy, Inc.	24,120	1,977,358

TOTAL UTILITIES		15,987,189

TOTAL COMMON STOCKS
(Cost $101,248,294)		132,612,931

Nonconvertible Preferred Stocks - 1.2%
INFORMATION TECHNOLOGY - 1.2%
Technology Hardware, Storage & Peripherals - 1.2%
Samsung Electronics Co. Ltd.
(Cost $1,520,808)	38,129	1,669,485

Money Market Funds - 2.2%
Fidelity Cash Central Fund 2.01% (b)
(Cost $3,085,900)	3,085,283	3,085,900
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $105,855,002)		137,368,316
NET OTHER ASSETS (LIABILITIES) - 0.1%		81,264
NET ASSETS - 100%		$137,449,580

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$4,029,546	$32,335,230	$33,278,876	$11,063	$--	$--	$3,085,900	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	--	1,948,486	1,948,486	64	--	--	--	0.0%
Total	$4,029,546	$34,283,716	$35,227,362	$11,127	$--	$--	$3,085,900

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$11,008,293	$11,008,293	$--	$--
Consumer Discretionary	5,578,433	5,578,433	--	--
Consumer Staples	10,256,197	9,244,696	1,011,501	--
Energy	7,063,840	7,063,840	--	--
Financials	28,804,431	28,804,431	--	--
Health Care	27,456,932	25,490,137	1,966,795	--
Industrials	11,468,831	10,248,475	1,220,356	--
Information Technology	12,047,103	10,377,618	1,669,485	--
Materials	3,738,271	3,738,271	--	--
Real Estate	872,896	872,896	--	--
Utilities	15,987,189	15,987,189	--	--
Money Market Funds	3,085,900	3,085,900	--	--
Total Investments in Securities:	$137,368,316	$131,500,179	$5,868,137	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $102,769,102)	$134,282,416
Fidelity Central Funds (cost $3,085,900)	3,085,900
Total Investment in Securities (cost $105,855,002)		$137,368,316
Foreign currency held at value (cost $47)		46
Receivable for fund shares sold		87,900
Dividends receivable		147,060
Reclaims receivable		72,854
Distributions receivable from Fidelity Central Funds		5,319
Total assets		137,681,495
Liabilities
Payable for fund shares redeemed	$181,843
Accrued management fee	50,072
Total liabilities		231,915
Net Assets		$137,449,580
Net Assets consist of:
Paid in capital		$93,088,778
Total accumulated earnings (loss)		44,360,802
Net Assets		$137,449,580
Net Asset Value, offering price and redemption price per share ($137,449,580 ÷ 10,579,829 shares)		$12.99

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$3,175,487
Income from Fidelity Central Funds (including $64 from security lending)		11,127
Total income		3,186,614
Expenses
Management fee	$725,060
Independent trustees' fees and expenses	546
Interest	620
Total expenses before reductions	726,226
Expense reductions	(6)
Total expenses after reductions		726,220
Net investment income (loss)		2,460,394
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,086,664
Foreign currency transactions	(2,831)
Total net realized gain (loss)		17,083,833
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(18,053,210)
Assets and liabilities in foreign currencies	(4,435)
Total change in net unrealized appreciation (depreciation)		(18,057,645)
Net gain (loss)		(973,812)
Net increase (decrease) in net assets resulting from operations		$1,486,582

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,460,394	$2,700,339
Net realized gain (loss)	17,083,833	19,597,112
Change in net unrealized appreciation (depreciation)	(18,057,645)	41,320,630
Net increase (decrease) in net assets resulting from operations	1,486,582	63,618,081
Distributions to shareholders	(16,794,011)	(3,362,410)
Share transactions
Proceeds from sales of shares	45,744,592	70,189,811
Reinvestment of distributions	16,794,011	3,362,410
Cost of shares redeemed	(90,356,117)	(117,625,866)
Net increase (decrease) in net assets resulting from share transactions	(27,817,514)	(44,073,645)
Total increase (decrease) in net assets	(43,124,943)	16,182,026
Net Assets
Beginning of period	180,574,523	164,392,497
End of period	$137,449,580	$180,574,523
Other Information
Shares
Sold	3,427,539	5,533,329
Issued in reinvestment of distributions	1,259,265	310,770
Redeemed	(6,803,571)	(9,346,543)
Net increase (decrease)	(2,116,767)	(3,502,444)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Value Discovery K6 Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$14.22	$10.15	$10.94	$10.98	$10.38
Income from Investment Operations
Net investment income (loss)A,B	.21	.19	.23C	.22	.19
Net realized and unrealized gain (loss)	(.12)	4.09	(.62)	.09	.49
Total from investment operations	.09	4.28	(.39)	.31	.68
Distributions from net investment income	(.20)	(.21)	(.23)	(.27)	(.08)
Distributions from net realized gain	(1.12)	–	(.17)	(.08)	–
Total distributions	(1.32)	(.21)	(.40)	(.35)	(.08)
Net asset value, end of period	$12.99	$14.22	$10.15	$10.94	$10.98
Total ReturnD,E	.60%	42.84%	(3.80)%	2.98%	6.58%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.44%	.45%	.45%
Net investment income (loss)	1.52%	1.51%	2.27%C	2.13%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$137,450	$180,575	$164,392	$191,701	$266,215
Portfolio turnover rateH	37%I	55%	82%	45%	38%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.93%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Value Discovery K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$34,634,730
Gross unrealized depreciation	(3,437,369)
Net unrealized appreciation (depreciation)	$31,197,361
Tax Cost	$106,170,955

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,289,192
Undistributed long-term capital gain	$11,876,117
Net unrealized appreciation (depreciation) on securities and other investments	$31,195,495

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$9,548,218	$ 3,362,410
Long-term Capital Gains	7,245,793	–
Total	$16,794,011	$ 3,362,410

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery K6 Fund	57,853,028	100,390,777

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Value Discovery K6 Fund	136,458	1,898,136

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Value Discovery K6 Fund	$1,203

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Value Discovery K6 Fund	Borrower	$2,267,000.32%		$60

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Value Discovery K6 Fund	3,114,193	7,698,987	1,294,918

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Value Discovery K6 Fund	$6	$–	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Value Discovery K6 Fund	$34,790,000.58%		$560

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $6.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery K6 Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Value Discovery K6 Fund	.45%
Actual		$1,000.00	$960.10	$2.19
Hypothetical-C		$1,000.00	$1,022.56	$2.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $16,000,609, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.88%, and 98.55% of the short-term capital gain dividends distributed in September and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 20%, and 49% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 30%, and 73% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1%, and 3% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year period ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Value Discovery K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity Value Discovery K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

FVDK6-ANN-0922
1.9884003.105

Item 2.

Code of Ethics

As of the end of the period, July 31, 2022, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series Intrinsic Opportunities Fund, Fidelity Value Discovery Fund and Fidelity Value Discovery K6 Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$54,100	$-	$10,300	$1,300
Fidelity Value Discovery Fund	$35,100	$-	$8,000	$900
Fidelity Value Discovery K6 Fund	$33,800	$-	$8,300	$800

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$52,800	$-	$9,500	$1,300
Fidelity Value Discovery Fund	$34,400	$-	$9,900	$900
Fidelity Value Discovery K6 Fund	$33,200	$-	$7,600	$900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund and Fidelity Low-Priced Stock K6 Fund (the “Funds”):

Services Billed by PwC

July 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$86,500	$6,100	$29,100	$2,000
Fidelity Low-Priced Stock K6 Fund	$64,100	$5,300	$15,600	$1,800

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$78,600	$6,300	$18,200	$2,200
Fidelity Low-Priced Stock K6 Fund	$64,700	$5,400	$11,700	$1,900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2022A	July 31, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2022A	July 31, 2021A
Audit-Related Fees	$7,914,600	$8,959,700
Tax Fees	$353,200	$11,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2022A	July 31, 2021A
Deloitte Entities	$498,400	$562,400
PwC	$13,295,100	$14,319,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2022